  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 12, 1997

                                         SECURITIES ACT FILE NO. 333-33759
                                       INVESTMENT COMPANY ACT FILE NO. 811-6661

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                --------------

                                   FORM N-14
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                --------------

                                               POST-EFFECTIVE AMENDMENT NO. [_]
PRE-EFFECTIVE AMENDMENT NO. 1 [X]
                       (CHECK APPROPRIATE BOX OR BOXES)

                                --------------

                   MUNIYIELD NEW YORK INSURED FUND II, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                --------------

                                (609) 282-2800
                       (AREA CODE AND TELEPHONE NUMBER)

                                --------------

                            800 SCUDDERS MILL ROAD
                         PLAINSBORO, NEW JERSEY 08536
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                --------------

                                 ARTHUR ZEIKEL
                   MUNIYIELD NEW YORK INSURED FUND II, INC.
             800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
       MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                --------------

                                  COPIES TO:
    FRANK P. BRUNO, ESQ.                             PHILIP L. KIRSTEIN, ESQ.
      BROWN & WOOD LLP                            MERRILL LYNCH ASSET MANAGEMENT
   ONE WORLD TRADE CENTER                             800 SCUDDERS MILL ROAD
NEW YORK, NEW YORK 10048-0557                      PLAINSBORO, NEW JERSEY 08536

                                --------------

  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

                                --------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                    MUNIYIELD NEW YORK INSURED FUND II, INC.

                             CROSS REFERENCE SHEET
            PURSUANT TO RULE 481(A) UNDER THE SECURITIES ACT OF 1933

 FORM N-14
 ITEM NO.                                 PROXY STATEMENT AND PROSPECTUS CAPTION
 ---------                                --------------------------------------
 PART A
 Item 1.   Beginning of Registration
           Statement and                  Registration Statement Cover Page;
           Outside Front Cover Page of     Prospectus Cover Page
           Prospectus..................
 Item 2.   Beginning and Outside Back
           Cover Page of Prospectus....   Table of Contents
 Item 3.   Fee Table, Synopsis            The Reorganization--Summary; The
           Information and Risk            Reorganization--Risk Factors and
           Factors.....................    Special Considerations
 Item 4.   Information about the          The Reorganization--Summary; The
           Transaction.................    Reorganization--Agreement and Plan of
                                           Reorganization
 Item 5.   Information about the          Prospectus Cover Page; The
           Registrant..................    Reorganization--Summary; The
                                           Reorganization--Comparison of the
                                           Funds; Additional Information
 Item 6.   Information about the          Prospectus Cover Page; The
           Company Being Acquired......    Reorganization--Summary; The
                                           Reorganization--Comparison of the
                                           Funds; Additional Information
 Item 7.   Voting Information..........   The Reorganization--Summary; The
                                           Reorganization--Comparison of the
                                           Funds; Information Concerning the
                                           Meetings; Additional Information
 Item 8.   Interest of Certain Persons    Not Applicable
           and Experts.................
 Item 9.   Additional Information
           Required for Reoffering by     Not Applicable
           Persons Deemed to be
           Underwriters................
 PART B
 Item 10.  Cover Page..................   Not Applicable
 Item 11.  Table of Contents...........   Not Applicable
 Item 12.  Additional Information about   The Reorganization--Comparison of the
           the Registrant..............    Funds
 Item 13.  Additional Information about
           the Company Being Acquired..   The Reorganization--Comparison of the
                                           Funds
 Item 14.  Financial Statements........   Financial Statements
 PART C
   Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                   MUNIYIELD NEW YORK INSURED FUND II, INC.
                       TAURUS MUNINEWYORK HOLDINGS, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                               ----------------

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
                   MUNIYIELD NEW YORK INSURED FUND II, INC.
                                      AND
     SPECIAL MEETING OF STOCKHOLDERS OF TAURUS MUNINEWYORK HOLDINGS, INC.

                               ----------------

                        TO BE HELD ON OCTOBER 20, 1997

TO THE STOCKHOLDERS OF
 MUNIYIELD NEW YORK INSURED FUND II, INC.
 TAURUS MUNINEWYORK HOLDINGS, INC.:

  NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of MuniYield New York Insured Fund II, Inc. ("Insured") and a special meeting of stockholders of Taurus MuniNewYork Holdings, Inc. ("Taurus") (collectively, the "Meetings") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on Monday, October 20, 1997 at 10:00 a.m., New York time (for Insured) and 10:30 a.m., New York time (for Taurus) for the following purposes:

    (1) To approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan of Reorganization") contemplating the acquisition of all of the assets of Taurus by Insured, and the assumption of all of the liabilities of Taurus by Insured, in exchange solely for an equal aggregate value of newly-issued shares of Common Stock of Insured ("Insured Common Stock") and shares of a newly-created series of Auction Market Preferred Stock ("AMPS") of Insured to be designated Series D ("Insured Series D AMPS") and the distribution of such Insured Common Stock to the holders of Common Stock of Taurus and such Insured Series D AMPS to the holders of Taurus AMPS. A vote in favor of this proposal also will constitute a vote in favor of the liquidation and dissolution of Taurus and the termination of its registration under the Investment Company Act of 1940;

    (2) For the stockholders of Insured only:

      (a) To elect a Board of Directors to serve for the ensuing year;

      (b) To consider and act upon a proposal to ratify the selection of Ernst & Young LLP to serve as independent auditors of Insured for its current fiscal year ending October 31, 1997; and

    (3) To transact such other business as properly may come before the Meetings or any adjournment thereof.

  The Boards of Directors of Insured and Taurus have fixed the close of business on August 25, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof.

  A complete list of the stockholders of each of Insured and Taurus entitled to vote at the Meetings will be available and open to the examination of any stockholder of Insured or Taurus, respectively, for any purpose germane to the Meetings during ordinary business hours from and after October 6, 1997, at the offices of Insured, 800 Scudders Mill Road, Plainsboro, New Jersey.

  You are cordially invited to attend the Meetings. Stockholders who do not expect to attend the Meetings in person are requested to complete, date and sign the enclosed form of proxy applicable to their Fund and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of Insured or Taurus, as applicable.

                                          By Order of the Boards of Directors

                                          Philip M. Mandel
                                          Secretary of MuniYield  New York
                                          Insured Fund II, Inc.

                                          Patrick D. Sweeney
                                          Secretary of Taurus  MuniNewYork
                                          Holdings, Inc.

Plainsboro, New Jersey

Dated: September 12, 1997

                      PROXY STATEMENT AND PROSPECTUS
                    MUNIYIELD NEW YORK INSURED FUND II, INC.
                       TAURUS MUNINEWYORK HOLDINGS, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                                 (609) 282-2800

                               ----------------

                       ANNUAL MEETING OF STOCKHOLDERS OF
                    MUNIYIELD NEW YORK INSURED FUND II, INC.
                                      AND
      SPECIAL MEETING OF STOCKHOLDERS OF TAURUS MUNINEWYORK HOLDINGS, INC.

                               ----------------

                                OCTOBER 20, 1997

  This Joint Proxy Statement and Prospectus (the "Proxy Statement and Prospectus") is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of MuniYield New York Insured Fund II, Inc., a Maryland corporation ("Insured"), and Taurus MuniNewYork Holdings, Inc., a Maryland corporation ("Taurus"), for use at the annual meeting of stockholders of Insured ("Insured Annual Meeting") and a special meeting of stockholders of Taurus (the "Taurus Special Meeting" and collectively with the Insured Annual Meeting, the "Meetings") called to approve or disapprove the proposed reorganization whereby (i) Insured will acquire all of the assets, and will assume all of the liabilities, of Taurus, in exchange solely for an equal aggregate value of newly-issued shares of Common Stock, par value $.10 per share, of Insured ("Insured Common Stock") and shares of a newly-created series of Auction Market Preferred Stock ("AMPS") of Insured, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to be designated Series D ("Insured Series D AMPS") to be issued by Insured; and (ii) Taurus will be deregistered and dissolved (collectively, the "Reorganization"). Insured and Taurus sometimes are referred to herein collectively as the "Funds" and individually as a "Fund," each as applicable and each as the context requires. This Proxy Statement and Prospectus also is being furnished to stockholders of Insured in connection with the election of the Board of Directors of Insured and the ratification of the selection of independent auditors for Insured.
                                                        (continued on next page)

 THESE SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION NOR  HAS THE  COMMISSION PASSED UPON  THE ACCURACY OR
    ADEQUACY OF THIS PROXY STATEMENT  AND PROSPECTUS. ANY REPRESENTATION TO
      THE       CONTRARY        IS       A        CRIMINAL       OFFENSE.

  This Proxy Statement and Prospectus serves as a prospectus of Insured under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the issuance of Insured Common Stock and Insured Series D AMPS in the Reorganization.

  This Proxy Statement and Prospectus sets forth concisely the information about Insured and Taurus that stockholders of Insured and Taurus should know before considering the Reorganization and should be retained for future reference. Insured and Taurus have authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

  The address of the principal executive offices of both Insured and Taurus is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

  THE DATE OF THIS PROXY STATEMENT AND PROSPECTUS IS SEPTEMBER 12, 1997.

  The aggregate net asset value of the Insured Common Stock to be issued to Taurus and thereafter distributed to the holders of shares of Common Stock, par value $.10 per share, of Taurus ("Taurus Common Stock") will equal the aggregate net asset value of the shares of Taurus Common Stock on the date of the Reorganization. Similarly, it is intended that the aggregate liquidation preference and value of the Insured Series D AMPS to be issued to Taurus and thereafter distributed to the holders of shares of Taurus AMPS, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) ("Taurus AMPS"), will equal the aggregate liquidation preference and value of the Taurus AMPS on the date of the Reorganization. As soon as practicable after the receipt by Insured of all of Taurus' assets and the assumption by Insured of all of Taurus' liabilities, Taurus will distribute Insured Common Stock and Insured Series D AMPS to Taurus stockholders as described under "The Reorganization." Thereafter, Taurus will terminate its registration under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and will liquidate and dissolve in accordance with the laws of the State of Maryland.

  Both Insured and Taurus are non-diversified, leveraged, closed-end management investment companies with similar investment objectives. Both Insured and Taurus seek to provide stockholders with as high a level of current income exempt from Federal income taxes and New York State and New York City personal income taxes as is consistent with their respective investment policies and prudent investment management. Insured and Taurus seek to achieve their respective investment objectives by investing primarily in a portfolio of long-term investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and New York State and New York City personal income taxes ("Municipal Bonds"). There can be no assurance that after the Reorganization the surviving fund will achieve the investment objective of either Insured or Taurus.

  Insured Common Stock and Taurus Common Stock are listed on the New York Stock Exchange (the "NYSE") under the symbols "MYT" and "MNY," respectively. Subsequent to the Reorganization, shares of Insured Common Stock will continue to be listed on the NYSE under the symbol "MYT." Reports, proxy materials and other information concerning either Fund may be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
INTRODUCTION..............................................................   5
THE REORGANIZATION........................................................   6
  SUMMARY.................................................................   6
  RISK FACTORS AND SPECIAL CONSIDERATIONS.................................  14
    Effects of Leverage...................................................  14
    Portfolio Management..................................................  15
    Ratings Considerations................................................  16
  COMPARISON OF THE FUNDS.................................................  17
    Financial Highlights..................................................  17
    Investment Objective and Policies.....................................  21
    Portfolio Insurance...................................................  23
    Description of New York Municipal Bonds and Municipal Bonds...........  24
    Special Considerations Relating to New York Municipal Bonds...........  25
    Other Investment Policies.............................................  26
    Information Regarding Options and Futures Transactions................  27
    Investment Restrictions...............................................  30
    Rating Agency Guidelines..............................................  31
    Portfolio Composition.................................................  31
    Portfolio Transactions................................................  33
    Portfolio Turnover....................................................  33
    Net Asset Value.......................................................  34
    Capital Stock.........................................................  34
    Management of the Funds...............................................  36
    Voting Rights.........................................................  39
    Stockholder Inquiries.................................................  40
    Dividends and Distributions...........................................  40
    Automatic Dividend Reinvestment Plan..................................  41
    Mutual Fund Investment Option.........................................  43
    Liquidation Rights of Holders of AMPS.................................  43
    Tax Rules Applicable to Insured, Taurus and their Stockholders........  43
  AGREEMENT AND PLAN OF REORGANIZATION....................................  47
    General...............................................................  47
    Procedure.............................................................  47
    Terms of the Agreement and Plan of Reorganization.....................  48
    Potential Benefits to Insured Common Stockholders and Taurus Common
     Stockholders as a Result of the Reorganization.......................  50
    Surrender and Exchange of Taurus Stock Certificates...................  51
    Tax Consequences of the Reorganization................................  51
    Capitalization........................................................  53
ELECTION OF DIRECTORS.....................................................  54
    Committee and Board Meetings..........................................  56
    Compliance with Section 16(a) of the Securities Exchange Act of 1934..  56
    Interested Persons....................................................  56
    Compensation of Directors.............................................  56
    Officers of the Funds.................................................  57
SELECTION OF INDEPENDENT AUDITORS.........................................  58
INFORMATION CONCERNING THE MEETINGS.......................................  58
    Date, Time and Place of Meetings......................................  58
    Solicitation, Revocation and Use of Proxies...........................  58
    Record Date and Outstanding Shares....................................  59

                                                                          PAGE
                                                                          -----
    Security Ownership of Certain Beneficial Owners and Management of In-
     sured and Taurus....................................................    59
    Voting Rights and Required Vote......................................    59
  ADDITIONAL INFORMATION.................................................    61
  CUSTODIAN..............................................................    62
  TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR................    62
  LEGAL PROCEEDINGS......................................................    62
  LEGAL OPINIONS.........................................................    62
  EXPERTS................................................................    63
  STOCKHOLDER PROPOSALS..................................................    63
  INDEX TO FINANCIAL STATEMENTS..........................................   F-1
  EXHIBIT I--AGREEMENT AND PLAN OF REORGANIZATION........................   I-1
  EXHIBIT II--ECONOMIC CONDITIONS IN NEW YORK............................  II-1
  EXHIBIT III--RATINGS OF MUNICIPAL BONDS AND COMMERCIAL PAPER........... III-1
  EXHIBIT IV--PORTFOLIO INSURANCE........................................  IV-1

                                 INTRODUCTION

  This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of Insured and Taurus for use at the Meetings to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey on October 20, 1997, at 10:00 a.m., New York time (for Insured) and 10:30 a.m., New York time (for Taurus). The mailing address for both Insured and Taurus is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is September 16, 1997.

  Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of Insured or Taurus, as applicable, at the address indicated above or by voting in person at the appropriate Meeting. All properly executed proxies received prior to the Meetings will be voted at the Meetings in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, (a) all proxies will be voted "FOR" proposal: (1) to approve the Agreement and Plan of Reorganization between Insured and Taurus (the "Agreement and Plan of Reorganization"); and (b) for the stockholders of Insured only, all proxies submitted by Insured stockholders will be voted "FOR" proposals (2)(a) and
(2)(b): (2)(a) to elect a Board of Directors of Insured to serve for the ensuing year; and (2)(b) to ratify the selection of Ernst & Young LLP as the independent auditors of Insured for the Fund's current fiscal year ending October 31, 1997.

  With respect to proposal (1), approval of the Agreement and Plan of Reorganization will require the affirmative vote of stockholders representing
(i) a majority of the outstanding shares of Insured Common Stock and the outstanding shares of AMPS of Insured, designated Series A, Series B and Series C, each with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) (collectively, the "Insured AMPS"), voting together as a single class, (ii) a majority of the outstanding shares of Insured AMPS, voting separately as a class, (iii) a majority of the outstanding shares of Taurus Common Stock and Taurus AMPS, voting together as a single class, and
(iv) a majority of the outstanding shares of Taurus AMPS, voting separately as a class.

  With respect to proposal (2)(a), holders of shares of Insured AMPS voting separately as a class are entitled to elect two Directors of Insured and holders of shares of Insured Common Stock and Insured AMPS, voting together as a single class, are entitled to elect the remaining Directors of Insured. Assuming a quorum is present, (x) election of the two Directors of Insured to be elected by the holders of Insured AMPS, voting separately as a class, will require the affirmative vote of a majority of the votes cast by the holders of the Insured AMPS, represented at the Insured Annual Meeting and entitled to vote; and (y) election of the remaining Directors of Insured will require the affirmative vote of a majority of the votes cast by the holders of shares of Insured Common Stock and Insured AMPS, represented at the Insured Annual Meeting and entitled to vote, voting together as a single class.

  With respect to proposal (2)(b), approval of the ratification of the selection of Ernst & Young LLP as the independent auditors of Insured will require the affirmative vote of a majority of the votes cast by the holders of shares of Insured Common Stock and Insured AMPS represented at the Meetings and entitled to vote, voting together as a single class.

  The Boards of Directors of Insured and Taurus have fixed the close of business on August 25, 1997 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, there were issued and outstanding 21,195,037 shares of Insured Common Stock, 5,760 shares of Insured AMPS in three series, 6,714,921 shares of Taurus Common Stock and 1,200 shares of Taurus AMPS. To the knowledge of the management of each of Insured and Taurus, no person owned beneficially more than 5% of the respective outstanding shares of either class of capital stock of Insured or Taurus at the Record Date.

  The Boards of Directors of Insured and Taurus know of no business other than that discussed in proposals (1) and (2) above which will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

  The class of stockholders solicited and entitled to vote on each proposal is outlined in the chart below:

                                                         INSURED     TAURUS
------------------------------------------------------------------------------
                                                       COMMON      COMMON
                         ITEM                          STOCK  AMPS STOCK  AMPS
------------------------------------------------------------------------------
  1--Approval of Agreement and Plan of Reorganization   Yes   Yes   Yes   Yes
------------------------------------------------------------------------------
  2(a)--Election of Directors (1)                       Yes   Yes    No    No
------------------------------------------------------------------------------
  2(b)--Ratification of Selection of Independent
   Auditors                                             Yes   Yes    No    No

--------

(1) Six directors of Insured are to be elected: two Directors are to be elected by the holders of Insured AMPS voting separately as a class, and the remaining four Directors are to be elected by the holders of Insured Common Stock and Insured AMPS, voting together as a single class.

                              THE REORGANIZATION

SUMMARY

  The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus and is qualified in its entirety by reference to the more complete information contained herein and in the Agreement and Plan of Reorganization, attached hereto as Exhibit I.

  In this Proxy Statement and Prospectus, the term "Reorganization" refers collectively to (i) the acquisition of all of the assets and the assumption of all of the liabilities of Taurus by Insured and the subsequent distribution of Insured Common Stock and Insured Series D AMPS to the holders of Taurus Common Stock and Taurus AMPS, respectively, and (ii) the subsequent deregistration and dissolution of Taurus.

  At a meeting of the Board of Directors of Insured held on June 20, 1997, and at a meeting of the Board of Directors of Taurus held on July 7, 1997, the Boards of Directors of Insured and Taurus unanimously approved a proposal that Insured acquire all of the assets, and assume all of the liabilities, of Taurus in exchange solely for Insured Common Stock and Insured Series D AMPS to be issued to Taurus and thereafter distributed to the stockholders of Taurus. Subject to obtaining the necessary approvals from the Insured and Taurus stockholders, the Board of Directors of Taurus deemed advisable the deregistration of Taurus under the Investment Company Act and its dissolution under the laws of the State of Maryland.

  If the Insured and Taurus stockholders approve the Reorganization, Insured Common Stock and Insured Series D AMPS will be issued to Taurus in exchange for the assets of Taurus and thereafter Taurus will distribute these shares to its stockholders as provided in the Agreement and Plan of Reorganization. After the Reorganization, Taurus will terminate its registration under the Investment Company Act and its incorporation under Maryland law.

  Insured and Taurus are both non-diversified, leveraged, closed-end management investment companies registered under the Investment Company Act. Both Insured and Taurus seek to provide stockholders with as high a level of current income exempt from Federal income taxes and New York State and New York City personal income taxes as is consistent with their respective investment policies and prudent investment management. Both Insured and Taurus seek to achieve their investment objectives by investing primarily in a portfolio of New York Municipal Bonds. With respect to Insured, under normal circumstances, at least 80% of Insured's total assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest ("Insured

Municipal Obligations"). Conversely, Taurus invests primarily in uninsured municipal obligations. As a result of the Reorganization, Insured may have more than 20% of its assets invested in uninsured Municipal Bonds; however, Insured will take steps necessary to ensure that, within 30 days after the Exchange Date, at least 80% of its assets will be invested in Insured Municipal Obligations. Each Fund will maintain at least 65% of its assets in New York Municipal Bonds and at least 80% of its assets in New York Municipal Bonds and other long-term municipal obligations exempt from Federal income taxes, but not from New York State and New York City personal income taxes.

  Based upon their evaluation of all relevant information, the Directors of Insured and Taurus have determined that the Reorganization will potentially benefit the holders of Common Stock of both Insured and Taurus. Specifically, after the Reorganization, Taurus stockholders will remain invested in a closed-end fund that has an investment objective and policies similar to those of Taurus and that utilizes many of the same management personnel. In addition, it is anticipated that both Insured and Taurus common stockholders will be subject to a reduced overall operating expense ratio based on the combined assets of the surviving fund after the Reorganization. It is not anticipated that the Reorganization will directly benefit the holders of shares of Insured AMPS or Taurus AMPS; however, the Reorganization will not adversely affect the holders of shares of AMPS of either Fund and the expenses of the Reorganization will not be borne by the holders of shares of AMPS of either Fund.

  In deciding to recommend the Reorganization, the Boards of Directors of Insured and Taurus took into account the investment objective and policies of both Insured and Taurus, the expenses incurred both due to the Reorganization and on an ongoing basis by the new and existing stockholders of Insured and the potential benefits, including economies of scale, to the holders of Common Stock and AMPS of Insured and Taurus as a result of the Reorganization. The Boards of Directors of Insured and Taurus, including all of the Directors who are not "interested persons," as defined in the Investment Company Act, of Insured or Taurus, have determined that the Reorganization is in the best interests of each of the Funds and of the holders of Common Stock and AMPS of Insured and Taurus and that the interests of such stockholders will not be diluted as a result of effecting the Reorganization.

  If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approval, provided that the Funds have obtained prior to that time a favorable private letter ruling from the Internal Revenue Service (the "IRS") concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan of Reorganization. Under the Agreement and Plan of Reorganization, however, the Board of Directors of either Insured or Taurus may cause the Reorganization to be postponed or abandoned should either Board determine that it is in the best interests of the stockholders of either Insured or Taurus, respectively, to do so. The Agreement and Plan of Reorganization may be terminated, and the Reorganization abandoned, whether before or after approval by the Funds' stockholders, at any time prior to the Exchange Date (as defined below), (i) by mutual consent of the Boards of Directors of Insured and Taurus; (ii) by the Board of Directors of Insured if any condition to Insured's obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Taurus if any condition to Taurus' obligations has not been fulfilled or waived by such Board.

        PRO FORMA FEE TABLE FOR COMMON STOCKHOLDERS OF INSURED, TAURUS
          AND THE COMBINED FUND AS OF APRIL 30, 1997 (UNAUDITED) (A)

                                                     ACTUAL
                                                 -----------------    PRO FORMA
                                                 INSURED    TAURUS    COMBINED
                                                 -------    ------    ---------
Common Stockholder Transaction Expenses:
 Maximum Sales Load
 (as a percentage of the offering price)
 imposed on purchases of Common Stock..........   5.50%(b)   5.50%(b)    -- (c)
Dividend Reinvestment and Cash Purchase Plan
 Fees..........................................   None       None       None
Annual Fund Operating Expenses (as a percentage
 of average net assets attributable to Common
 Stock; annualized) (d):
Investment Advisory Fees.......................   0.73%      0.69%      0.72%
Other Expenses
 Transfer Agent Fees...........................   0.03%      0.06%      0.03%
 Custodian Fee.................................   0.01%      0.01%      0.01%
 Miscellaneous.................................   0.23%      0.35%      0.20%
                                                  ----       ----       ----
 Total Other Expenses..........................   0.27%      0.42%      0.24%
                                                  ----       ----       ----
Total Annual Operating Expenses................   1.00%      1.11%      0.96%
                                                  ====       ====       ====

--------
(a) No information is presented with respect to the AMPS because neither Fund's expenses nor expenses of the Reorganization will be borne by the holders of AMPS of either Fund. Generally AMPS are sold at a fixed liquidation preference of $25,000 per share and investment return is set at an auction.
(b) Sales load charged in the Fund's initial offering, subject to reductions for bulk purchases. Shares of Common Stock purchased on the secondary market are not subject to sales loads, but may be subject to brokerage commissions or other charges.
(c) No sales load will be charged on the issuance of shares in the Reorganization. Shares of Common Stock are not available for purchase from the Funds but may be purchased through a broker-dealer subject to individually negotiated commission rates.

(d) The actual annual fund operating expenses for Taurus were derived from the Fund's semi-annual shareholder report dated as of April 30, 1997. The actual fund operating expenses for Insured are for the three months ended April 30, 1997. The pro forma annual operating expenses for the combined fund are projections for a 12-month period.

              CUMULATIVE EXPENSES PAID ON SHARES OF COMMON STOCK
                          FOR THE PERIODS INDICATED:

                                                          1     3     5    10
                                                         YEAR YEARS YEARS YEARS
                                                         ---- ----- ----- -----
An investor would pay the following expenses on a
 $1,000 investment, including the maximum sales load of
 $55 and assuming (1) an operating expense ratio of
 1.00% for Insured shares, 1.11% for Taurus shares and
 0.96% for shares of the combined fund and (2) a 5%
 annual return throughout the period:
Insured................................................  $65   $85  $107  $171
Taurus.................................................  $66   $88  $113  $183
Combined Fund*.........................................  $64   $84  $105  $166

--------
* Assumes that the Reorganization had taken place on April 30, 1997.

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that an Insured or Taurus common stockholder will bear directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The Example set forth above assumes that shares of Common Stock were purchased in the initial offerings and the reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission (the "Commission") regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. See "The Reorganization--Comparison of the Funds" and "The Reorganization--Agreement and Plan of Reorganization-- Potential Benefits to Insured Common Stockholders and Taurus Common Stockholders as a Result of the Reorganization."

BUSINESS OF INSURED............  Insured was incorporated under the laws of the State of Maryland on May 5, 1992 and commenced operations on June 26, 1992. Like Taurus, Insured is a non-diversified, leveraged, closed-end management investment company whose investment objective is to provide stockholders with as high a level of current income exempt from Federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. Furthermore, like Taurus, Insured seeks to achieve its investment objective by investing primarily in a portfolio of New York Municipal Bonds. With respect to Insured, under normal circumstances at least 80% of Insured's assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. See "The Reorganization--Comparison of the Funds-- Investment Objective and Policies."

                                 Like Taurus, Insured has outstanding both
                                 Common Stock and AMPS. As of August 31, 1997, Insured had net assets of $460,317,112.

BUSINESS OF TAURUS.............
                                 Taurus was incorporated under the laws of the State of Maryland on October 26, 1989 and commenced operations on February 1, 1990. Like Insured, Taurus is a non-diversified, leveraged, closed-end management investment company whose investment objective is to provide stockholders with as high a level of current income exempt from Federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. Furthermore, like Insured, Taurus seeks to achieve its investment objective by investing primarily in a portfolio of New York Municipal Bonds.

                                 Like Insured, Taurus has outstanding both
                                 Common Stock and AMPS. As of August 31, 1997, Taurus had net assets of $112,068,777.

COMPARISON OF THE FUNDS........
                                 Investment Objective and Policies. Insured and Taurus have similar investment objectives and policies. Both Funds seek to pay interest exempt from Federal income taxes and New York

                                 State and New York City personal income taxes and seek to maintain as much of their respective portfolios invested in New York Municipal Bonds as possible. As of June 30, 1997, 98% of Insured's net assets and 96% of Taurus' net assets were invested in New York Municipal Bonds. With respect to Insured, under normal circumstances at least 80% of Insured's assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. Conversely, Taurus invests primarily in uninsured municipal obligations. The same fundamental investment restrictions apply to both Insured and Taurus. See "The Reorganization--Comparison of the Funds-- Investment Objective and Policies."

                                 Capital Stock. Insured and Taurus each has outstanding both Common Stock and AMPS. Like Taurus Common Stock, Insured Common Stock is traded on the NYSE. As of August 31, 1997, the net asset value per share of Insured Common Stock was $14.92 and the market price per share was $14.75, and as of the same date, the net asset value per share of the Taurus Common Stock was $12.22 and the market price per share was $12.125. Insured AMPS and Taurus AMPS each have a liquidation preference of $25,000 per share and are sold principally at auctions. See "The Reorganization--Comparison of the Funds-- Capital Stock."

                                 Auctions generally have been held and will be held every seven days in the case of the Insured Series A AMPS and Series B AMPS and every 28 days in the case of the Insured Series C AMPS and Taurus AMPS unless the applicable Fund elects, subject to certain limitations, to have a special dividend period. As of the auction held on August 29, 1997, the dividend rate on the Insured Series A AMPS was 3.25%; as of the auction held on August 26, 1997, the dividend rate on the Insured Series B AMPS was 2.80%; as of the auction held on August 13, 1997, the dividend rate on the Insured Series C AMPS was 3.40%; and as of the auction held on August 5, 1997, the dividend rate on the Taurus AMPS was 3.40%.

                                 Advisory Fees. The investment adviser for both Insured and Taurus is Fund Asset Management, L.P. ("FAM"). FAM is an affiliate of MLAM, and both FAM and MLAM are owned and controlled by Merrill Lynch & Co., Inc. ("ML & Co."). The principal business address of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. MLAM or FAM acts as the investment adviser for more than 140 registered investment companies. FAM also offers portfolio management and portfolio analysis services to individuals and institutions.

                                 FAM is responsible for the management of each Fund's investment portfolio and for providing administrative services to each Fund. Many of the same personnel are involved in the management of the portfolios of Insured and Taurus. The portfolios of Insured and Taurus are managed by Roberto Roffo.

                                 Pursuant to separate investment advisory agreements between each Fund and FAM, each Fund pays FAM a monthly fee at the annual rate of .50% of such Fund's average weekly net assets, including proceeds from the issuance of AMPS. Subsequent to the Reorganization, FAM will continue to receive compensation at the rate of .50% of the average weekly net assets of the surviving Fund. See "Comparison of the Funds-- Management of the Funds."

                                 Other Significant Fees. State Street Bank and Trust Company is the custodian, transfer agent, dividend disbursing agent and registrar for Insured in connection with its Common Stock. The Bank of New York is the custodian, transfer agent, dividend disbursing agent and registrar for Taurus in connection with its Common Stock. IBJ Schroder Bank and Trust Company is the transfer agent, dividend disbursing agent, registrar and auction agent for both Insured and Taurus in connection with their respective AMPS. The principal business addresses are as follows: State Street Bank and Trust Company, One Heritage Drive, P2N, North Quincy, Massachusetts 02171; The Bank of New York, 110 Washington Street, New York, New York 10286; IBJ Schroder Bank and Trust Company, One State Street, New York, New York 10004. See "The Reorganization--Comparison of the Funds--Management of the Funds."

                                 Overall Expense Ratio. For the three months ended April 30, 1997, the overall annualized operating expense ratio for Insured was 0.75%, based on average net assets of approximately $450.4 million including proceeds from the issuance of AMPS, and 1.00%, based on average net assets of approximately $306.4 million excluding proceeds from the issuance of AMPS. For the six months ended April 30, 1997, the overall annualized operating expense ratio for Taurus was 0.81%, based on average net assets of approximately $110.2 million including proceeds from the issuance of AMPS, and 1.11%, based on average net assets of approximately $80.2 million excluding proceeds from the issuance of AMPS. If the Reorganization had taken place on April 30, 1997, the overall operating expense ratio for the combined fund on a pro forma basis would have been 0.66%, based on average net assets of approximately $560.5 million including proceeds from the issuance of AMPS, and 0.96%, based on average net assets of approximately $386.5 million excluding proceeds from the issuance of AMPS.

                                 Purchases and Sales of Common Stock and
                                 AMPS. Purchase and sale procedures for both
                                 Insured Common Stock and Taurus Common Stock are identical, and investors typically purchase and sell shares of Common Stock of such Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell shares of Common Stock of such Funds through privately negotiated transactions with existing stockholders.

                                 Purchase and sale procedures for Insured AMPS and Taurus AMPS also are substantially identical. Such AMPS generally are purchased and sold at separate auctions conducted on a regular basis by IBJ Schroder Bank and Trust Company, as the auction agent for each Fund's AMPS (the "Auction Agent"). Unless otherwise permitted by the Funds, existing and potential holders of AMPS only may participate in auctions through their broker-dealers. Broker-dealers submit the orders of their respective customers who are existing and potential holders of AMPS to the Auction Agent. On or prior to each auction date for the AMPS (the business day next preceding the first day of each dividend period), each holder may submit orders to buy, sell or hold AMPS to its broker-dealer. Outside of these auctions, shares of Insured AMPS or Taurus AMPS may be purchased or sold through broker-dealers for the AMPS in a secondary trading market maintained by the broker-dealers. However, there can be no assurance that a secondary market actually will be developed and maintained by the broker-dealers for the AMPS of either Fund.

                                 Ratings of AMPS. The Insured AMPS and the
                                 Taurus AMPS have each been assigned a rating of AAA from Standard & Poor's Ratings Services ("S&P") and "aaa" from Moody's Investors Service, Inc. ("Moody's"). See "The Reorganization--Comparison of the Funds-- Rating Agency Guidelines."

                                 Portfolio Insurance. With respect to Insured, under normal circumstances, at least 80% of its assets will be invested in Municipal Bonds either (i) insured under an insurance policy purchased by Insured or (ii) insured under an insurance policy obtained by the issuer thereof or any other party (previously defined as "Insured Municipal Obligations"). Insured's investment policies provide that no more than 20% of Insured's portfolio will consist of uninsured municipal obligations. As a result of the Reorganization, Insured may have more than 20% of its assets invested in uninsured Municipal Bonds; however, within 30 days after the Reorganization, Insured will take steps necessary to ensure that at least 80% of its total assets will be invested in Insured Municipal Obligations in compliance with its investment policy described herein. See "The Reorganization-- Comparison of the Funds--Investment Objective and Policies--Portfolio Insurance."

                                 Portfolio Transactions. The portfolio
                                 transactions in which Insured and Taurus may engage are substantially similar, as are the procedures for such transactions. See "The Reorganization--Comparison of the Funds-- Portfolio Transactions."

                                 Dividends and Distributions. The methods of dividend payment and distributions are identical for Insured and Taurus, both with respect to the Common Stock and the AMPS of each Fund. See "The Reorganization-- Comparison of the Funds--Dividends and Distributions."

                                 Net Asset Value. The net asset value per share of Common Stock of each Fund is determined as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on the last business day of each week. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of the Fund is divided by the total number of shares of Common Stock of the Fund outstanding at such time. Expenses, including the fees payable to FAM, are accrued daily. See "The Reorganization--Comparison of the Funds--Net Asset Value."

                                 Voting Rights. The corresponding voting
                                 rights of the holders of shares of Insured
                                 Common Stock and Taurus Common Stock are substantially identical. Similarly, the corresponding voting rights of the holders of shares of Insured AMPS and Taurus AMPS are substantially identical. See "The Reorganization--Comparison of the Funds-- Capital Stock."

                                 Stockholder Services. An automatic dividend reinvestment plan is available both to the holders of shares of Insured Common Stock and the holders of shares of Taurus Common Stock. The plans are substantially identical for the two Funds. See "The Reorganization-- Comparison of the Funds--Automatic Dividend Reinvestment Plan." Other stockholder services, including the provision of annual and semi-annual reports, are substantially the same for the two Funds.

OUTSTANDING SECURITIES OF INSURED AND TAURUS AS OF AUGUST 31, 1997 (UNAUDITED)

                                                             AMOUNT OUTSTANDING
                                                                EXCLUSIVE OF
                                              AMOUNT HELD BY       AMOUNT
                                    AMOUNT     FUND FOR ITS       SHOWN IN
              TITLE OF CLASS      AUTHORIZED   OWN ACCOUNT    PREVIOUS COLUMN
              --------------      ----------- -------------- ------------------
   INSURED
     Common Stock................ 199,994,240        0           21,195,037
     AMPS
       Series A..................       2,800        0                2,800
       Series B..................       1,960        0                1,960
       Series C..................       1,000        0                1,000
   TAURUS
       Common Stock.............. 199,998,800        0            6,714,921
       AMPS......................       1,200        0                1,200

  TAX CONSIDERATIONS.............   Insured and Taurus have jointly requested
                                    a private letter ruling from the IRS with respect to the Reorganization to the effect that, among other things, neither
                                    Insured nor Taurus will recognize gain or loss on the transaction and Taurus stockholders will not recognize gain or loss on the exchange of their Taurus shares for shares of Insured Common Stock
                                    (except to the extent that a Taurus common stockholder receives cash representing an interest in less than a full share of Insured Common
                                    Stock in the Reorganization) or Insured
                                    Series D AMPS. The consummation of the
                                    Reorganization is subject to the receipt of such ruling. The Reorganization will not affect the status of Insured as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Taurus will liquidate pursuant to the
                                    Reorganization. See "The Reorganization--
                                    Agreement and Plan of Reorganization--Tax
                                    Consequences of the Reorganization."

RISK FACTORS AND SPECIAL CONSIDERATIONS

  Since both Insured and Taurus invest primarily in portfolios of New York Municipal Bonds, any risks inherent in such investments are equally applicable to both Funds and will be similarly pertinent to the combined fund after the Reorganization. It is expected that the Reorganization itself will not adversely affect the rights of holders of shares of Common Stock or AMPS of either Fund or create additional risks.

EFFECTS OF LEVERAGE

  Utilization of leverage, through the issuance of AMPS, involves certain risks to holders of Insured Common Stock and Taurus Common Stock. For example, each Fund's issuance of AMPS may result in higher volatility of the net asset value of its Common Stock and potentially more volatility in the market value of its Common Stock. In addition, fluctuations in the short-term and medium-term dividend rates on, and the amount of taxable income allocable to, the AMPS affect the yield to holders of Common Stock. So long as each Fund, taking into account the costs associated with its AMPS and the Fund's operating expenses, is able to realize a higher net return on its investment portfolio than the then-current dividend rate on the AMPS, the effect of leverage is to cause holders of the Fund's Common Stock to realize a higher current rate of return than if the Fund were not leveraged. Similarly, since a pro rata portion of each Fund's net realized capital gains on its investment assets generally is payable to holders of the Fund's Common Stock, if increased net capital gains are realized by the Fund because of increased capital for investment, the effect of leverage will be to increase the amount of such gains distributed to holders of the Fund's Common Stock. However, short-term, medium-term and long-term interest rates change from time to time as does their relationship to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between short-term, medium-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may increase substantially relative to the long-term obligations in which each Fund may be invested. To the extent that the current dividend rate on the AMPS approaches the net return on a Fund's investment portfolio, the benefit of leverage to holders of Common Stock is reduced, and if the current dividend rate on the AMPS were to exceed the net return on a Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to holders of Common Stock than if the Fund were not leveraged. Similarly, since both the costs associated with the issuance of AMPS and any decline in the value of a Fund's investments (including investments purchased with the proceeds from any AMPS offering) are borne entirely by holders of the Fund's Common Stock, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of Common Stock than if the Fund were not leveraged. Such decrease in net asset value likely would be reflected in a greater decline in the market price for shares of Common Stock.

  In an extreme case, a decline in net asset value could affect each Fund's ability to pay dividends on its Common Stock. Failure to make such dividend payments could adversely affect the Fund's qualification for the special tax treatment afforded RICs under the Code. See "The Reorganization--Agreement and Plan of

Reorganization--Tax Consequences of the Reorganization." Each Fund intends, however, to take all measures necessary to continue to make Common Stock dividend payments. If a Fund's current investment income were not sufficient to meet dividend requirements on either the Common Stock or the AMPS, it could be necessary for the Fund to liquidate certain of its investments. In addition, each Fund has the authority to redeem its AMPS for any reason and may redeem all or part of its AMPS if (i) the Fund anticipates that its leveraged capital structure will result in a lower rate of return for any significant amount of time to holders of the Common Stock than that obtainable if the Common Stock were unleveraged or (ii) the asset coverage (as defined in the Investment Company Act) for the AMPS declines below 200% or the Fund fails to satisfy the guidelines specified by Moody's and S&P in connection with their respective rating of the AMPS. Redemption of the AMPS or insufficient investment income to make dividend payments may reduce the net asset value of the Common Stock and require the Fund to liquidate a portion of its investments at a time when it may be disadvantageous, in the absence of such extraordinary circumstances, to do so.

  The dividend rates on the outstanding AMPS are established through an auction process. The dividend rates are set every seven days on the Insured Series A and Series B AMPS. The dividend rates are set every 28 days on the Insured Series C AMPS and the Taurus AMPS. The dividend rate has fluctuated at small premiums over and discounts to the 30 day commercial paper rate. At August 31, 1997, the annual dividend rates on the Insured Series A, B and C AMPS were 3.25%, 2.80% and 3.40%, respectively. At August 31, 1997 the annual dividend rate on the Taurus AMPS was 3.40%. At such rates, the annual return that the respective portfolio of Insured and Taurus must experience (net of expenses) in order to cover dividend payments on its AMPS is 0.97% and 0.86%, respectively.

  The following table is designated to illustrate the effect on return to a holder of each Fund's and the Combined Fund's Common Stock of the leverage obtained by the issuance of the AMPS, assuming hypothetical annual returns on the Fund's portfolio of minus 10 to plus 10 percent. As can be seen, leverage generally increases the return to common stockholders when portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

   HYPOTHETICAL ANNUAL RETURN
   INSURED
   Assumed Portfolio Return (net of expenses) ......... (10)%  (5)%   0 %   5%  10%
    Corresponding Common Stock Return(1)............... (14)%  (8)%  (1)%   5%  12%
   TAURUS
   Assumed Portfolio Return (net of expenses).......... (10)%  (5)%   0 %   5%  10%
    Corresponding Common Stock Return(1)............... (14)%  (7)%  (1)%   5%  12%
   PRO FORMA FOR COMBINED FUND
   Assumed Portfolio Return (net of expenses) ......... (10)%  (5)%   0 %   5%  10%
    Corresponding Common Stock Return(1)............... (14)%  (8)%  (1)%   5%  12%

--------
(1) In order to compute "Corresponding Common Stock Return," the "Assumed Portfolio Return" is multiplied by the total value of the Fund assets as of the beginning of the fiscal year (November 1, 1995) to obtain an assumed return to the Fund. This return is then reduced by the value of the AMPS dividends that would be paid during the year based on the dividend rates in effect at the beginning of the fiscal year in order to determine the return available to holders of the Fund's Common Stock. Return available to holders of the Fund's Common Stock is then divided by the total value of the Fund's assets as of the beginning of the fiscal year to determine "Corresponding Common Stock Return."

PORTFOLIO MANAGEMENT

  The portfolio management strategies of Insured and Taurus are the same. In the event of an increase in short-term or medium-term rates or other change in market conditions to the point where a Fund's leverage could adversely affect holders of Common Stock as noted above, or in anticipation of such changes, each Fund may attempt to shorten the average maturity of its investment portfolio, which would tend to offset the negative impact of leverage on holders of its Common Stock. Each Fund also may attempt to reduce the degree to which it is leveraged by redeeming AMPS pursuant to the provisions of the respective Fund's Articles Supplementary establishing the rights and preferences of the AMPS or otherwise purchasing shares of AMPS. Purchases and sales or redemptions of AMPS, whether on the open market or in negotiated transactions, are subject to limitations under the Investment Company Act. If market conditions subsequently change, each Fund may sell previously unissued shares of AMPS or shares of AMPS that the Fund previously issued but later repurchased or redeemed.

RATINGS CONSIDERATIONS

  Insured and Taurus have received ratings of their AMPS of AAA from S&P and "aaa" from Moody's. In order to maintain these ratings, the Funds are required to maintain portfolio holdings meeting the specified guidelines of such rating agencies. These guidelines may impose asset coverage requirements that are more stringent than those imposed by the Investment Company Act.

  As described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings of the AMPS are not recommendations to purchase, hold or sell shares of AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines address the likelihood that a holder of AMPS will be able to sell such shares in an auction. The ratings are based on current information furnished to Moody's and S&P by the Funds and FAM and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. Neither the Insured Common Stock nor the Taurus Common Stock has been rated by a nationally recognized statistical rating organization.

  The Board of Directors of each of Insured and Taurus, as the case may be, without stockholder approval, may amend, alter or repeal certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, in the event the Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to shares of AMPS.

COMPARISON OF THE FUNDS

FINANCIAL HIGHLIGHTS

 Insured

  The financial information in the table below, except for the six-month period ended April 30, 1997, which is unaudited and has been provided by FAM, has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. As of January 24, 1997, Deloitte & Touche LLP were no longer the independent auditors of Insured. The following per share data and ratios have been derived from information provided in the financial statements of the Fund.

                            FOR THE SIX                                                 FOR THE
                              MONTHS                                                    PERIOD
                               ENDED                                                   JUNE 26,
                               APRIL       FOR THE YEAR ENDED OCTOBER 31,              1992+ TO
                             30, 1997    ---------------------------------------      OCTOBER 31,
                            (UNAUDITED)    1996      1995      1994       1993           1992
                            -----------  --------  --------  --------   --------      -----------
Increase (Decrease) in
Net Asset Value:
PER SHARE OPERATING
PERFORMANCE:
Net asset value,
beginning of period......    $  14.53    $  14.63  $  13.13  $  15.89   $  13.43       $  14.18
                             --------    --------  --------  --------   --------       --------
Investment income--net...         .53        1.04      1.07      1.07       1.11            .27
Realized and unrealized
 gain (loss) on
 investments--net........        (.20)       (.09)     1.50     (2.76)      2.46           (.66)
                             --------    --------  --------  --------   --------       --------
Total from investment
 operations..............         .33         .95      2.57     (1.69)      3.57           (.39)
                             --------    --------  --------  --------   --------       --------
Less dividends and
 distributions to Common
 Stock shareholders:
 Investment income--net..        (.41)       (.82)     (.84)     (.87)      (.91)          (.18)
 Realized gain on
  investments--net.......         --          --        --       (.01)       --             --
                             --------    --------  --------  --------   --------       --------
Total dividends and
 distributions to Common
 Stock shareholders......        (.41)       (.82)     (.84)     (.88)      (.91)          (.18)
                             --------    --------  --------  --------   --------       --------
Capital charge resulting
 from issuance of Common
 Stock...................        (.02)        --        --        --         --            (.03)
                             --------    --------  --------  --------   --------       --------
Effect of Preferred Stock
 activity:++
 Dividends and
 distributions to
 Preferred Stock
  shareholders:
  Investment income--net.        (.11)       (.23)     (.23)     (.19)      (.20)          (.02)
 Realized gain on
  investments--net.......         --          --        --        -- ##      --             --
 Capital charge resulting
  from issuance of
  Preferred Stock........         --          --        --        --         --            (.13)
                             --------    --------  --------  --------   --------       --------
Total effect of Preferred
 Stock activity..........        (.11)       (.23)     (.23)     (.19)      (.20)          (.15)
                             --------    --------  --------  --------   --------       --------
Net Asset value, end of
 period..................    $  14.32    $  14.53  $  14.63  $  13.13   $  15.89       $  13.43
                             ========    ========  ========  ========   ========       ========
Market price per share,
 end of period...........    $  13.50    $ 13.375  $  13.25  $  11.00   $  15.25       $  13.75
                             ========    ========  ========  ========   ========       ========
TOTAL INVESTMENT RETURN:**
Based on market price per
share....................       4.08%#       7.28%    28.61%   (22.96%)    17.90%         (7.17%)#
                             ========    ========  ========  ========   ========       ========
Based on net asset value
 per share...............        1.62%#      5.55%    18.96%   (11.75%)   (25.77%)        (4.09%)#
                             ========    ========  ========  ========   ========       ========
RATIOS TO AVERAGE NET
 ASSETS:***
Expenses, net of
 reimbursement...........         .69%*       .71%      .74%      .74%       .62%++++       .13%++++*
                             ========    ========  ========  ========   ========       ========
Expenses.................         .69%*       .71%      .74%      .74%       .70%           .68%*
                             ========    ========  ========  ========   ========       ========
Investment income--net...        5.10%*      5.00%     5.27%     5.09%      5.25%          5.05%*
                             ========    ========  ========  ========   ========       ========
SUPPLEMENTAL DATA:
Net assets, net of
 Preferred Stock, end of
 period (in thousands)...    $303,617    $161,472  $162,655  $145,977   $176,595       $146,633
                             ========    ========  ========  ========   ========       ========
Preferred Stock
 outstanding, end of
 period (in thousands)...    $144,000    $ 70,000  $ 70,000  $ 70,000   $ 70,000       $ 70,000
                             ========    ========  ========  ========   ========       ========
Portfolio turnover.......       58.18%     118.28%   110.76%    36.79%      3.33%         19.40%
                             ========    ========  ========  ========   ========       ========

                                                  (footnotes on following page)

                              FOR THE SIX                               FOR THE
                                MONTHS                                  PERIOD
                                 ENDED    FOR THE YEAR ENDED OCTOBER   JUNE 26,
                                 APRIL                31,              1992+ TO
                               30, 1997   --------------------------- OCTOBER 31,
                              (UNAUDITED)  1996   1995   1994   1993     1992
                              ----------- ------ ------ ------ ------ -----------
DIVIDENDS PER SHARE ON
 PREFERRED STOCK
 OUTSTANDING:+++
Series A--Investment
 income--net................    $  417    $  913 $  910 $  759 $  809   $   92
                                ======    ====== ====== ====== ======   ======
Series B--Investment
 income--net................    $  214       --     --     --     --       --
                                ======    ====== ====== ====== ======   ======
Series C--Investment
 income--net................    $  257       --     --     --     --       --
                                ======    ====== ====== ====== ======   ======
LEVERAGE:
Asset coverage per $1,000...    $3,108    $3,307 $3,324 $3,085 $3,523   $3,095
                                ======    ====== ====== ====== ======   ======

--------
   * Annualized.
  ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
 *** Do not reflect the effect of dividends to Preferred Stock shareholders.
   + Commencement of operations.
  ++ Insured Series A AMPS were issued on September 16, 1992; Insured Series B
     AMPS and Series C AMPS were issued on January 27, 1997.
 +++ Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
++++ For the period June 26, 1992 (commencement of operations) to October 31,
     1992, FAM earned fees of $300,109, all of which was voluntarily waived. In addition, FAM reimbursed Insured $19,695 for additional expenses. For the fiscal year ended October 31, 1993, FAM earned fees of $1,178,567, of which $198,990 was voluntarily waived.
   # Aggregate total investment return.
  ## Amount is less than $.01 per share.

 Taurus

  The financial information in the table below, except for the six-month period ended April 30, 1997 which is unaudited and has been provided by FAM, has been audited in conjunction with the annual audits of the financial statements of Taurus by Ernst & Young LLP, independent auditors. The following per share data and ratios have been derived from information provided in the financial statements of Taurus.

                                                                                            FOR THE
                                                                                            PERIOD
                           FOR THE SIX                                                    FEBRUARY 1,
                           MONTHS ENDED        FOR THE YEAR ENDED OCTOBER 31,              1990++ TO
                          APRIL 30, 1997 -----------------------------------------------  OCTOBER 31,
                           (UNAUDITED)    1996     1995    1994    1993    1992    1991      1990
                          -------------- -------  ------  ------  ------  ------  ------  -----------
Increase (Decrease) in
 Net Asset Value:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period....     $ 12.03     $ 12.07  $11.18  $13.23  $11.95  $11.64  $10.76    $11.16
                             -------     -------  ------  ------  ------  ------  ------    ------
Investment income--net..         .42         .85     .88     .91     .99    1.05    1.06       .72
Realized and unrealized
 gain (loss) on
 investments--net.......        (.12)        .05     .95   (1.76)   1.28     .32     .88      (.30)
                             -------     -------  ------  ------  ------  ------  ------    ------
Total from investment
 operations.............         .30         .90    1.83    (.85)   2.27    1.37    1.94       .42
                             -------     -------  ------  ------  ------  ------  ------    ------
Less dividends and
 distributions to Common
 Stock shareholders:
 Investment income--net.        (.35)       (.69)   (.71)   (.78)   (.88)   (.90)   (.83)     (.52)
 Realized gain on
  investments--net......        (.13)       (.08)   (.05)   (.28)    --      --      --        --
                             -------     -------  ------  ------  ------  ------  ------    ------
Total dividends and
 distributions to Common
 Stock shareholders.....        (.48)       (.77)   (.76)  (1.06)   (.88)   (.90)   (.83)     (.52)
                             -------     -------  ------  ------  ------  ------  ------    ------
Capital charge resulting
 from issuance of Common
 Stock..................         --          --      --      --      --      --      --       (.05)
                             -------     -------  ------  ------  ------  ------  ------    ------
Effect of Preferred
 Stock activity:
 Dividends and
  distributions to
  Preferred Stock
  shareholders:
 Investment income--net.        (.05)       (.15)   (.17)   (.10)   (.11)   (.16)   (.23)     (.12)
 Realized gain on
  investments--net......        (.03)       (.02)   (.01)   (.04)    --      --      --        --
 Capital charge
  resulting from
  issuance of Preferred
  Stock.................         --          --      --      --      --      --      --       (.13)
                             -------     -------  ------  ------  ------  ------  ------    ------
Total effect of
 Preferred Stock
 activity...............        (.08)       (.17)   (.18)   (.14)   (.11)   (.16)   (.23)     (.25)
                             -------     -------  ------  ------  ------  ------  ------    ------
Net asset value, end of
 period.................     $ 11.77     $ 12.03  $12.07  $11.18  $13.23  $11.95  $11.64    $10.76
                             =======     =======  ======  ======  ======  ======  ======    ======
Market price per share,
 end of period..........     $11.375     $10.875  $10.75  $9.875  $14.25  $12.75  $12.00    $10.25
                             =======     =======  ======  ======  ======  ======  ======    ======

                                                   (footnotes on following page)

                                                                                                  FOR THE
                                                                                                  PERIOD
                           FOR THE SIX                                                          FEBRUARY 1,
                           MONTHS ENDED          FOR THE YEAR ENDED OCTOBER 31,                  1990++ TO
                          APRIL 30, 1997 -----------------------------------------------------  OCTOBER 31,
                           (UNAUDITED)    1996     1995     1994      1993     1992     1991       1990
                          -------------- -------  -------  -------   -------  -------  -------  -----------
TOTAL INVESTMENT
 RETURN:**
Based on market price
 per share..............        9.14%#      8.54%   16.98%  (24.38)%   19.63%   14.36%   26.04%    (10.44)%#
                             =======     =======  =======  =======   =======  =======  =======    =======
Based on net asset value
 per share..............        2.09%#      6.94%   16.01%   (7.78)%   18.50%   10.50%   16.46%      1.09%#
                             =======     =======  =======  =======   =======  =======  =======    =======
RATIOS TO AVERAGE NET
 ASSETS***
Expenses, net of
 reimbursement..........         .81%        .82%     .83%     .80%      .86%     .82%     .86%       .75%*
                             =======     =======  =======  =======   =======  =======  =======    =======
Expenses................         .81%*       .82%     .83%     .80%      .86%     .82%     .86%       .88%*
                             =======     =======  =======  =======   =======  =======  =======    =======
Investment income--net..        5.17%*      5.15%    5.54%    5.40%     5.82%    6.37%    6.70%      6.90%*
                             =======     =======  =======  =======   =======  =======  =======    =======
SUPPLEMENTAL DATA:
Net assets, net of
 Preferred Stock, end of
 period (in thousands)..     $79,029     $80,769  $81,018  $75,075   $87,553  $77,775  $73,721    $66,711
                             =======     =======  =======  =======   =======  =======  =======    =======
Preferred Stock
 outstanding, end of
 period (in thousands)..     $30,000     $30,000  $30,000  $30,000   $30,000  $30,000  $30,000    $30,000
                             =======     =======  =======  =======   =======  =======  =======    =======
Portfolio turnover......       62.33%     193.24%  165.22%   65.74%    34.31%   20.18%   35.80%     59.18%
                             =======     =======  =======  =======   =======  =======  =======    =======
DIVIDENDS PER SHARE ON
 PREFERRED STOCK
 OUTSTANDING+
Investment income--net..     $   274     $   817  $   949  $   573   $   626  $   839  $ 1,243    $   630
                             =======     =======  =======  =======   =======  =======  =======    =======
LEVERAGE:
 Asset coverage per
  $1,000................     $ 3,634     $ 3,692  $ 3,701  $ 3,503   $ 3,916  $ 3,593  $ 3,457    $ 3,224
                             =======     =======  =======  =======   =======  =======  =======    =======

--------
  * Annualized.
 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
*** Do not reflect the effect of dividends to Preferred Stock shareholders.
  + Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
  # Aggregate total investment return.
  ++Commencement of operations.

                       PER SHARE DATA FOR COMMON STOCK*
                     TRADED ON THE NEW YORK STOCK EXCHANGE

INSURED

                                                                 PREMIUM
                                                                (DISCOUNT)
                                                                    TO
                                                      NET       NET ASSET
                                MARKET PRICE**    ASSET VALUE     VALUE
                               ----------------- ------------- --------------
        QUARTER ENDED            HIGH     LOW     HIGH   LOW   HIGH     LOW
        -------------          -------- -------- ------ ------ -----   ------
January 31, 1995.............. $12.375  $ 10.125 $13.57 $12.21 (4.39)% (20.07)%
April 30, 1995................  13.00     12.375  14.34  13.58 (5.19)  (12.62)
July 31, 1995.................  13.00     12.375  14.79  13.97 (9.60)  (14.71)
October 31, 1995..............  13.25     12.50   14.72  13.95 (7.97)  (11.76)
January 31, 1996..............  13.75     13.00   15.24  14.70 (8.25)  (14.02)
April 30, 1996................  13.875    12.75   15.43  14.00 (6.73)  (11.99)
July 31, 1996.................  13.25     12.50   14.33  13.87 (6.09)  (10.90)
October 31, 1996..............  13.50     13.125  14.66  14.08 (5.33)  (10.04)
January 31, 1997..............  13.375    12.625  14.83  14.31 (8.14)  (13.82)
April 30, 1997................  13.625    13.00   14.85  14.07 (3.16)  (12.46)
July 31, 1997.................  16.0625   14.50   16.07  15.19 (1.79)   (5.17)
October 31, 1997 (through
 August 31, 1997).............  14.75     14.375  15.18  14.85 (1.14)   (4.48)

TAURUS

                                                                 PREMIUM
                                                                (DISCOUNT)
                                                                    TO
                                                   NET ASSET    NET ASSET
                                MARKET PRICE**       VALUE        VALUE
                               ----------------- ------------- --------------
        QUARTER ENDED            HIGH     LOW     HIGH   LOW   HIGH     LOW
        -------------          -------- -------- ------ ------ -----   ------
January 31, 1995.............. $10.75   $  9.25  $11.30 $10.53 (1.38)% (14.19)%
April 30, 1995................  10.75     10.125  11.91  11.31 (7.85)  (13.94)
July 31, 1995.................  11.00     10.25   12.24  11.59 (7.09)  (17.08)
October 31, 1995..............  10.875    10.375  12.14  11.58 (7.17)  (13.44)
January 31, 1996..............  11.38     10.63   12.53  12.12 (7.64)  (13.76)
April 30, 1996................  11.75     10.88   12.55  11.46 (1.77)  (11.65)
July 31, 1996.................  11.375    10.125  11.83  11.37 (1.77)  (14.27)
October 31, 1996..............  11.00     10.375  12.09  11.58 (8.26)  (12.74)
January 31, 1997..............  11.25     10.75   12.30  11.70 (5.80)  (11.38)
April 30, 1997................  11.75     10.625  12.17  11.57 (1.43)   (8.64)
July 31, 1997.................  12.125    11.00   12.53  11.79 (0.74)   (7.64)
October 31, 1997 (through
 August 31, 1997).............  12.1875   11.75   12.43  12.21 (0.35)   (4.32)

--------
 * Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
** As reported in the consolidated transaction reporting system.

  As indicated in the tables above, since November 1, 1994 the Insured Common Stock and the Taurus Common Stock have traded at market prices that represent a discount to net asset value. Since November 1, 1994, shares of Insured Common Stock have traded at market prices representing a maximum discount of (20.07%) and shares of Taurus Common Stock have traded at market prices representing a maximum discount of (14.27%). Although there is no reason to believe that this pattern should be affected by the Reorganization, it is not possible to state whether shares of the surviving fund will trade at a premium or discount to net asset value following the Reorganization, or what the extent of any such premium or discount might be.

INVESTMENT OBJECTIVE AND POLICIES

  The structure, organization and investment policies of Insured and Taurus are similar. Each Fund seeks as a fundamental investment objective as high a level of current income exempt from Federal income taxes and New York State and New York City personal income taxes as is consistent with the Fund's investment policies and prudent investment management. The investment objective of each Fund is a fundamental policy that may not be changed without a vote of a majority of the Fund's outstanding voting securities. Each Fund seeks to achieve its investment objective by investing primarily in a portfolio of New York Municipal Bonds. With respect to Insured, under normal circumstances, at least 80% of each Fund's total assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. Furthermore, each Fund will maintain at least 65% of its assets in New York Municipal Bonds and at least 80% of its assets in New York Municipal Bonds and other long-term municipal obligations exempt from Federal income taxes, but not from New York State and New York City personal income taxes. At times, each Fund may seek to hedge its portfolio through the use of futures and options transactions to reduce volatility in the net asset value of its shares of Common Stock.

  Ordinarily, neither Fund intends to realize significant investment income not exempt from Federal, New York State and New York City income taxes. Each Fund seeks to invest substantially all of its total assets in New York Municipal Bonds except at times when, in the judgment of FAM, New York Municipal Bonds of sufficient quality and quantity are unavailable for investment by the Fund. Both Funds may also invest in certain tax-exempt securities classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax.

  The investment grade Municipal Bonds in which each Fund invests are those Municipal Bonds rated at the date of purchase within the four highest rating categories of S&P, Moody's or Fitch Investors Service, Inc. ("Fitch") or, if unrated, considered to be of comparable quality by FAM. In the case of long-term debt, the investment grade rating categories are AAA through BBB- for S&P, "Aaa" through "Baa3" for Moody's and AAA through BBB- for Fitch. In the case of short-term notes, the investment grade rating categories are SP-1 through SP-3 for S&P, "MIG-1" through "MIG-4" for Moody's and F-1+ through F-4 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A through A-3 for S&P, "Prime-l" through "Prime-3" for Moody's and F-l+ through F-4 for Fitch. Obligations ranked in the fourth highest rating category assigned long-term debt or in an equivalent short-term rating category (BBB, SP-3 and A-3 for S&P; "Baa," "MIG-4" and "Prime-3" for Moody's; and BBB, F-3 and F-4 for Fitch), while considered "investment grade," may have certain speculative characteristics. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, FAM takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the insurance company or other financial institution which provided such credit enhancement. With respect to Insured, FAM also takes into account the portfolio insurance in assessing the quality of Municipal Bonds in which Insured may invest. See Exhibit III--"Ratings of Municipal Bonds and Commercial Paper" and Exhibit IV--"Portfolio Insurance."

  Insured may also invest in variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which Insured may invest are tax-exempt obligations (in the opinion of counsel to the issuer) that contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide Insured with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days' notice, not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. Insured has been advised by its counsel that it should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

  The average maturity of each Fund's portfolio securities varies based upon FAM's assessment of economic and market conditions. The net asset value of the shares of common stock of a closed-end investment company, such as each Fund, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed-income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do short-term or medium-term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Funds.

  On a temporary basis, Insured may invest in short-term tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Such securities or cash will not exceed 20% of Insured's total assets except during interim periods pending investment of the net proceeds from public offerings of Insured's securities and temporary defensive periods when, in the opinion of FAM, prevailing market or economic conditions warrant.

  Each Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its total assets that it may invest in securities of a single issuer. However, each Fund's investments are limited so as to qualify the Fund for the special tax treatment afforded RICs under the Code. See "The Reorganization--Tax Consequences of the Reorganization." To qualify, among other requirements, each Fund limits its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets are invested in the securities (other than U.S. Government securities) of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets are invested in the securities (other than U.S. Government securities) of a single issuer. A fund that elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% requirement with respect to 75% of its total assets. To the extent that Insured or Taurus assumes large positions in the securities of a small number of issuers, the Fund's yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

PORTFOLIO INSURANCE

  Under normal circumstances, at least 80% of Insured's assets will be invested in Municipal Bonds either (i) insured under an insurance policy purchased by the Fund or (ii) insured under an insurance policy obtained by the issuer thereof or any other party. The insurance policies in either instance will be issued by insurance carriers that have total admitted assets (unaudited) of at least $50,000,000 and insurance claims paying ability ratings of AAA from S&P and "Aaa" from Moody's. See Exhibit IV to this Proxy Statement and Prospectus for a brief description of S&P's and Moody's insurance claims-paying ability ratings. Currently, a majority of the insured Municipal Bonds in Insured's portfolio are insured by the following insurance companies that satisfy the foregoing requirements: AMBAC Indemnity Corporation, Capital Guaranty Insurance Company, Financial Guaranty Insurance Company, Financial Security Assurance and Municipal Bond Investors Assurance Corporation. Insured also may purchase Municipal Bonds covered by insurance issued by any other insurance company that satisfies the foregoing requirements. A majority of insured Municipal Bonds held by Insured will be insured under policies obtained by parties other than Insured.

  Insured may purchase, but has no obligation to purchase, separate mutual fund insurance policies (the "Policies") from insurance companies meeting the requirements set forth above that guarantee payment of principal and interest on specified eligible Municipal Bonds purchased by Insured. A Municipal Bond will be eligible for coverage if it meets certain requirements of the insurance company set forth in a Policy. In the event interest or principal on an insured Municipal Bond is not paid when due, the insurer will be obligated under its Policy to make such payment not later than 30 days after it has been notified by, and provided with documentation from, Insured that such nonpayment has occurred.

  The Policies will be effective only as to insured Municipal Bonds beneficially owned by Insured. In the event of a sale of any Municipal Bonds held by Insured, the issuer of the relevant Policy will be liable only for those payments of interest and principal that are then due and owing. The Policies will not guarantee the market value of the insured Municipal Bonds or the value of the shares of Insured.

  The insurer will not have the right to withdraw coverage on securities insured by its Policies and held by Insured so long as such securities remain in Insured's portfolio. In addition, the insurer may not cancel its

Policies for any reason except failure to pay premiums when due. Insured's Board of Directors reserves the right to terminate any of the Policies if it determines that the benefits to Insured of having its portfolio insured under such Policy are not justified by the expense involved.

  The premiums for the Policies are paid by Insured and the yield on Insured's portfolio is reduced thereby. FAM estimates that the cost of the annual premiums for the Policies of Insured currently range from approximately .10 of 1% to .25 of 1% of the principal amount of the Municipal Bonds covered by such Policies. The estimate is based on the expected composition of Insured's portfolio of Municipal Bonds. Additional information regarding the Policies is set forth in Exhibit IV to this Proxy Statement and Prospectus. In instances in which Insured purchases Municipal Bonds insured under policies obtained by parties other than the Fund, the Fund does not pay the premiums for such policies; rather, the cost of such policies may be reflected in the purchase price of the Municipal Bonds.

  It is the intention of FAM to retain any insured securities which are in default or in significant risk of default and to place a value on the insurance that ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities that are not in default. In certain circumstances, however, FAM may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted security and its par value, is more appropriate. FAM will be unable to manage the portfolio of Insured to the extent it holds defaulted securities, which may limit its ability in certain circumstances to purchase other Municipal Bonds. See "Net Asset Value" below for a more complete description of Insured's method of valuing defaulted securities and securities that have a significant risk of default.

  There can be no assurance that insurance of the kind described above will continue to be available to Insured. In the event the Board of Directors of Insured determines that such insurance is unavailable or that the cost of such insurance outweighs the benefits to Insured, Insured may discontinue its policy of maintaining insurance for all or any of the Municipal Bonds held in its portfolio. Although FAM periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations under all circumstances.

  The portfolio insurance reduces financial or credit risk (i.e., the possibility that the owners of the insured Municipal Bonds will not receive timely scheduled payments of principal or interest). However, the insured Municipal Bonds are subject to market risk (i.e., fluctuations in market value as a result of changes in prevailing interest rates).

DESCRIPTION OF NEW YORK MUNICIPAL BONDS AND MUNICIPAL BONDS

  New York Municipal Bonds include primarily debt obligations of the State of New York and its political subdivisions issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other purposes for which New York Municipal Bonds may be issued include refunding of outstanding obligations, obtaining funds for general operating expenses, or the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of bonds may be issued by New York public authorities to finance privately operated housing facilities and certain local facilities for water supply, gas, electricity or sewage or solid water disposal. Certain United States territories or possessions and their public authorities issue debt obligations which also may qualify as New York Municipal Bonds.

  Each Fund may invest a relatively high percentage of its assets in New York Municipal Bonds of similar issuers that pay their interest obligations from the revenues derived from similar projects. Economic, political or regulatory occurrences affecting specifically such types of issuers would therefore have a more pronounced effect on the Fund than if the issuers were more diverse. As the similarity in issuers increases, the potential for fluctuation of the net asset value of shares of Common Stock of the Fund also increases. Therefore, investors should also be aware of the risks that these investments might entail.

  The two principal classifications of New York Municipal Bonds are "general obligation" bonds and "revenue" bonds, which include industrial development bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal, premium, if any, and interest; accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal and premium, if any, when due is affected by the issuer's maintenance of its tax base. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special or limited tax or other specific revenue source such as from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal and premium, if any, in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. Industrial development bonds are in most cases revenue bonds and generally do not constitute the pledge of the credit or taxing power of the issuer of the bonds. The payment of the principal, premium, if any, and interest on such industrial development bonds depends solely on the ability of the user of the facility financed by the bond to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

  Also included within the general category of New York Municipal Bonds are participation certificates issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The certificates represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses that provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities.

  The above description of New York Municipal Bonds is applicable to Municipal Bonds; however, the interest paid on Municipal Bonds is exempt from Federal income taxes but not New York State and New York City personal income taxes.

  Insured may also purchase Municipal Bonds classified as "private activity bonds" (in general, bonds that benefit non-governmental entities). Interest received on certain tax-exempt securities that are classified as "private activity bonds" may subject certain investors in the Fund to an alternative minimum tax. There is no limitation on the percentage of each Fund's assets that may be invested in Municipal Bonds which may subject certain investors to an alternative minimum tax. See "The Reorganization--Summary--Tax Considerations" and "The Reorganization--Agreement and Plan of Reorganization--Tax Consequences of the Reorganization."

  Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Funds.

SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL BONDS

  Each Fund ordinarily will invest at least 65% of its assets in New York Municipal Bonds and, therefore, is more susceptible to factors adversely affecting issuers of New York Municipal Bonds than is a municipal bond investment company that is not concentrated in issuers of New York Municipal Bonds to this degree. As of July 24, 1997, Moody's, S&P and Fitch rated New York City's general obligation bonds "Baa1", BBB+ and A-, respectively. Moody's, S&P and Fitch currently rate New York State's outstanding general obligation bonds "A2," A- and A+, respectively. Because each Fund's portfolio will comprise investment grade securities, each Fund is expected to be insulated from the market and credit risks that may exist in connection with investments in non-investment grade New York Municipal Bonds.

OTHER INVESTMENT POLICIES

Both Insured and Taurus have adopted certain other policies as set forth below:

    Borrowings. Each Fund is authorized to borrow amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that each Fund is authorized to borrow money in excess of 5% of the value of its total assets for the purpose of repurchasing its Common Stock or redeeming its AMPS. Borrowings by each Fund create an opportunity for greater total return but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds. For so long as shares of a Fund's AMPS are rated by Moody's or S&P, unless it receives written confirmation from Moody's or S&P, as the case may be, that such action would not impair the ratings then assigned to the shares of AMPS by Moody's or S&P, the issuing Fund will not borrow money except for the purpose of clearing portfolio securities transactions (which borrowings under any circumstances shall be limited to the lesser of $10 million and an amount equal to 5% of the market value of the Fund's assets at the time of such borrowings and further in the case of Taurus, which borrowings shall be repaid within 60 days and not be extended or renewed).

    When-Issued Securities and Delayed Delivery Transactions. Insured and Taurus may purchase or sell Municipal Bonds on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future. The purchase will be recorded on the date that the Fund enters into the commitment, and the value of the obligation thereafter will be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery day may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

    Indexed and Inverse Floating Obligations. Insured may invest in Municipal Bonds the return on which is based on a particular index of value or interest rates. For example, Insured may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates or based on the value of gold or some other product. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of an index. To the extent Insured invests in these types of Municipal Bonds, Insured's return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Also, Insured may invest in so-called "inverse floating rate bonds" or "residual interest bonds" on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, by a remarketing agent, or by reference to a short-term tax-exempt interest rate index). Insured may purchase original issue inverse floating rate bonds in both the primary and secondary markets and also may purchase in the secondary market synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, interest rates on inverse floating rate bonds will decrease when short-term rates increase, and will increase when short-term rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, Insured may purchase inverse floating rate bonds with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. FAM believes that indexed and inverse floating obligations represent a flexible portfolio management instrument for Insured that allows FAM to vary the degree of investment leverage relatively efficiently under different market conditions. Taurus has no similar policy.

    Call Rights. Insured may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of the related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Taurus has no similar policy.

INFORMATION REGARDING OPTIONS AND FUTURES TRANSACTIONS

  Each Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts ("financial futures contracts") and options thereon. While each Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of its Common Stock, the net asset value of its Common Stock fluctuates. There can be no assurance that a Fund's hedging transactions will be effective. In addition, because of the leveraged nature of each Fund's Common Stock, hedging transactions will result in a larger impact on the net asset value of the Common Stock than would be the case if the Common Stock were not leveraged. For so long as a Fund's AMPS are rated by Moody's or S&P, as the case may be, the Fund's use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies. Furthermore, a Fund only will engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur.

  Certain Federal income tax requirements may limit a Fund's ability to engage in hedging transactions. Gains from transactions in financial futures contracts or options thereon distributed to stockholders are taxable as ordinary income or, in certain circumstances, as long-term capital gains to stockholders.

  The following is a description of the transactions involving options and financial futures contracts and options thereon in which each Fund may engage, limitations on the use of such transactions and risks associated therewith. The investment policies with respect to the hedging transactions of a Fund are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund's stockholders.

  Writing Covered Call Options. Each Fund is authorized to write (i.e., sell) covered call options with respect to Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. Each Fund writes only covered call options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. The Fund may not write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets. Each Fund receives a premium from writing a call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. Each Fund may engage in closing transactions in order to terminate outstanding options that it has written.

  Purchase of Options. Each Fund is authorized to purchase put options in connection with its hedging activities. By buying a put, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium terminated by entering into the closing sale transaction. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options, or on securities which it intends to purchase. A Fund will not purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

  Financial Futures Contracts and Options Thereon. Each Fund is authorized to purchase and sell certain financial futures contracts and options thereon solely for the purposes of hedging its investments in Municipal Bonds against declines in value and hedging against increases in the cost of securities it intends to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract or, in the case of index-based financial futures contracts, to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts or options thereon may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts or options. A purchase of financial futures contracts or options thereon may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts or options.

  The purchase or sale of a financial futures contract or option thereon differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker equal to approximately 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the financial futures contract or option thereon fluctuates making the long and short positions in the financial futures contract or option thereon more or less valuable.

  Each Fund may purchase and sell financial futures contracts based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large tax-exempt issues, and purchase and sell put and call options on such financial futures contracts for the purpose of hedging Municipal Bonds that the Fund holds or anticipates purchasing against adverse changes in interest rates.

  Each Fund also may purchase and sell financial futures contracts on U.S. Government securities and purchase and sell put and call options on such financial futures contracts for such hedging purposes. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

  Subject to policies adopted by its Board of Directors, each Fund also may engage in transactions in other financial futures contracts or options thereon, such as financial futures contracts or options on other municipal bond indices that may become available, if FAM should determine that there normally is sufficient correlation between the prices of such financial futures contracts or options thereon and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

  Over-The-Counter Options. Each Fund is authorized to engage in transactions involving financial futures contracts or options thereon on exchanges and in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller.

  Restrictions on OTC Options. Each Fund is authorized to engage in transactions in OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. OTC options and assets used to cover OTC options written by the Funds are considered by the staff of the Commission to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that otherwise might be realized.

  Risk Factors in Financial Futures Contracts and Options Thereon. Utilization of financial futures contracts and options thereon involves the risk of imperfect correlation in movements in the price of financial futures contracts and options thereon and movements in the price of the security that is the subject of the hedge. If the price of the financial futures contract or option thereon moves more or less than the price of the security that is the subject of the hedge, a Fund will experience a gain or loss which will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying financial futures contracts or options thereon have different maturities, ratings, geographic compositions or other characteristics than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as a basis for a financial futures contract or option thereon. Finally, in the case of financial futures contracts on U.S. Government securities and options on such financial futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the financial futures contracts or options and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

  Under regulations of the Commodity Futures Trading Commission, the futures trading activities described herein will not result in a Fund's being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and
(ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

  When a Fund purchases a financial futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., commercial paper and daily tender adjustable notes) or other liquid securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the financial futures contract, thereby ensuring that the use of such financial futures contract is unleveraged.

  Although certain risks are involved in financial futures contracts and options thereon, FAM believes that, because each Fund will engage in transactions involving financial futures contracts and options thereon only for hedging purposes, the options and futures portfolio strategies of a Fund will not subject the Fund to certain risks frequently associated with speculation in financial futures contracts and options thereon. A Fund may be restricted in engaging in transactions involving financial futures contracts and options thereon due to the Federal tax requirement that less than 30% of its gross income in each taxable year be derived from the sale or other disposition of securities held for less than three months. Under recent legislation, this requirement will no longer apply to Insured or Taurus after the end of their October 31, 1997 fiscal years.

  The volume of trading in the exchange markets with respect to Municipal Bond options may be limited, and it is impossible to predict the amount of trading interest that may exist in such options. In addition, there can be no assurance that viable exchange markets will continue.

  Each Fund intends to enter into financial futures contracts and options thereon, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such financial futures contracts or options. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close a financial futures contract position or the related option. The inability to close financial futures contract positions or the related options also could have an adverse impact on a Fund's ability to hedge effectively its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with which the Fund has an open position in a financial futures contract or the related option.

  The liquidity of a secondary market in a financial futures contract or option thereon may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a financial futures contract or option price during a single trading day. Once the daily limit has been reached in the financial futures contract or option, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open financial futures contract positions or the related options. Prices in the past have reached or exceeded the daily limit on a number of consecutive trading days.

  If it is not possible to close a financial futures contract position or the related option entered into by a Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

  The successful use of these transactions also depends on the ability of FAM to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a financial futures contract or option thereon is held by a Fund or moves in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

INVESTMENT RESTRICTIONS

  Insured and Taurus have identical investment restrictions. The following are fundamental investment restrictions of each Fund and may not be changed without the approval of the holders of a majority of the outstanding shares of Common Stock and the outstanding shares of AMPS and any other preferred stock, voting together as a single class, and a majority of the outstanding shares of AMPS and any other preferred stock, voting separately as a class. (For this purpose and under the Investment Company Act, "majority" means for each such class the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock.) Neither Fund may:

  1. Make investments for the purpose of exercising control or management.

  2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter not more than 10% of the Fund's total assets would be invested in such securities.

  3. Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

  4. Issue senior securities other than preferred stock or borrow amounts in excess of 5% of its total assets taken at market value; provided, however, that the Fund is authorized to borrow money in excess of 5% of the value of its total assets for the purpose of repurchasing shares of Common Stock or redeeming shares of preferred stock.

  5. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

  6. Make loans to other persons, except that the Fund may purchase Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitations.

  7. Purchase any securities on margin, except that (subject to investment restriction (4) above) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

  8. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.

  9. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided, however, that for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

  An additional investment restriction adopted by each Fund, which may be changed by the Board of Directors, provides that the Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

  If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

RATING AGENCY GUIDELINES

  Each Fund intends that, so long as shares of its AMPS are outstanding, the composition of its portfolio will reflect guidelines established by Moody's and S&P in connection with the Fund's receipt of a rating for such shares on their date of original issue of "aaa" from Moody's and AAA from S&P. Moody's and S&P, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating AMPS have been developed by Moody's and S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stocks, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law but have been adopted by each Fund in order to satisfy current requirements necessary for Moody's and S&P to issue the above-described ratings for shares of AMPS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the Investment Company Act.

  Each Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the shares of AMPS, at any time, may change or withdraw any such rating. As set forth in the Articles Supplementary of each Fund, the Board of Directors, without stockholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Directors has obtained written confirmation from Moody's and S&P that any such change would not impair the ratings then assigned by Moody's and S&P to the AMPS. See "The Reorganization--Risk Factors and Special Considerations--Ratings Considerations."

  For so long as any shares of a Fund's AMPS are rated by Moody's or S&P, as the case may be, a Fund's use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies.

PORTFOLIO COMPOSITION

  The portfolio of Insured consists primarily of investment grade New York Municipal Bonds that are covered by insurance and the portfolio of Taurus consists primarily of New York Municipal Bonds that are investment grade but are not covered by insurance. Insured's investment policies provide that under normal circumstances, no more than 20% of Insured's portfolio will consist of uninsured municipal obligations. As a result of the Reorganization, Insured may have more than 20% of its assets invested in uninsured Municipal Bonds; however, Insured intends to take the steps necessary to ensure that, within 30 days after the Exchange Date, at least 80% of its total assets is invested in Insured Municipal Obligations.

  Although the investment portfolios of both Funds must satisfy similar standards of credit quality, the actual securities owned by each Fund are different, as a result of which there are certain differences in the composition of the two investment portfolios. Of the Municipal Bonds owned by Insured as of June 30, 1997, 86% are rated in the highest grade by Moody's or S&P, 91% are rated in the highest two grades, 97% are rated in the highest three grades, 100% are rated in the highest four grades, and 0% are unrated. The comparable percentages for Taurus are 27% in the highest grade, 52% in the highest two grades, 67% in the highest three grades, 100% in the highest four grades and 0% unrated.

  Insured and Taurus ordinarily invest substantially all of their total assets in New York Municipal Bonds and, therefore, they are more susceptible to factors adversely affecting issuers of New York Municipal Bonds than is a municipal bond investment company that is not concentrated in issuers of New York Municipal Bonds to this degree. FAM does not believe that the current economic conditions in New York will have a significant adverse effect on either Fund's ability to invest prudently in New York Municipal Bonds. See
Exhibit II--"Economic Conditions in New York."

 Insured

  As of June 30, 1997, approximately 97% of the market value of Insured's portfolio was invested in long-term municipal obligations and approximately 3% of the market value of Insured's portfolio was invested in short-term municipal obligations. The following table sets forth certain information with respect to the composition of Insured's long-term municipal obligation investment portfolio as of June 30, 1997.

                                          NUMBER
                                            OF                 VALUE (IN
      S&P*          MOODY'S               ISSUES               THOUSANDS)               PERCENT
      ----          -------               ------               ----------               -------
      AAA            "Aaa"                  75                  $372,194                   86%
      AA             "Aa"                    6                    20,657                    5
      A              "A"                     6                    28,234                    6
      BBB            "Baa"                   3                    13,440                    3
                                           ---                  --------                  ---
                                            90                  $434,525                  100%
                                           ===                  ========                  ===

--------

* Ratings: Using the higher of S&P's or Moody's rating on the Fund's municipal obligations. S&P's rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and C ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in "Aa," "A," "Baa" and "B" ratings. See Exhibit III--"Ratings of Municipal Bonds and Commercial Paper."

 Taurus

  As of June 30, 1997, approximately 95% of the market value of Taurus' portfolio was invested in long-term municipal obligations and approximately 5% of the market value of Taurus' portfolio was invested in short-term municipal obligations. The following table sets forth certain information with respect to the composition of Taurus' long-term municipal obligation investment portfolio as of June 30, 1997.

                                       NUMBER OF                 VALUE
      S&P*         MOODY'S              ISSUES               (IN THOUSANDS)             PERCENT
      ----         -------             ---------             -------------              -------
      AAA           "Aaa"                  16                  $ 27,634                    27%
      AA            "Aa"                    7                    26,266                    25
      A             "A"                     7                    14,958                    15
      BBB           "Baa"                  11                    34,297                    33
                                          ---                  --------                   ---
                                           41                  $103,155                   100%
                                          ===                  ========                   ===

--------
* Ratings: Using the higher of S&P's or Moody's rating on the Fund's municipal obligations. S&P's rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and C ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in "Aa," "A," "Baa," "Ba" and "B" ratings. See Exhibit III--"Ratings of Municipal Bonds and Commercial Paper."

PORTFOLIO TRANSACTIONS

  The procedures for engaging in portfolio transactions are the same for both Insured and Taurus. Subject to policies established by the Board of Directors of each Fund, FAM is primarily responsible for the execution of each Fund's portfolio transactions. In executing such transactions, FAM seeks to obtain the best results for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While FAM generally seeks reasonably competitive commission rates, Insured and Taurus do not necessarily pay the lowest commission or spread available.

  Neither Fund has any obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms that provide supplemental investment research to FAM, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), may receive orders for transactions by a Fund. Information so received will be in addition to, and not in lieu of, the services required to be performed by FAM under its investment advisory agreements with the Funds, and the expenses of FAM will not necessarily be reduced as a result of the receipt of such supplemental information.

  The securities in which each Fund primarily invests are traded in the over-the-counter markets, and each Fund normally deals directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, except as permitted by exemptive order, persons affiliated with a Fund are prohibited from dealing with the Fund as principals in the purchase and sale of securities. Since transactions in the over-the-counter markets usually involve transactions with dealers acting as principals for their own account, a Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except that pursuant to an exemptive order obtained by FAM, a Fund may engage in principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities. An affiliated person of a Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

  Insured and Taurus may also purchase tax-exempt instruments in individually negotiated transactions with the issuer. Because an active trading market may not exist for such securities, the prices that the Funds may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

  The Board of Directors of each Fund has considered the possibility of recapturing for the benefit of the Fund brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the investment advisory fees paid by the Fund to FAM. After considering all factors deemed relevant, the Directors made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.

  Periodic auctions are conducted for the Insured AMPS and the Taurus AMPS by the Auction Agent for the Funds. The auctions require the participation of one or more broker-dealers, each of whom enters into an agreement with the Auction Agent. After each auction, the Auction Agent pays a service charge, from funds provided by the issuing Fund, to each broker-dealer at the annual rate of 1/4 of 1%, calculated on the basis of the purchase price of shares of the relevant AMPS placed by such broker-dealer at such auction.

PORTFOLIO TURNOVER

  Generally, neither Insured nor Taurus purchases securities for short-term trading profits. However, either Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to FAM. The turnover rate may vary greatly from year to year or during periods within a year. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) The portfolio turnover rate for each of the years ended October 31, 1996 and 1995 was 118.28% and 110.76%, respectively, for Insured and 193.24% and 165.22%, respectively, for Taurus. High portfolio turnover involves certain tax consequences and correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

NET ASSET VALUE

  The net asset value per share of Common Stock of each Fund is determined as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on the last business day of each week. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of the Fund is divided by the total number of shares of Common Stock of the Fund outstanding at such time. Expenses, including the fees payable to FAM, are accrued daily.

  The Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, each Fund utilizes the valuations of portfolio securities furnished by a pricing service approved by the Board of Directors. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of each Fund under the general supervision of the Board of Directors of the Fund. The Board of Directors of each Fund has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Obligations with remaining maturities of 60 days or less are valued at amortized cost, unless this method no longer produces fair valuations. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors of each Fund.

CAPITAL STOCK

  Insured and Taurus each has outstanding both Common Stock and AMPS. Insured Common Stock and Taurus Common Stock both are traded on the NYSE. The shares of Insured Common Stock commenced trading on the NYSE on June 26, 1992. As of August 31, 1997, the net asset value per share of the Insured Common Stock was $14.92 and the market price per share was $14.75. The shares of Taurus Common Stock commenced trading on the NYSE on February 1, 1990. As of August 31, 1997, the net asset value per share of the Taurus Common Stock was $12.22 and the market price per share was $12.125.

  Each Fund is authorized to issue 200,000,000 shares of capital stock, all of which shares initially were classified as Common Stock. The Board of Directors of each Fund is authorized to classify or reclassify any unissued shares of capital stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. In connection with each Fund's offering of shares of AMPS, Insured reclassified 5,760 shares of unissued capital stock as AMPS, and Taurus reclassified 1,200 shares of unissued capital stock as AMPS.

 Common Stock

  Holders of each Fund's Common Stock are entitled to share equally in dividends declared by the Fund's Board of Directors payable to holders of the Common Stock and in the net assets of the Fund available for distribution to holders of the Common Stock after payment of the preferential amounts payable to holders of any outstanding preferred stock. Holders of a Fund's Common Stock do not have preemptive or conversion rights and shares of a Fund's Common Stock are not redeemable. The outstanding shares of Common Stock of each Fund are fully paid and nonassessable.

  So long as any shares of a Fund's AMPS or any other preferred stock are outstanding, holders of the Fund's Common Stock will not be entitled to receive any dividends of or other distributions from the Fund unless all accumulated dividends on outstanding shares of the Fund's AMPS and any other preferred stock have been paid, and unless asset coverage (as defined in the Investment Company Act) with respect to such AMPS and any other preferred stock would be at least 200% after giving effect to such distributions.

 Preferred Stock

  Insured AMPS are structured identically to Taurus AMPS. The AMPS of each Fund are shares of preferred stock of the Fund that entitle their holders to receive dividends when, as and if declared by the Board of Directors, out of funds legally available therefor, at a rate per annum that may vary for the successive dividend periods. Insured AMPS and Taurus AMPS both have liquidation preferences of $25,000 per share; neither Fund's AMPS are traded on any stock exchange or over-the-counter. Each Fund's AMPS can be purchased at an auction or through broker-dealers who maintain a secondary market in the AMPS.

  Auctions generally have been held and will be held every seven days in the case of the Insured Series A AMPS and Series B AMPS and every 28 days in the case of the Insured Series C AMPS unless Insured elects, subject to certain limitations, to have a special dividend period. As of the auction held on August 29, 1997, the dividend rate on the Insured Series A AMPS was 3.25%; as of the auction held on August 26, 1997, the dividend rate on the Insured Series B AMPS was 2.80%; and as of the auction held on August 13, 1997, the dividend rate on the Insured Series C AMPS was 3.40%. Similarly, auctions generally have been held and will be held every 28 days in the case of the Taurus AMPS unless Taurus elects, subject to certain limitations, to have a special dividend period. As of the auction held on August 5, 1997, the dividend rate on the Taurus AMPS was 3.40%.

  Under the Investment Company Act, each Fund is permitted to have outstanding more than one series of preferred stock as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of a Fund's preferred stock do not have preemptive rights to purchase any shares of AMPS or any other preferred stock that might be issued. The net asset value per share of a Fund's AMPS equals its liquidation preference plus accumulated dividends per share.

 Certain Provisions of the Charter

  Each Fund's Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office with or without cause by a vote of the holders of at least 66 2/3% of the votes entitled to be voted on the matter. A Director elected by the holders of Common Stock, AMPS and any other preferred stock may be removed only by action of such holders, and a Director elected by the holders of AMPS and any other preferred stock may be removed only by action of the holders of AMPS and any other preferred stock. In addition, the Charter of each Fund requires the affirmative vote of the holders of at least 66 2/3% of all of the Fund's shares of capital stock, then entitled to be voted, voting as a single class, to approve, adopt or authorize the following:

    (i) a merger or consolidation or statutory share exchange of the Fund with any other corporation or entity,

    (ii) a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), or

    (iii) a liquidation or dissolution of the Fund, unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the entire Board of Directors, in which case the affirmative vote of a majority of all of the votes entitled to be cast by stockholders of the Fund, voting as a single class, is required. Such approval, adoption or authorization of the foregoing also would require the favorable vote of the holders of a majority of the shares of preferred stock entitled to be voted thereon, including the AMPS, voting as a separate class.

  In addition, conversion of a Fund to an open-end investment company would require an amendment to the Fund's Articles of Incorporation. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the affirmative vote of the holders of at least 66 2/3% of the Fund's outstanding shares of capital stock (including the AMPS and any other preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by at least two-thirds of the entire Board of Directors) and the affirmative vote of a majority of votes entitled to be cast by holders of shares of preferred stock (including the AMPS), voting separately as a class. Such a vote also would satisfy a separate requirement in the Investment Company Act that the change be approved by the stockholders. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption and the Common Stock no longer would be listed on a stock exchange. Conversion to an open-end investment company also would require redemption of all outstanding shares of preferred stock (including the AMPS) and would require changes in certain of the Fund's investment policies and restrictions, such as those relating to the issuance of senior securities, the borrowing of money and the purchase of illiquid securities.

  The Board of Directors of each Fund has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the Investment Company Act, are in the best interests of stockholders generally. Reference should be made to the Charter of each Fund on file with the Commission for the full text of these provisions.

MANAGEMENT OF THE FUNDS

  Directors and Officers. The Boards of Directors of each of Insured and Taurus currently consist of six persons, five of whom are not "interested persons," as defined in the Investment Company Act, of the applicable Fund. The Directors are responsible for the overall supervision of the operations of Insured and Taurus and perform the various duties imposed on the directors of investment companies by the Investment Company Act and under applicable Maryland law. Insured and Taurus have substantially the same officers. For further information regarding the Directors of Insured and the officers of each of the Funds, see "Election of Directors."

  Arthur Zeikel is a Director of both Funds and information about him is set forth under "Election of Directors." There is otherwise no overlap between the Boards of the Funds. Certain information concerning the five non-affiliated Directors of Taurus, including their designated classes, is set forth below:

                                           PRINCIPAL OCCUPATIONS DURING PAST     DIRECTOR
          NAME AND ADDRESS          AGE FIVE YEARS AND PUBLIC DIRECTORSHIPS(1)    SINCE
          ----------------          --- --------------------------------------   --------

Elected by Holders of AMPS, Voting Separately as a Single Class

 Ronald W. Forbes(1)(2)...........  56      Professor of Finance, School           1989
  1400 Washington Avenue                    of Business, State University
  Albany, New York 12222                    of New York at Albany, since
                                            1989.
 Richard R. West(1)(2)............  59      Professor of Finance since             1989
  Box 64                                    1984, Dean from 1984 to 1993,
  Genoa, Nevada 89411                       and currently Dean Emeritus of
                                            New York University Leonard N.
                                            Stern School of Business
                                            Administration; Director of
                                            Bowne & Co., Inc. (financial
                                            printers), Vornado, Inc. (real
                                            estate holding company) and
                                            Alexander's Inc. (real estate
                                            company).

Elected by Holders of Common Stock and AMPS, Voting Together as a Single Class

 Cynthia A. Montgomery(1)(2)......  45      Professor, Harvard Business            1993
  Harvard Business School                   School since 1989; Associate
  Soldiers Field Road                       Professor, J.L. Kellogg
  Boston, Massachusetts 02163               Graduate School of Management,
                                            Northwestern University from
                                            1985 to 1989; Assistant
                                            Professor, Graduate School of
                                            Business Administration, The
                                            University of Michigan from
                                            1979 to 1985; Director, UNUM
                                            Corporation since 1990 and
                                            Director of Newell Co. since
                                            1995.
 Charles C. Reilly(1)(2)..........  66      Self-employed financial                1990
  9 Hampton Harbor Road                     consultant since 1990;
  Hampton Bays, New York 11946              President and Chief Investment
                                            Officer of Verus Capital, Inc.
                                            from 1979 to 1990; Senior Vice
                                            President of Arnhold and S.
                                            Bleichroeder, Inc. from 1973
                                            to 1990; Adjunct Professor,
                                            Columbia University Graduate
                                            School of Business from 1990
                                            to 1991; Adjunct Professor,
                                            Wharton School, The University
                                            of Pennsylvania from 1989 to
                                            1990; Partner, Small Cities
                                            Cable Television since 1986.
 Kevin A. Ryan(1)(2)..............  64      Founder and current Director           1992
  127 Commonwealth Avenue                   of The Boston University
  Chestnut Hill,                            Center for the Advancement of
  Massachusetts 02167                       Ethics and Character;
                                            Professor of Education at
                                            Boston University since 1982;
                                            formerly taught on the
                                            faculties of The University of
                                            Chicago, Stanford University
                                            and Ohio State University.

--------
(1) Each of the Directors is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Compensation of Taurus Directors" below.
(2) Member of the Audit Committee of the Board of Directors.

  Compensation of Taurus Directors. FAM, Taurus' investment adviser, pays all compensation to all officers of Taurus and all Directors of Taurus who are affiliated with ML & Co. or its subsidiaries. Taurus pays each Director not affiliated with FAM (each a "non-affiliated Director") a fee of $1,000 per year plus $400 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. Taurus also pays each member of its Audit Committee, which consists of all of the non-affiliated Directors, a fee of $1,000 per year, together with such Director's out-of-pocket expenses relating to attendance at meetings. The Chairman of the Audit Committee receives an additional annual fee of $1,000. These fees and expenses aggregated $19,880 for the fiscal year ended October 31, 1996.

  The following table sets forth for the fiscal year ended October 31, 1996 compensation paid by Taurus to the non-affiliated Directors and, for the calendar year ended December 31, 1996, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Directors.

                                       PENSION OR RETIREMENT     AGGREGATE COMPENSATION FROM
                         COMPENSATION BENEFITS ACCRUED AS PART       TAURUS AND FAM/MLAM
    NAME OF DIRECTOR     FROM TAURUS      OF FUND EXPENSES     ADVISED FUNDS PAID TO DIRECTORS
    ----------------     ------------ ------------------------ -------------------------------
Ronald W. Forbes(1).....    $3,600              None                      $142,500
Cynthia A. Montgom-
 ery(1).................    $3,600              None                      $142,500
Charles C. Reilly(1)....    $3,600              None                      $293,833
Kevin A. Ryan(1)........    $3,600              None                      $142,500
Richard R. West(1)......    $4,600              None                      $272,833

--------

(1) The Directors serve on the Boards of FAM/MLAM Advised Funds as follows:
  Mr. Forbes (23 registered investment companies consisting of 36 portfolios); Ms. Montgomery (23 registered investment companies consisting of 36 portfolios); Mr. Reilly (43 registered investment companies consisting 56 portfolios); Mr. Ryan (23 registered investment companies consisting of 36 portfolios); and Mr. West (44 registered investment companies consisting of 66 portfolios).

  Management and Advisory Arrangements. FAM serves as the investment adviser for both Insured and Taurus pursuant to separate investment advisory agreements that, except for their termination dates, are identical. FAM is an affiliate of MLAM, and both FAM and MLAM are owned and controlled by ML & Co. FAM provides each Fund with the same investment advisory and management services. FAM or MLAM acts as the investment adviser for more than 140 registered investment companies. FAM also offers portfolio management and portfolio analysis services to individuals and institutions. As of July 31, 1997, FAM and MLAM had a total of approximately $267.2 billion in investment company and other portfolio assets under management (approximately $32.8 billion of which was invested in municipal securities), including accounts of certain affiliates of FAM. The principal business address of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

  Each Fund's investment advisory agreement with FAM provides that, subject to the direction of the Board of Directors of the Fund, FAM is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security for each Fund rests with FAM, subject to review by the Board of Directors of the Fund.

  FAM provides the portfolio management for Insured and Taurus. Such portfolio management considers analyses from various sources (including brokerage firms with which each Fund does business), makes the necessary investment decisions, and places orders for transactions accordingly. FAM also is responsible for the performance of certain administrative and management services for each Fund.

  For the services provided by FAM under each Fund's investment advisory agreement, the Fund pays a monthly fee at an annual rate of .50 of 1% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund, including proceeds from the issuance of AMPS, minus the sum of accrued liabilities of the Fund and accumulated dividends on its shares of AMPS). For purposes of this calculation, average weekly net assets are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week.

  Each Fund's investment advisory agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of FAM or any of its affiliates. Each Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, fees and expenses with respect to the issuance of AMPS, commission fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. FAM provides accounting services to each Fund, and each Fund reimburses FAM for its respective costs in connection with such services.

  Unless earlier terminated as described below, the investment advisory agreement between Insured and FAM will continue from year to year if approved annually (a) by the Board of Directors of Insured or by a majority of the outstanding shares of Insured Common Stock and Insured AMPS, voting together as a single class, and (b) by a majority of the Directors of Insured who are not parties to such contract or "interested persons," as defined in the Investment Company Act, of any such party. The contract is not assignable and it may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the stockholders of Insured.

  Similarly, unless earlier terminated as described below, the investment advisory agreement between Taurus and FAM will continue from year to year if approved annually (a) by the Board of Directors of Taurus or by a majority of the outstanding shares of Taurus Common Stock and Taurus AMPS, voting together as a single class, and (b) by a majority of the Directors of Taurus who are not parties to such contract or "interested persons" of any such party. The contract is not assignable and it may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the stockholders of Taurus.

VOTING RIGHTS

  Voting rights are identical for the holders of shares of Insured Common Stock and the holders of shares of Taurus Common Stock. Holders of each Fund's Common Stock are entitled to one vote for each share held and will vote with the holders of any outstanding shares of the Fund's AMPS or other preferred stock on each matter submitted to a vote of holders of Common Stock, except as set forth below.

  Stockholders of each Fund are entitled to one vote for each share held. The shares of each Fund's Common Stock, AMPS and any other preferred stock do not have cumulative voting rights, which means that the holders of more than 50% of the shares of a Fund's Common Stock, AMPS and any other preferred stock voting for the election of Directors can elect all of the Directors standing for election by such holders, and, in such event, the holders of the remaining shares of a Fund's Common Stock, AMPS and any other preferred stock will not be able to elect any of such Directors.

  Voting rights of the holders of Insured AMPS are identical to voting rights of the holders of Taurus AMPS. Except as otherwise indicated below, and except as otherwise required by applicable law, holders of shares of a Fund's AMPS will be entitled to one vote per share on each matter submitted to a vote of the Fund's stockholders and will vote together with the holders of shares of the Fund's Common Stock as a single class.

  In connection with the election of a Fund's Directors, holders of shares of a Fund's AMPS and any other preferred stock, voting separately as a class, shall be entitled at all times to elect two of the Fund's Directors, and the remaining Directors will be elected by holders of shares of the Fund's Common Stock and shares of the Fund's AMPS and any other preferred stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of a Fund's AMPS shall be unpaid in an amount equal to at least two full years of dividends thereon or if at any time holders of any shares of a Fund's preferred stock are entitled, together with the holders of shares of the Fund's AMPS, to elect a majority of the Directors of the Fund under the Investment Company Act, then the number of Directors constituting the Board of Directors automatically shall be increased by the smallest number that, when added to the two Directors elected exclusively by the holders of shares of AMPS and any other preferred stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number, and at a special meeting of stockholders, which will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the holders of shares of the Fund's AMPS and any other preferred stock, voting separately as a class, will be entitled to elect the smallest number of additional Directors that, together with the two Directors that such holders in any event will be entitled to elect, constitutes a majority of the total number of Directors of the Fund as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding shares of AMPS and any other preferred stock for all past dividend periods, the additional voting rights of the holders of shares of AMPS and any other preferred stock as described above shall cease, and the terms of office of all of the additional Directors elected by the holders of shares of AMPS and any other preferred stock (but not of the Directors with respect to whose election the holders of shares of Common Stock were entitled to vote or the two Directors the holders of shares of AMPS and any other preferred stock have the right to elect in any event) will terminate automatically.

STOCKHOLDER INQUIRIES

  Stockholder inquiries with respect to Insured and Taurus may be addressed to either Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

DIVIDENDS AND DISTRIBUTIONS

  Insured's current policy with respect to dividends and distributions relating to shares of Insured Common Stock is identical to Taurus' policy with respect to shares of Taurus Common Stock. Each Fund intends to distribute all of its net investment income. Dividends from such net investment income are declared and paid monthly to holders of a Fund's Common Stock. Monthly distributions to holders of a Fund's Common Stock normally consist of substantially all of the net investment income remaining after the payment of dividends on the Fund's AMPS. All net realized capital gains, if any, are distributed at least annually, pro rata to holders of shares of a Fund's Common Stock and AMPS. While any shares of a Fund's AMPS are outstanding, the Fund may not declare any cash dividend or other distribution on the Fund's Common Stock, unless at the time of such declaration (1) all accumulated dividends on the Fund's AMPS have been paid, and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the Fund's outstanding shares of AMPS. This limitation on a Fund's ability to make distributions on its Common Stock under certain circumstances could impair the ability of the Fund to maintain its qualification for taxation as a RIC. See "The Reorganization--Comparison of the Funds--Tax Rules Applicable to Insured, Taurus and their Stockholders."

  Similarly, Insured's current policy with respect to dividends and distributions relating to shares of Insured AMPS is identical to Taurus' current policy with respect to shares of Taurus AMPS. The holders of shares of a Fund's AMPS are entitled to receive, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares. Dividends on a Fund's shares of AMPS so declared and payable shall be paid (i) in preference to and in priority over any dividends so declared and payable on the Fund's Common Stock and (ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on the Fund's investments. Dividends for the Insured AMPS and the Taurus AMPS are paid through The Depository Trust Company ("DTC") (or a successor securities depository) on each dividend payment date. DTC's normal procedures now provide for it to distribute dividends in same-day funds to agent members, who in turn are expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. Prior to each dividend payment date, the relevant Fund is required to deposit with the Auction Agent sufficient funds for the payment of such declared dividends. Neither Fund intends to establish any reserves for the payment of dividends, and no interest will be payable in respect of any dividend payment or payment on the shares of a Fund's AMPS which may be in arrears.

  Dividends paid by each Fund, to the extent paid from tax-exempt income earned on Municipal Bonds, are exempt from Federal income taxes, subject to the possible application of the alternative minimum tax. However, each Fund is required to allocate net capital gains and other income subject to regular Federal income taxes, if any, proportionately between shares of its Common Stock and shares of its AMPS in accordance with the current position of the IRS described herein. Each Fund notifies the Auction Agent of the amount of any net capital gains or other taxable income to be included in any dividend on shares of AMPS prior to the auction establishing the applicable rate for such dividend. The Auction Agent in turn notifies each broker-dealer whenever it receives any such notice from a Fund, and each broker-dealer then notifies its customers who are holders of the Fund's AMPS. Each Fund also may include such income in a dividend on shares of its AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of taxable income allocable to shares of a Fund's AMPS will depend upon the amount of such income realized by the Fund and other factors, but generally is not expected to be significant.

  For information concerning the manner in which dividends and distributions to holders of each Fund's Common Stock may be reinvested automatically in shares of the Fund's Common Stock, see "Automatic Dividend Reinvestment Plan." Dividends and distributions may be taxable to stockholders under certain circumstances as discussed below, whether they are reinvested in shares of a Fund or received in cash.

  If Insured or Taurus, as the case may be, retroactively allocates any net capital gains or other income subject to regular Federal income taxes to shares of its AMPS without having given advance notice thereof as described above, which only may happen when such allocation is made as a result of the redemption of all or a portion of the outstanding shares of its AMPS or the liquidation of the Fund, the Fund will make certain payments to holders of shares of its AMPS to which such allocation was made to offset substantially the tax effect thereof. In no other instances will the Fund be required to make payments to holders of shares of its AMPS to offset the tax effect of any reallocation of net capital gains or other taxable income.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

  Pursuant to each Fund's Automatic Dividend Reinvestment Plan (each, a "Plan"), unless a holder of a Fund's Common Stock elects otherwise, all investment income and capital gains distributions are reinvested automatically by each Fund's respective dividend disbursing agent, as agent for stockholders in administering the Plan (the "Plan Agent") in additional shares of the Fund's Common Stock. Holders of a Fund's Common Stock who elect not to participate in the Plan receive all distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by each Fund's respective dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to each Fund's respective dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

  Whenever a Fund declares an investment income or a capital gain distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan receive cash, and participants in the Plan receive the equivalent in shares of the Fund's Common Stock. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of the Fund's Common Stock from the Fund ("newly-issued shares") or (ii) by purchase of outstanding shares of the Fund's Common Stock on the open market ("open-market purchases"), on the NYSE or elsewhere. If on the payment date for the dividend, the net asset value per share of the Fund's Common Stock is equal to or less than the market price per share of the Fund's Common Stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent invests the dividend amount in newly-issued shares on behalf of the participant. The number of newly-issued shares of the Fund's Common Stock to be credited to the participant's account is determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent invests the dividend amount in shares acquired on behalf of the participant in open-market purchases.

  In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. Each Fund intends to pay monthly income dividends. Therefore, the period during which open-market purchases can be made exists only from the payment date of the dividend through the date before the next "ex-dividend" date, which typically is approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of a Fund's Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly-issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent ceases making open-market purchases and invests the uninvested portion of the dividend amount in newly-issued shares at the close of business on the last purchase date.

  The Plan Agent maintains all stockholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy includes those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

  In the case of stockholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder's name and held for the account of beneficial owners who are to participate in the Plan.

  There are no brokerage charges with respect to shares issued directly by Insured or Taurus as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

  The automatic reinvestment of dividends and distributions does not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

  Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of shares of a Fund's Common Stock is above the net asset value, participants in the Plan receive shares of the Fund's Common Stock at less than they otherwise could purchase them and have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since neither Fund normally redeems its shares, the price on resale may be more or less than the net asset value.

  Each Fund reserves the right to amend or terminate its Plan. There is no direct service charge to participants in the Plan; however, each Fund reserves the right to amend its Plan to include a service charge payable by the participants.

MUTUAL FUND INVESTMENT OPTION

  Purchasers of shares of Common Stock of Insured in its initial public offering have an investment option consisting of the right to reinvest the net proceeds from a sale of such shares (the "Original Shares") in Class A shares of certain Merrill Lynch-sponsored open-end mutual funds ("Eligible Class A Shares") at their net asset value, without the imposition of the initial sales charge, if the conditions set forth below are satisfied. First, the sale of the Original Shares must be made through Merrill Lynch and the net proceeds therefrom must be immediately reinvested in Eligible Class A Shares. Second, the Original Shares must have been either acquired in Insured's initial public offering or be shares representing reinvested dividends from shares of Common Stock acquired in such offering. Third, the Original Shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option. The Eligible Class A Shares may be redeemed at any time at the next determined net asset value, subject in certain cases to a redemption fee.

LIQUIDATION RIGHTS OF HOLDERS OF AMPS

  Upon any liquidation, dissolution or winding up of Insured or Taurus, as the case may be, whether voluntary or involuntary, the holders of shares of the Fund's AMPS will be entitled to receive, out of the assets of the Fund available for distribution to stockholders, before any distribution or payment is made upon any shares of the Fund's Common Stock or any other capital stock of the Fund ranking junior in right of payment upon liquidation to AMPS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of AMPS will be entitled to no other payments except for any additional dividends. If such assets of the Fund shall be insufficient to make the full liquidation payment on the AMPS and liquidation payments on any other outstanding class or series of preferred stock of the Fund ranking on a parity with the AMPS as to payment upon liquidation, then such assets will be distributed among the holders of shares of AMPS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of shares of a Fund's AMPS will not be entitled to any further participation in any distribution of assets by the Fund except for any additional dividends. A consolidation, merger or share exchange of a Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.

TAX RULES APPLICABLE TO INSURED, TAURUS AND THEIR STOCKHOLDERS

  The tax consequences associated with investment in shares of Insured Common Stock are identical to the tax consequences associated with investment in shares of Taurus Common Stock. Similarly, the tax consequences associated with investment in shares of Insured AMPS are identical to the tax consequences associated with investment in shares of Taurus AMPS. Insured and Taurus have elected and qualified for the special tax treatment afforded RICs under the Code. As a result, in any taxable year in which they distribute an amount equal to at least 90% of taxable net income and 90% of tax-exempt net income (see below), the Funds (but not their stockholders) are not subject to Federal income tax to the extent that they distribute their net investment income and net realized capital gains. In prior taxable years and in the taxable year of the Reorganization, each Fund has distributed substantially all of its income. Insured intends to continue to distribute substantially all of its income in the taxable years following the Reorganization. If, at any time when shares of a Fund's AMPS are outstanding the Fund does not meet the asset coverage requirements of the Investment Company Act, the Fund is required to suspend distributions to holders of shares of its Common Stock until the asset coverage is restored. This can prevent the Fund from distributing at least 90% of its net income and therefore can jeopardize the Fund's qualification for taxation as a RIC. Upon any failure to meet the asset coverage requirements, the Funds may, and under certain circumstances are required to, redeem shares of AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences of failing to qualify as a RIC.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent it does not distribute 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally does not apply to the tax-exempt income of RICs, such as the Funds, that pay exempt-interest dividends.

  Each Fund is qualified to pay "exempt-interest dividends" as defined in
Section 852(b)(5) of the Code. Under such section, if, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund is qualified to pay exempt-interest dividends to its stockholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and designated by the Fund as exempt-interest dividends in a written notice mailed to stockholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to a Fund's stockholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they are excludable from a stockholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry a Fund's shares is not deductible for Federal income tax purposes to the extent attributable to exempt-interest dividends. A tax adviser should be consulted with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a stockholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds from an issue of "industrial development bonds" or "private activity bonds," if any, held by a Fund.

  The portion of exempt-interest dividends paid from interest received by each Fund from New York Municipal Bonds also will be exempt from New York State and New York City personal income tax. However, exempt-interest dividends paid to a corporate shareholder will be subject to New York State corporation franchise tax and New York City general corporation tax. Shareholders subject to income taxation by states other than New York and cities other than New York City will realize a lower after-tax rate of return than New York State and/or New York City shareholders since the dividends distributed by each Fund generally will not be exempt, to any significant degree, from income taxation by such other states and/or cities. Each Fund will inform shareholders annually as to the portion of the Fund's distributions that constitutes exempt-interest dividends and the portion that is exempt from New York State and/or New York City income taxes. Interest on indebtedness incurred or continued to purchase or carry a Fund's shares is not deductible for Federal or New York State or New York City personal income tax purposes to the extent attributable to exempt-interest dividends.

  The IRS, in a revenue ruling, held that certain AMPS would be treated as stock for Federal income tax purposes. The terms of the Insured AMPS and the Taurus AMPS are substantially similar, but not identical, to the AMPS discussed in the revenue ruling, and in the opinion of Brown & Wood LLP, counsel to both Funds, the shares of each Fund's AMPS constitute stock and distributions with respect to shares of such AMPS (other than distributions in redemption of shares of AMPS subject to Section 302(b) of the Code) constitute dividends to the extent of current and accumulated earnings and profits as calculated for Federal income tax purposes. Nevertheless, the IRS could take a contrary position, asserting, for example, that the shares of AMPS constitute debt. If this position were upheld, the discussion of the treatment of distributions below would not apply to holders of shares of AMPS. Instead, distributions by each Fund to holders of shares of its AMPS would constitute interest, whether or not they exceed the earnings and profits of the Fund, would be included in full in the income of the recipient and taxed as ordinary income. Counsel believes that such a position, if asserted by the IRS, would be unlikely to prevail.

  To the extent that a Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered taxable ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the stockholder has owned Fund shares, and for New York State and New York City personal income tax purposes, will be treated as capital gains, which are taxed at ordinary income tax rates. Recent federal tax legislation creates additional categories of capital gains taxable at different rates. Although the legislation does not explain how gain in these categories will be taxed to stockholders of RICs, it authorizes regulations applying the new categories of gain and the new rates to sales of securities by RICs. In the absence of guidance, there is some uncertainty as to the manner in which the categories of gain and related rates will be passed through to stockholders as capital gains. It is anticipated that IRS guidance permitting categories of gain and related rates to be passed through to stockholders would also require the Fund to designate the amounts of various categories of capital gain income included in capital gain dividends in a written notice sent to stockholders. Distributions by a Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction for corporations under the Code.

  All or a portion of a Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by stockholders. Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the stockholder. In addition any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of capital gain dividends received by the stockholder. Distributions in excess of a Fund's earnings and profits first will reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). If a Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend is treated for tax purposes as paid by the Fund and received by its stockholders on December 31 of the year in which such dividend was declared.

  The IRS has taken the position in a revenue ruling that if a RIC has two classes of shares it may designate distributions made to each class in any year as consisting of no more than such class' proportionate share of particular types of income, including exempt-interest dividends and capital gain dividends (including new categories of capital gains, discussed above). Thus, each Fund is required to allocate a portion of its net capital gains (including new categories of capital gains) and other taxable income to the shares of its AMPS. Each Fund may notify the Auction Agent of the amount of any net capital gains and other taxable income to be included in any dividend on shares of its AMPS prior to the auction establishing the applicable rate for such dividend. Except for the portion of any dividend that a Fund informs the Auction Agent will be treated as capital gains or other taxable income, the dividends paid on the shares of AMPS constitute exempt-interest dividends. Alternatively, each Fund may include such income in a dividend on shares of its AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of net capital gains and ordinary income allocable to shares of a Fund's AMPS (the "taxable distribution") depends upon the amount of such gains and income realized by the Fund and the total dividends paid by the Fund on shares of its Common Stock and shares of its AMPS during a taxable year, but the taxable distribution generally is not expected to be significant.

  In the opinion of Brown & Wood LLP, counsel to both Funds, under current law the manner in which each Fund allocates items of tax-exempt income, net capital gains (including new categories of capital gains, discussed above), and other taxable income, if any, between shares of its Common Stock and shares of its AMPS will be respected for Federal income tax purposes. However, the tax treatment of additional dividends may affect a Fund's calculation of each class' allocable share of capital gains (including new categories of capital gains, discussed above) and other taxable income. In addition, there is currently no direct guidance from the IRS or other sources specifically addressing whether a Fund's method for allocating tax-exempt income, net capital gains and other taxable income between shares of its Common Stock and shares of its AMPS will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel's opinion and attempt to reallocate a Fund's net capital gains or other taxable income. In the event of a reallocation, some of the dividends identified by a Fund as exempt-interest dividends to holders of shares of its AMPS could be recharacterized as additional capital gains or other taxable income. In the event of such recharacterization, a Fund is not required to make payments to such stockholders to offset the tax effect of such reallocation. In addition, a reallocation could cause a Fund to be liable for income tax and excise tax on any reallocated taxable income. Brown & Wood LLP has advised each Fund that, in its opinion, if the IRS were to challenge in court the Fund's allocations of income and gain, the IRS would be unlikely to prevail. The opinion of Brown & Wood LLP, however, represents only its best legal judgment and is not binding on the IRS or the courts.

  The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax applies to interest received on "private activity bonds" issued after August 7, 1986. "Private activity bonds" are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference" which could subject certain investors in such bonds, including stockholders of the Funds, to an increased alternative minimum tax. Each Fund purchases such "private activity bonds" and reports to stockholders within 60 days after its fiscal year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by a Fund is included in adjusted current earnings, a corporate stockholder may be required to pay an alternative minimum tax on exempt-interest dividends paid by such Fund.

  Under certain provisions of the Code, some stockholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, stockholders subject to backup withholding will be those for whom no taxpayer identification number is on file with a Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such stockholder is not otherwise subject to backup withholding.

  Ordinary income dividends paid to stockholders who are nonresident aliens or foreign entities are subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.

  A loss realized on a sale or exchange of shares of a Fund is disallowed if other Fund shares are acquired (whether under the Automatic Dividend Reinvestment Plan or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The Code provides that every stockholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Funds) during the taxable year.

AGREEMENT AND PLAN OF REORGANIZATION

GENERAL

  Under the Agreement and Plan of Reorganization (attached hereto as Exhibit
I), Insured will acquire all of the assets, and will assume all of the liabilities, of Taurus, in exchange solely for an equal aggregate value of Insured Common Stock and Insured Series D AMPS to be issued by Insured. Upon receipt by Taurus of such shares, Taurus will distribute the shares of Insured Common Stock to the holders of Taurus Common Stock and the shares of Insured Series D AMPS to the holders of Taurus AMPS in exchange for their respective shares in Taurus. Separate Articles Supplementary to the Articles of Incorporation of Insured establishing the powers, rights and preferences of the Insured Series D AMPS will have been filed with the State Department of Assessments and Taxation of Maryland (the "Maryland Department") prior to the closing of the Reorganization. As soon as practicable after the date that the Reorganization takes place (the "Exchange Date"), Taurus will file Articles of Dissolution with the Maryland Department to effect its formal dissolution and Taurus will dissolve.

  Taurus will distribute the shares of Insured Common Stock and Insured Series D AMPS received by it pro rata to its holders of record of Taurus Common Stock and Taurus AMPS, respectively, in exchange for such stockholders' shares in Taurus. Such distribution would be accomplished by opening new accounts on the books of Insured in the names of the common and preferred stockholders of Taurus and transferring to those stockholder accounts the Insured Common Stock and Insured Series D AMPS previously credited on those books to the account of Taurus. Each newly-opened account on the books of Insured for the previous holders of Taurus Common Stock would represent the respective pro rata number of shares of Insured Common Stock (rounded down, in the case of fractional shares, to the next largest number of whole shares) due such holder of Taurus Common Stock. No fractional shares of Insured Common Stock will be issued. In lieu thereof, Insured's transfer agent, State Street Bank and Trust Company, will aggregate all fractional shares of Insured Common Stock and sell the resulting whole shares on the NYSE for the account of all holders of fractional interests, and each such holder will be entitled to a pro rata share of the proceeds from such sale upon surrender of the Taurus Common Stock certificates. Similarly, each newly-opened account on the books of Insured for the previous holders of Taurus AMPS would represent the respective pro rata number of shares of Insured Series D AMPS due such holder of Taurus AMPS. See "Surrender and Exchange of Taurus Stock Certificates" below for a description of the procedures to be followed by Taurus stockholders to obtain their Insured Common Stock (and cash in lieu of fractional shares, if any) or Insured Series D AMPS as the case may be.

  Accordingly, as a result of the Reorganization, every holder of Taurus Common Stock would own shares of Insured Common Stock that (except for cash payments received in lieu of fractional shares) would have an aggregate net asset value immediately after the Exchange Date equal to the aggregate net asset value of that stockholder's Taurus Common Stock immediately prior to the Exchange Date. Since the Insured Common Stock would be issued at net asset value in exchange for the net assets of Taurus having a value equal to the aggregate net asset value of those shares of Insured Common Stock, the net asset value per share of Insured Common Stock should remain virtually unchanged by the Reorganization. Similarly, since the Insured Series D AMPS would be issued at a liquidation preference and value per share equal to the liquidation preference and value per share of the Taurus AMPS, the liquidation preference and value per share of the Insured Series D AMPS will remain unchanged by the Reorganization. Thus, the Reorganization will result in no dilution of net asset value of the Insured Common Stock, other than to reflect the costs of the Reorganization, and will result in no dilution of liquidation preference and value of the Insured Series D AMPS. However, as a result of the Reorganization, a stockholder of either Fund likely will hold a reduced percentage of ownership in the larger combined entity than he or she did in either of the constituent Funds.

PROCEDURE

  At meetings of the Boards of Directors of Insured and Taurus held on June 20, 1997 and July 7, 1997, respectively, the Boards of Directors of Insured and Taurus, respectively, including all of the Directors who are not "interested persons," as defined in the Investment Company Act, of Insured and Taurus, unanimously approved the Agreement and Plan of Reorganization and the submission of such Agreement and Plan of Reorganization to the Fund's respective stockholders for approval.

  Also on June 20, 1997, the Board of Directors of Insured approved the filing of separate Articles Supplementary to Insured's Articles of Incorporation establishing the powers, rights and preferences of the Insured Series D AMPS and approved the issuance of the Series D AMPS in order that they may be given to holders of Taurus AMPS as part of the Reorganization.

  As a result of such Board approvals, Insured and Taurus jointly filed a proxy statement with the Commission soliciting a vote of the stockholders of Insured and Taurus to approve the Reorganization. The costs of such solicitation are to be paid by Insured after the Reorganization so as to be borne equally and exclusively on a per share basis by the holders of Insured Common Stock and Taurus Common Stock. If the stockholders of both Insured and Taurus approve the Reorganization, the Reorganization will take place as soon as practicable after such approval, provided that the Funds have obtained prior to that time a favorable private letter ruling from the IRS concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan of Reorganization.

  THE BOARDS OF DIRECTORS OF INSURED AND TAURUS RECOMMEND THAT THE STOCKHOLDERS OF THE RESPECTIVE FUNDS APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

  The following is a summary of the significant terms of the Agreement and Plan of Reorganization. This summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization, attached hereto as Exhibit I.

  Valuation of Assets and Liabilities. The respective assets of Insured and Taurus will be valued on the business day immediately prior to the Exchange Date (the "Valuation Date"). The valuation procedures are substantially the same for both Funds: net asset value per share of the Insured Common Stock and the Taurus Common Stock will be determined as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on the Valuation Date. For the purpose of determining the net asset value of a share of the Insured Common Stock or the Taurus Common Stock, the value of the securities held by the issuing Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of the issuing Fund is divided by the total number of shares of Common Stock of the issuing Fund outstanding at such time. Daily expenses, including the fees payable to FAM, will accrue on the Valuation Date.

  The New York Municipal Bonds and Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value on the Valuation Date, each Fund will utilize the valuations of portfolio securities furnished by a pricing service approved by the Boards of Directors of the Funds. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. New York Municipal Bonds and Municipal Bonds for which quotations are not readily available will be valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The Boards of Directors of Insured and Taurus have determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in financial futures contracts will be valued on the Valuation Date at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, will be valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors.

  Distribution of Insured Common Stock and Insured Series D AMPS. On the Exchange Date, Insured will issue to Taurus a number of shares of Insured Common Stock the aggregate net asset value of which will equal the aggregate net asset value of shares of Taurus Common Stock on the Valuation Date. Each holder of Taurus

Common Stock will receive the number of shares of Insured Common Stock corresponding to his or her proportionate interest in the aggregate net asset value of the Taurus Common Stock.

  On the Exchange Date, Insured also will issue to Taurus a number of shares of Insured Series D AMPS the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of Taurus AMPS on the Valuation Date. Each holder of Taurus AMPS will receive the number of shares of Insured Series D AMPS corresponding to his or her proportionate interest in the aggregate liquidation preference and value of the Taurus AMPS. No sales charge or fee of any kind will be charged to Taurus stockholders in connection with their receipt of Insured Common Stock and Insured Series D AMPS in the Reorganization. It is anticipated that the Insured Series D AMPS will follow a similar auction schedule and procedures as those presently followed by the Taurus AMPS. As a result of the Reorganization, the last dividend period for the Taurus AMPS prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

  Expenses. Insured shall pay, subsequent to the Exchange Date, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of materials distributed to each Fund's Board of Directors, expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization, a registration statement on Form N-14 and a private letter ruling request submitted to the IRS, Commission and state securities commission filing fees and legal and audit fees in connection with the Reorganization, costs of printing and distributing this Proxy Statement and Prospectus, legal fees incurred preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes, accounting fees associated with each Fund's financial statements, stock exchange fees, rating agency fees, portfolio transfer taxes (if any), and any similar expenses incurred in connection with the Reorganization. In this regard, expenses of the Reorganization will be deducted from the assets of the combined fund so as to be borne equally and exclusively on a per share basis by the holders of Insured Common Stock and Taurus Common Stock. Neither Insured nor Taurus shall pay any expenses of its respective stockholders arising out of or in connection with the Reorganization.

  Required Approvals. Under Insured's Articles of Incorporation (as amended to date and including Articles Supplementary establishing the powers, rights and preferences of the Insured AMPS), relevant Maryland law and the rules of the NYSE, stockholder approval of the Agreement and Plan of Reorganization requires the affirmative vote of stockholders representing more than 50% of the outstanding shares of Insured Common Stock and Insured AMPS, voting together as a single class, and of the Insured AMPS, voting separately as a class. Similarly, under Taurus' Articles of Incorporation (as amended to date and including Articles Supplementary establishing the powers, rights and preferences of the Taurus AMPS), relevant Maryland law and the rules of the NYSE, stockholder approval of the Agreement and Plan of Reorganization requires the affirmative vote of stockholders representing more than 50% of the outstanding shares of Taurus Common Stock and Taurus AMPS, voting together as a single class, and of the Taurus AMPS, voting separately as a class.

  Deregistration and Dissolution. Following the transfer of the assets and liabilities of Taurus to Insured and the distribution of shares of Insured Common Stock and Insured Series D AMPS to Taurus stockholders, Taurus will terminate its registration under the Investment Company Act and its incorporation under Maryland law and will withdraw its authority to do business in any state where it is required to do so.

  Amendments and Conditions. The Agreement and Plan of Reorganization may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of Insured and Taurus pursuant to the Agreement and Plan of Reorganization are subject to various conditions, including a registration statement on Form N-14 being declared effective by the Commission, approval of the Reorganization by the stockholders of Insured and Taurus, a favorable private letter ruling being received from the IRS as to tax matters, an opinion of counsel as to securities matters being received and the continuing accuracy of various representations and warranties of Insured and Taurus being confirmed by the respective parties.

  Postponement, Termination. Under the Agreement and Plan of Reorganization, the Board of Directors of either Fund may cause the Reorganization to be postponed or abandoned should either Board determine that it is in the best interests of the stockholders of its respective Fund to do so. The Agreement and Plan of Reorganization may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of either Fund), prior to the Exchange Date, or the Exchange Date may be postponed: (i) by mutual consent of the Boards of Directors of Insured and Taurus; (ii) by the Board of Directors of Insured if any condition to Insured's obligations set forth in Section 8 of the Agreement and Plan of Reorganization has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Taurus if any condition to Taurus' obligations set forth in Section 9 of the Agreement and Plan of Reorganization has not been fulfilled or waived by such Board.

POTENTIAL BENEFITS TO INSURED COMMON STOCKHOLDERS AND TAURUS COMMON STOCKHOLDERS AS A RESULT OF THE REORGANIZATION

  In approving the Reorganization, the Board of Directors of each Fund identified certain benefits that are likely to result from the Reorganization, including lower expenses per share of Common Stock, greater efficiency and flexibility in portfolio management and a more liquid trading market for the shares of Common Stock of the combined fund. The Boards also considered the possible risks and costs of combining the Funds, and examined the relative credit strength, maturity characteristics, mix of type and purpose, and yield of the Funds' portfolios of Municipal Bonds and the costs involved in a transaction such as the Reorganization. The Boards noted the many similarities between the Funds, including their similar investment objectives and investment policies, their common management and their similar portfolios of Municipal Bonds. With respect to Taurus, following the Reorganization Taurus stockholders will remain invested in a closed-end fund that has an investment objective and policies similar to that of Taurus. Based on these factors, the Boards concluded that the Reorganization (i) presents no significant risks that would outweigh the benefits discussed above and (ii) involves minimal costs (including relatively minor legal, accounting and administrative costs).

  The surviving fund that would result from the Reorganization would have a larger asset base than either Fund has currently. Based on data presented by FAM, the Board of each Fund believes that administrative expenses for a larger combined fund would be less than the aggregate expenses for the individual Funds, resulting in a lower expense ratio for common stockholders of the combined fund and higher earnings per common share. In particular, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses will be spread across a larger asset base, thereby lowering the expense ratio for the combined fund. To illustrate the potential economies of scale, for the three months ended April 30, 1997, the total annualized operating expense ratio for Insured was 0.75%, based on average net assets of approximately $450.4 million including proceeds from the issuance of AMPS, and 1.00%, based on average net assets of approximately $306.4 million excluding proceeds from the issuance of AMPS. For the six months ended April 30, 1997, the total annualized operating expense ratio for Taurus was 0.81%, based on average net assets of approximately $110.2 million including proceeds from the issuance of AMPS, and 1.11%, based on average net assets of approximately $80.2 million excluding proceeds from the issuance of AMPS. If the Reorganization had taken place on April 30, 1997, the overall operating expense ratio for the combined fund on a pro forma basis would have been 0.66%, based on average net assets of approximately $560.5 million including proceeds from the issuance of AMPS, and 0.96%, based on average net assets of approximately $386.5 million excluding proceeds from the issuance of AMPS.

  Management projections estimate that Insured will have net assets in excess of $556 million upon completion of the Reorganization. A larger asset base should provide benefits in portfolio management. After the Reorganization, Insured should be able to purchase large amounts of Municipal Bonds at more favorable prices than either of the Funds separately and, with this greater purchasing power, request improvements in the terms of the Municipal Bonds (e.g., added indenture provisions covering call protection, sinking funds and audits for the benefit of large holders) prior to purchase.

  Based on the foregoing, the Boards concluded that the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above.

  In approving the Reorganization, the Board of Directors of each Fund determined that, with respect to net asset value and liquidation preference, the interests of existing stockholders of the Fund would not be diluted as a result of the Reorganization. Although the Reorganization is expected to result in a reduction in net asset value per share of the combined fund after the Reorganization of approximately $.01 as a result of the estimated costs of the Reorganization, management of each Fund advised its Board that it expects that such costs would be recovered within 12 months after the Exchange Date due to a decrease in the operating expense ratio.

  It is not anticipated that the Reorganization directly would benefit the holders of shares of Insured AMPS or Taurus AMPS; however, the Reorganization will not adversely affect the holders of shares of AMPS of either Fund and the expenses of the Reorganization will not be borne by the holders of shares of AMPS of either Fund.

SURRENDER AND EXCHANGE OF TAURUS STOCK CERTIFICATES

  After the Exchange Date, each holder of an outstanding certificate or certificates formerly representing shares of Taurus Common Stock or Taurus AMPS, as the case may be, will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of shares of Insured Common Stock or Insured Series D AMPS distributable with respect to such holder's shares of Taurus Common Stock or Taurus AMPS, together with cash in lieu of any fractional shares. Promptly after the Exchange Date, the transfer agent for the Insured Common Stock or the Insured Series D AMPS as the case may be, will mail to each holder of certificates formerly representing shares of Taurus Common Stock or Taurus AMPS, as the case may be, a letter of transmittal for use in surrendering his or her certificates for certificates representing shares of Insured Common Stock or Insured Series D AMPS, as the case may be, and cash in lieu of any fractional shares.

  PLEASE DO NOT SEND IN ANY STOCK CERTIFICATES AT THIS TIME. UPON CONSUMMATION OF THE REORGANIZATION, HOLDERS OF TAURUS COMMON STOCK AND TAURUS AMPS WILL BE FURNISHED WITH INSTRUCTIONS FOR EXCHANGING THEIR TAURUS STOCK CERTIFICATES FOR INSURED STOCK CERTIFICATES AND, IF APPLICABLE, CASH IN LIEU OF FRACTIONAL SHARES.

  From and after the Exchange Date, certificates formerly representing shares of Taurus Common Stock or Taurus AMPS, as the case may be, will be deemed for all purposes to evidence ownership of the number of full shares of Insured Common Stock or Insured Series D AMPS distributable with respect to such shares of Taurus in the Reorganization, provided that, until such Taurus stock certificates have been so surrendered, no dividends payable to the holders of record of Insured Common Stock or Insured Series D AMPS, as the case may be, as of any date subsequent to the Exchange Date will be paid to the holders of such outstanding Taurus stock certificates. Dividends payable to holders of record of shares of Insured Common Stock or Insured Series D AMPS, as the case may be, as of any date after the Exchange Date and prior to the exchange of certificates by any Taurus stockholder will be paid to such stockholder, without interest, at the time such stockholder surrenders his or her Taurus stock certificates for exchange.

  From and after the Exchange Date, there will be no transfers on the stock transfer books of Taurus. If, after the Exchange Date, certificates representing shares of Taurus Common Stock or Taurus AMPS are presented to Insured, they will be canceled and exchanged for certificates representing Insured Common Stock or Insured Series D AMPS, as the case may be, and cash in lieu of fractional shares, if any, distributable with respect to such Taurus Common Stock or Taurus AMPS in the Reorganization.

TAX CONSEQUENCES OF THE REORGANIZATION

  General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under
Section 368(a)(1)(C) of the Code. Insured and Taurus each has elected and qualified for the special tax treatment afforded RICs under the Code, and Insured intends to continue to so qualify after the Reorganization. Insured and Taurus have jointly requested a private letter ruling from the IRS that for Federal income tax purposes: (i) the Reorganization, as described, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Insured and Taurus will each be deemed a "party" to a Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Taurus as a result of the Reorganization or on the distribution of Insured Common Stock and Insured Series D AMPS to Taurus stockholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to Insured as a result of the Reorganization; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Taurus on the receipt of Insured Common Stock and Insured Series D AMPS in exchange for their corresponding Taurus Common Stock and Taurus AMPS (except to the extent that Taurus Common Stockholders receive cash representing an interest in fractional shares of Insured in the Reorganization); (v) in accordance with Section 362(b) of the Code, the tax basis of the Taurus assets in the hands of Insured will be the same as the tax basis of such assets in the hands of Taurus immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Insured Common Stock and Insured Series D AMPS received by the stockholders of Taurus in the Reorganization will be equal, in the aggregate, to the tax basis of the Taurus Common Stock and Taurus AMPS surrendered in exchange; (vii) in accordance with
Section 1223 of the Code, a stockholder's holding period for the Insured Common Stock and Insured Series D AMPS will be determined by including the period for which such stockholder held the Taurus Common Stock or Taurus AMPS exchanged therefor, provided, that such Taurus shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Insured's holding period with respect to the Taurus assets transferred will include the period for which such assets were held by Taurus; (ix) the payment of cash to Taurus stockholders in lieu of fractional shares of Insured will be treated as though the fractional shares were distributed as part of the Reorganization and then redeemed, with the result that such Taurus stockholders will have short- or long-term capital gain or loss to the extent that the cash distribution differs from the basis allocable to the Insured fractional shares; and (x) the taxable year of Taurus will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, Insured will succeed to and take into account certain tax attributes of Taurus, such as earnings and profits, capital loss carryovers and method of accounting.

  As noted in the discussion under "The Reorganization--Comparison of the Funds--Tax Rules Applicable to Insured, Taurus and Their Stockholders," a Fund must distribute annually at least 90% of its net taxable and tax-exempt income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. In the opinion of Brown & Wood LLP, the issuance of Insured Series D AMPS pursuant to the Reorganization in addition to the already existing Insured Series A AMPS, Series B AMPS, and Series C AMPS, will not cause distributions on any series of AMPS to be treated as preferential dividends ineligible for the dividends paid deduction. It is possible that the IRS may assert that, because there are several series of AMPS, distributions on such shares are preferential under the Code and therefore not eligible for the dividends paid deduction. If the IRS successfully disallowed the dividends paid deduction for dividends on the AMPS, Insured could lose the special tax treatment afforded RICs. In this case, dividends on the shares of AMPS would not be exempt from Federal income tax. Additionally, Insured would be subject to the alternative minimum tax.

  Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

  Status as a Regulated Investment Company. Both Insured and Taurus have elected and qualified since inception for taxation as RICs under Sections 851-855 of the Code, and after the Reorganization Insured intends to continue to so qualify.

CAPITALIZATION

  The following table sets forth as of April 30, 1997 (i) the capitalization of Insured, (ii) the capitalization of Taurus and (iii) the pro forma capitalization of Insured as adjusted to give effect to the Reorganization.

       PRO FORMA CAPITALIZATION OF INSURED, TAURUS AND THE COMBINED FUND
                       AS OF APRIL 30, 1997 (UNAUDITED)

                                                                  COMBINED
                                                                    FUND
                                                    PRO FORMA        AS
                           INSURED       TAURUS    ADJUSTMENT    ADJUSTED(A)
                         ------------ ------------ -----------  ------------
Net Assets:............. $447,616,946 $109,028,674 ($3,150,686) $553,494,934
  Net Assets
   Attributable to
   Common Stock......... $303,616,946 $ 79,028,674 ($3,150,686) $379,494,934
  Net Assets
   Attributable to AMPS. $144,000,000 $ 30,000,000         --   $174,000,000
Shares Outstanding:
  Common Stock..........   21,195,037    6,714,921         --     26,642,086(b)
  AMPS
    Series A............        2,800        1,200         --          2,800
    Series B............        1,960          --          --          1,960
    Series C............        1,000          --          --          1,000
    Series D............          --           --          --          1,200(b)
Net Asset Value Per
 Share:
  Common Stock..........       $14.32       $11.77         --         $14.24(c)
  AMPS..................      $25,000      $25,000         --        $25,000

--------
(a) The adjusted balances are presented as if the Reorganization had been consummated on April 30, 1997 and are for informational purposes only. Assumes distributions of undistributed net investment income, undistributed capital gains and accrual of estimated Reorganization expenses of $200,000. No assurance can be given as to how many shares of Insured Common Stock that Taurus stockholders will receive on the Exchange Date, and the foregoing should not be relied upon to reflect the number of shares of Insured Common Stock that actually will be received on or after such date.

(b) Assumes the issuance of 5,447,049 shares of Insured Common Stock and a newly-created series of AMPS consisting of 1,200 shares in exchange for the net assets of Taurus. The number of shares of Common Stock issued was based on the net asset value of each Fund, net of distributions on April 30, 1997.

(c) Net Asset Value Per Share of Common Stock after Reorganization-related expenses and distribution of undistributed net investment income and undistributed capital gains.

                             ELECTION OF DIRECTORS

  At the Insured Annual Meeting, the Board of Directors for Insured will be elected to serve until the next annual meeting of stockholders of Insured and until their successors are elected and qualified. If the stockholders of both Insured and Taurus approve the Reorganization, then the Board of Directors of Insured elected at the Insured Annual Meeting will serve as the Board of the combined fund, until its next annual meeting of stockholders. If the stockholders of either Insured or Taurus vote against the Reorganization, then the Board of Directors of Insured elected at the Insured Annual Meeting will continue to serve until the next annual meeting of stockholders of Insured and the Board of Directors of Taurus elected at Taurus' annual meeting held on June 19, 1997 will continue to serve until the next annual meeting of stockholders of Taurus. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

  With respect to the proxies of Insured stockholders:

    (1) All proxies of the holders of shares of Insured AMPS, voting separately as a class, will be voted in favor of the two persons designated as Directors to be elected by the holders of shares of Insured AMPS; and

    (2) All proxies of the holders of shares of Insured Common Stock and Insured AMPS, voting together as a single class, will be voted in favor of the four persons designated as Directors to be elected by the holders of Insured Common Stock and Insured AMPS.

  The Board of Directors of Insured knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

  Certain information concerning the nominees for the Board of Directors of Insured, including their designated classes, is set forth below.

    TO BE ELECTED BY HOLDERS OF INSURED AMPS, VOTING SEPARATELY AS A CLASS

                                                                      SHARES BENEFICIALLY
                                                                         OWNED ON THE
                                    PRINCIPAL OCCUPATIONS                 RECORD DATE
           NAME AND                        DURING                     --------------------
          ADDRESS OF               THE PAST FIVE YEARS AND   DIRECTOR   COMMON
            NOMINEE           AGE  PUBLIC DIRECTORSHIPS(1)    SINCE     STOCK      AMPS
          ----------          ---  -----------------------   -------- ---------- ---------
 Joseph L. May (1)(2).......   68 Attorney in private          1992        0         0
  424 Church Street, Suite        practice since 1984;
  2000 Nashville, TN 37219        President, May and Ath-
                                  ens Hosiery Mills Divi-
                                  sion, Wayne-Gossard Cor-
                                  poration from 1954 to
                                  1983; Vice President,
                                  Wayne-Gossard Corpora-
                                  tion from 1972 to 1983;
                                  Chairman, The May Corpo-
                                  ration (personal holding
                                  company) from 1972 to
                                  1983; Director, Signal
                                  Apparel Co. from 1972 to
                                  1989.
 Andre F. Perold(1)(2)......   45 Professor, Harvard Busi-     1992        0         0
  Morgan Hall                     ness School since 1989
  Soldiers Field                  and Associate Professor
  Boston, Massachusetts           from 1983 to 1989;
  02163                           Trustee, The Common Fund
                                  since 1989; Director,
                                  Quantec Limited since
                                  1991 and TIBCO from 1994
                                  to 1996.

                                                  (footnotes on following page)

   TO BE ELECTED BY HOLDERS OF INSURED AMPS AND INSURED COMMON STOCK, VOTING
                           TOGETHER AS A SINGLE CLASS

                                                                      SHARES BENEFICIALLY
                                                                         OWNED ON THE
                                    PRINCIPAL OCCUPATIONS                 RECORD DATE
           NAME AND                        DURING                     --------------------
          ADDRESS OF               THE PAST FIVE YEARS AND   DIRECTOR   COMMON
            NOMINEE           AGE  PUBLIC DIRECTORSHIPS(1)    SINCE     STOCK       AMPS
          ----------          ---  -----------------------   -------- ----------  --------
 James H. Bodurtha(1)(2)....   53 Director and Executive       1995        0          0
  36 Popponesset Road             Vice President, The
  Cotuit, Massachusetts           China Business Group,
  02635                           Inc. since 1996; Chair-
                                  man and Chief Executive
                                  Officer, China Enter-
                                  prise Management Corpo-
                                  ration from 1993 to
                                  1996; Chairman,
                                  Berkshire Corporation
                                  since 1980; Partner,
                                  Squire, Sanders &
                                  Dempsey from 1980 to
                                  1993.
 Herbert I. London (1)(2)...   58 Dean, Gallatin Division      1992        0          0
  113-115 University Place        of New York University
  New York, New York 10003        from 1976 to 1993 and
                                  Director from 1975 to
                                  1976; John M. Olin Pro-
                                  fessor of Humanities,
                                  New York University
                                  since 1993 and Professor
                                  thereof since 1980; Dis-
                                  tinguished Fellow, Her-
                                  man Kahn Chair, Hudson
                                  Institute from 1984 to
                                  1985; Trustee, Hudson
                                  Institute since 1980 and
                                  President in 1997; Over-
                                  seer, Center for Naval
                                  Analyses; Director, Da-
                                  mon Corporation from
                                  1991 to 1995; Limited
                                  Partner, Hypertech LP in
                                  1996.
 Robert R. Martin(1)(2).....   70 Chairman and Chief Exec-     1994        0          0
  513 Grand Hill                  utive Officer, Kinnard
  St. Paul, Minnesota 55102       Investments, Inc. from
                                  1990 to 1993, Executive
                                  Vice President, Dain
                                  Bosworth from 1974 to
                                  1989; Director, Carnegie
                                  Capital Management from
                                  1977 to 1985 and Chair-
                                  man thereof in 1979; Di-
                                  rector, Securities In-
                                  dustry Association from
                                  1981 to 1982 and Public
                                  Securities Association
                                  from 1979 to 1980;
                                  Chairman of the Board,
                                  WTC Industries, Inc. in
                                  1994; Trustee, Northland
                                  College since 1992.
 Arthur Zeikel(1)(3)........   65 President of FAM since       1992        4,600      0
  800 Scudders Mill Road          1977; President of MLAM
  Plainsboro, New Jersey          since 1977; President
  08536                           and Director of Prince-
                                  ton Services, Inc. since
                                  1993; Executive Vice
                                  President of ML & Co.
                                  since 1990; Director of
                                  MLFD since 1977.

--------
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Compensation of Directors" below.
(2) Member of the Audit Committee of the Board of Directors.
(3) Interested person, as defined in the Investment Company Act, of the Fund.

COMMITTEE AND BOARD MEETINGS

  The Board of Directors of Insured has a standing Audit Committee, which consists of the Directors who are not "interested persons," as defined in the Investment Company Act, of the Fund. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by Insured's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. Insured's Board of Directors does not have a nominating committee. During the fiscal year ended October 31, 1996, the Board of Directors and the Audit Committee of Insured held four quarterly meetings. All of the Directors of Insured then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all of the committees of the Board on which they served during such period.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), requires each Fund's officers, Directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission and the NYSE. Officers, Directors and greater than ten percent stockholders are required by Commission regulations to furnish the Fund with copies of all Forms 3, 4 and 5 that they file.

  Based solely on each Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Securities Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that Patrick D. Sweeney inadvertently failed to file a timely report on Form 3 to disclose his appointment as an officer of Taurus and Roberto Roffo inadvertently failed to file a timely report on Form 3 to disclose his appointment as an officer of Insured.

INTERESTED PERSONS

  Each Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act as a result of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of each Fund, the President of FAM and the President of MLAM.

COMPENSATION OF DIRECTORS

  FAM, the investment adviser for Insured and Taurus, pays all compensation of all officers of each Fund and all Directors of each Fund who are affiliated with ML & Co. or its subsidiaries. Insured pays each non-affiliated Director a fee of $2,500 per year plus $250 per regular meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. Insured also pays each member of its Audit Committee, which consists of all of the non-affiliated Directors, a fee of $500 per year plus $125 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at meetings. These fees and expenses for the fiscal year ended October 31, 1996 aggregated $22,928 for Insured.

  The following table sets forth, for the fiscal year ended October 31, 1996, compensation paid by Insured to the non-affiliated Directors, and for the calendar year ended December 31, 1996, the aggregate compensation paid by all FAM/MLAM Advised Funds, to the non-affiliated Directors.

                                                                   AGGREGATE
                                                                 COMPENSATION
                                               PENSION OR      FROM INSURED AND
                                           RETIREMENT BENEFITS FAM/MLAM ADVISED
                              COMPENSATION ACCRUED AS PART OF        FUNDS
      NAME OF DIRECTOR        FROM INSURED    FUND EXPENSES    PAID TO DIRECTORS
      ----------------        ------------ ------------------- -----------------
James H. Bodurtha(1).........    $4,500           None             $148,500
Herbert I. London(1).........    $4,500           None             $148,500
Robert R. Martin(1)..........    $4,500           None             $148,500
Joseph L. May(1).............    $4,500           None             $148,500
Andre F. Perold(1)...........    $4,500           None             $148,500

--------
(1) The Directors serve on the boards of FAM/MLAM Advised Funds as follows:
    Mr. Bodurtha (22 registered investment companies consisting of 46 portfolios); Mr. London (22 registered investment companies consisting of 46 portfolios); Mr. Martin (22 registered investment companies consisting of 46 portfolios); Mr. May (22 registered investment companies consisting of 46 portfolios); and Mr. Perold (22 registered investment companies consisting of 46 portfolios). For purposes of this table, each series of a series investment company is treated as a separate fund.

OFFICERS OF THE FUNDS

  The Boards of Directors of Insured and Taurus have elected the following officers of each Fund. The principal business address of each officer is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. The following sets forth information concerning each of these officers:

                                                                 OFFICER SINCE
                                                                 --------------
  NAME AND PRINCIPAL OCCUPATION     OFFICE*                  AGE INSURED TAURUS
  -----------------------------     -------                  --- ------- ------
Arthur Zeikel.....................  President                65   1992    1989
 President of FAM since 1977;
 President of MLAM since 1977;
 President and Director of
 Princeton Services since 1993;
 Executive Vice President of ML &
 Co. since 1990; Director of MLFD
 since 1977.
Terry K. Glenn....................  Executive Vice President 56   1992    1989
 Executive Vice President of FAM
 and of MLAM since 1983; Executive
 Vice President and Director of
 Princeton Services since 1993;
 President of MLFD since 1986 and
 Director thereof since 1991;
 President of Princeton
 Administrators, L.P. since 1988.
Vincent R. Giordano...............  Senior Vice President    52   1992    1989
 Senior Vice President of FAM and
 of MLAM since 1984; Senior Vice
 President of Princeton Services
 since 1993.
Kenneth A. Jacob..................  Vice President           46   1992    1989
 First Vice President of MLAM
 since 1997; Vice President of
 MLAM from 1984 to 1997; Vice
 President of FAM since 1984.
Roberto W. Roffo..................  Vice President and       31   1996    1996
 Vice President of MLAM and of FAM  Portfolio Manager
 since 1996 and Portfolio Manager
 thereof since 1992.
Donald C. Burke...................  Vice President           37   1993    1993
 First Vice President of MLAM
 since 1997; Vice President of
 MLAM from 1990 to 1997; Director
 of Taxation of MLAM since 1990.
Gerald M. Richard.................  Treasurer                48   1992    1989
 Senior Vice President and
 Treasurer of FAM and of MLAM
 since 1984; Senior Vice President
 and Treasurer of Princeton
 Services since 1993; Treasurer of
 MLFD since 1981 and Vice
 President thereof since 1984.
Patrick D. Sweeney................  Secretary of Taurus      43    --     1997
 First Vice President of MLAM
 since 1997;
 Vice President of MLAM from 1990
 to 1997.
Philip M. Mandel..................  Secretary of Insured     50   1997    --
 First Vice President of MLAM
 since 1997; Vice President of FAM
 since 1997; Assistant General
 Counsel of Merrill Lynch, Pierce,
 Fenner & Smith Incorporated from
 1989 to 1997.

--------
* Unless otherwise indicated, such officers hold this position in both Funds.

                       SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors of Insured, including a majority of the Directors who are not "interested persons," as defined in the Investment Company Act, of the Fund, has selected the firm of Ernst & Young LLP ("E & Y") as independent auditors, to audit the financial statements of Insured for the current fiscal year ending October 31, 1997.

  Insured knows of no direct or indirect financial interest of such firm in Insured. Such appointment is subject to ratification or rejection by the stockholders of Insured. If the stockholders of both Insured and Taurus approve the Reorganization, then the independent auditors selected at the Insured Annual Meeting for Insured will serve as the independent auditors of the combined fund until its next annual meeting of stockholders. If the stockholders of either Insured or Taurus vote against the Reorganization, then the independent auditors of Insured selected at the Insured Annual Meeting will continue to serve until the next annual meeting of stockholders of Insured, and the independent auditors of Taurus selected at the Taurus annual meeting held on June 19, 1997 will continue to serve until the next annual meeting of stockholders of Taurus. Unless a contrary specification is made, the accompanying proxy for Insured stockholders will be voted in favor of ratification of the selection of such auditors.

  E & Y also acts as independent auditors for a number of other investment companies for which FAM or MLAM acts as investment adviser, including Taurus. The fees received by E & Y from these other entities are substantially greater, in the aggregate, than the total fees received by it from Taurus or expected to be received from Insured. The Board of Directors of Insured considered the fact that E & Y has been retained as the independent auditors of the other entities described above in its evaluation of the independence of E & Y with respect to Insured.

  Deloitte & Touche LLP ("D & T") served as Insured's independent auditors from the commencement of Insured's operations through the fiscal year ended October 31, 1996. In January 1997, Insured acquired all of the assets and assumed all of the liabilities of MuniVest New York Insured Fund, Inc. and of MuniYield New York Insured Fund III, Inc. in consideration for the issuance to such funds of shares of Insured's Common Stock and two newly-created series of Auction Market Preferred Stock. In connection with this transaction, the Board of Directors determined to retain E & Y, the independent auditors for the two acquired funds, as independent auditors for Insured for the fiscal year ending October 31, 1997. The report of D & T on Insured's financial statements did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. This change in accountants was recommended by the Audit Committee of the Board of Directors. During Insured's two most recently completed fiscal years and for the period subsequent to the dismissal of D & T, there were no disagreements with D & T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

  Representatives of E & Y are expected to be present at the Meetings and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                      INFORMATION CONCERNING THE MEETINGS

DATE, TIME AND PLACE OF MEETINGS

  The Meetings will be held on October 20, 1997 at the offices of MLAM, 800 Scudders Mill Road, Plainsboro, New Jersey at 10:00 a.m., New York time (for Insured) and 10:30 a.m., New York time (for Taurus).

SOLICITATION, REVOCATION AND USE OF PROXIES

  A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Insured or Taurus, as the case may be. Although mere attendance at the Meetings will not revoke a proxy, a stockholder present at the Meetings may withdraw his proxy and vote in person.

  All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, (i) all proxies will be voted "FOR" the approval of the Agreement and Plan of Reorganization,
(ii) for the stockholders of Insured only, all proxies submitted by Insured stockholders will be voted "FOR" the election of Directors of Insured and "FOR" the ratification of the selection of Ernst & Young LLP as independent accountants of Insured.

  It is not anticipated that any matters other than (i) the adoption of the Agreement and Plan of Reorganization, (ii) the election of Directors of Insured and (iii) the ratification of the selection of Ernst & Young LLP as independent auditors for Insured will be brought before the Meetings. If, however, any other business properly is brought before the Meetings, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

RECORD DATE AND OUTSTANDING SHARES

  Only holders of record of shares of Insured Common Stock, Insured AMPS, Taurus Common Stock and Taurus AMPS at the close of business on the Record Date are entitled to vote at the Meetings or any adjournment thereof. At the close of business on the Record Date, there were 21,195,037 shares of Insured Common Stock, 5,760 shares of Insured AMPS, 6,714,921 shares of Taurus Common Stock and 1,200 shares of Taurus AMPS issued and outstanding and entitled to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF INSURED AND TAURUS

  To the knowledge of Insured and Taurus, at the date hereof, no person or entity owns beneficially 5% or more of the shares of any of the Insured Common Stock, the Insured AMPS, the Taurus Common Stock or the Taurus AMPS.

  On the Record Date, the Directors and officers of Insured as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of Insured Common Stock or Insured AMPS.

  On the Record Date, the Directors and officers of Taurus as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of Taurus Common Stock or Taurus AMPS.

  On the Record Date, Mr. Zeikel, a Director and officer of each of the Funds, and the other Directors and officers of each Fund, owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML & Co.

VOTING RIGHTS AND REQUIRED VOTE

  For purposes of this Proxy Statement and Prospectus, each share of Insured Common Stock, Insured AMPS, Taurus Common Stock and Taurus AMPS is entitled to one vote. Approval of the Agreement and Plan of Reorganization requires the affirmative vote of stockholders representing a majority of the outstanding shares of Insured Common Stock and Insured AMPS, voting together as a single class, and of the Insured AMPS, voting separately as a class, as well as the affirmative vote of stockholders representing a majority of the outstanding shares of Taurus Common Stock and Taurus AMPS, voting together as a single class, and of the Taurus AMPS, voting separately as a class.

  Under Maryland law, stockholders of a registered investment company whose shares are traded publicly on a national securities exchange, such as Taurus, are not entitled to demand the fair value of their shares upon a transfer of assets; therefore, the Taurus Common Stockholders will be bound by the terms of the Reorganization, if approved at the Meetings. However, any Common Stockholder of Taurus may sell his or her shares of

Common Stock at any time on the NYSE. Conversely, since the Taurus AMPS are not traded publicly on a national securities exchange, shareholders of Taurus AMPS will be entitled to appraisal rights upon the consummation of the Reorganization. As stockholders of the corporation acquiring the assets of Taurus, neither holders of Insured Common Stock nor holders of Insured AMPS are entitled to appraisal rights under Maryland law.

  Under Maryland law, a holder of Taurus AMPS desiring to receive payment of the fair value of his or her stock (an "objecting stockholder") (i) must file with Taurus a written objection to the Reorganization at or before the Meeting, (ii) must not vote in favor of the Reorganization and (iii) must make written demand on Insured for payment of his or her stock stating the number and class of shares for which he or she demands payment, within 20 days after the Maryland Department of Assessments and Taxation accepts for filing the Articles of Transfer with respect to the Reorganization (Insured is required promptly to give written notice to all objecting stockholders of the date that the Articles of Transfer are accepted for record). An objecting stockholder who fails to adhere to this procedure will be bound by the terms of the Reorganization. An objecting stockholder ceases to have any rights of a stockholder except the right to receive fair value for his or her shares and has no right to receive any dividends or distributions payable to such holders on a record date after the close of business on the date on which fair value is to be determined, which, for these purposes will be the date of the Meetings. A demand for payment of fair market value may not be withdrawn, except upon the consent of Insured. Within 50 days after the Articles of Transfer have been accepted for filing, an objecting stockholder who has not received payment for his or her shares may petition a court located in Baltimore, Maryland for an appraisal to determine the fair market value of his or her stock.

  For purposes of each Meeting, a quorum consists of a majority of the shares entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for each Meeting, a quorum of the applicable Fund's stockholders is not present or if a quorum is present but sufficient votes in favor of the Agreement and Plan of Reorganization are not received from the stockholders of the applicable Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of the applicable Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the applicable Fund's stockholders.

  With respect to the election of Directors of Insured, holders of shares of Insured AMPS are entitled to elect two Directors of Insured and holders of shares of Insured Common Stock and Insured AMPS, voting together as a single class, are entitled to elect the remaining Directors of Insured. Assuming a quorum is present, (x) election of the two Directors of Insured, to be elected by the holders of shares of Insured AMPS, voting separately as a class, will require the affirmative vote of a majority of the votes cast by the holders of Insured AMPS, represented at the Insured Annual Meeting and entitled to vote; and (y) election of the remaining Directors of Insured will require the affirmative vote of a majority of the votes cast by the holders of Insured Common Stock and Insured AMPS, represented at the Insured Annual Meeting and entitled to vote, voting together as a single class.

  Approval of the ratification of the selection of E&Y as the independent auditors of Insured will require the affirmative vote of a majority of the votes cast by the holders of Insured Common Stock and Insured AMPS represented at the Insured Annual Meeting and entitled to vote, voting together as a single class.

                            ADDITIONAL INFORMATION

  The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by Insured, the surviving fund after the Reorganization, so as to be borne equally and exclusively on a per share basis by the holders of Insured Common Stock and Taurus Common Stock.

  Insured and Taurus likewise will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Insured and Taurus and certain persons that Insured or Taurus may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of capital stock of Insured or Taurus.

  In order to obtain the necessary quorum at the Meetings (i.e., a majority of the shares of each class of each Fund's securities entitled to vote at the Meetings, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. The Funds have retained Tritech Services, an affiliate of ML & Co., with offices at 4 Corporate Place, Piscataway, New Jersey to aid in the solicitation of proxies from holders of shares held in nominee or "street" name at a cost to be borne by Insured of approximately $7,000, plus out-of-pocket expenses.

  Broker-dealer firms, including Merrill Lynch, holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meetings. The Funds understand that, under the rules of the NYSE, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of the Board of Directors of Insured to serve for the ensuing year (proposal 2(a)) and the ratification of the selection of Ernst & Young LLP as independent auditors for Insured for the current fiscal year (proposal 2(b)) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. With respect to Insured Common Stock and Taurus Common Stock, broker-dealer firms, including Merrill Lynch, will not be permitted to grant voting authority without instructions with respect to the approval of the Agreement and Plan of Reorganization (proposal 1). Shares of Insured AMPS and Taurus AMPS held in "street name," however, may be voted, pursuant to rules of the NYSE, by broker-dealer firms, including Merrill Lynch, with respect to the approval of the Agreement and Plan of Reorganization (proposal 1) and counted for purposes of establishing a quorum if no instructions are received one business day before the Meetings, or, if adjourned, one business day before the day to which the Meetings are adjourned. In such instances, the broker-dealer firm will vote these shares on proposal 1 in the same proportion as the votes cast by all holders of AMPS of the relevant Fund who have voted on proposal 1. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of each Fund exists. Proxies that are returned to a Fund but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of determining a quorum. Merrill Lynch has advised the Funds that it intends to exercise discretion over shares held in its name for which no instructions have been received by voting such shares on proposal 1 (in the case of AMPS only), and on proposals 2(a) and 2(b) (in the case of Insured Common Stock and Insured AMPS) in the same proportion as it has voted such shares for which it has received instructions. However, abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes will not have an effect on the vote on proposals 2(a) and 2(b); however, abstentions and broker non-votes will have the same effect as a vote against proposal 1.

  This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statement and the exhibits relating thereto which Insured has filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

  Insured and Taurus both are subject to the informational requirements of the Securities Exchange Act, and in accordance therewith file reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by Insured and Taurus can be inspected and copied at the public reference facilities of the Commission in Washington, D.C. and at the New York Regional Office of the Commission at Seven World Trade Center, New York, New York 10048. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Funds that file electronically with the Commission.

                                   CUSTODIAN

  State Street Bank and Trust Company acts as the custodian for cash and securities of Insured and The Bank of New York acts as custodian for cash and securities of Taurus. The principal business address of State Street Bank and Trust Company in such capacity is One Heritage Drive, P2N, North Quincy, Massachusetts 02171. The principal business address of The Bank of New York in such capacity is 110 Washington Street, New York, New York 10286.

            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

  State Street Bank and Trust Company serves as the transfer agent, dividend disbursing agent and registrar with respect to the Insured Common Stock. The principal business address of State Street Bank and Trust Company in such capacity is One Heritage Drive, P2N, North Quincy, Massachusetts 02171. The Bank of New York serves as transfer agent, dividend disbursing agent and registrar with respect to the Taurus Common Stock. The principal business address of The Bank of New York in this capacity is 110 Washington Street, New York, New York 10268.

  IBJ Schroder Bank and Trust Company serves as the transfer agent, registrar and auction agent to Insured and Taurus, in connection with their respective AMPS, at the same rate for each Fund, pursuant to separate registrar, transfer agency and service agreements with each of the Funds. The principal business address of IBJ Schroder Bank and Trust Company is One State Street, New York, New York 10004.

                               LEGAL PROCEEDINGS

  There are no material legal proceedings to which Insured or Taurus is a party.

                                LEGAL OPINIONS

  Certain legal matters in connection with the Reorganization will be passed upon for Insured and Taurus by Brown & Wood LLP, New York, New York.

                                    EXPERTS

  The financial statements as of October 31, 1996 of Insured included in this Proxy Statement and Prospectus have been so included in reliance on the reports of Deloitte & Touche LLP, independent auditors, given on their authority as experts in auditing and accounting. As of January 24, 1997, Deloitte & Touche LLP were no longer the independent auditors of Insured. Ernst & Young LLP has been appointed independent auditors of Insured for the fiscal year ending October 31, 1997, subject to ratification by the shareholders at the Insured Annual Meeting. The principal business address of Deloitte & Touche LLP is 117 Campus Drive, Princeton, New Jersey 08540.

  The statement of assets, liabilities and capital of Taurus at October 31, 1996 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein included in this Proxy Statement and Prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The principal business address of Ernst & Young LLP is 202 Carnegie Center, Princeton, New Jersey 08543.

                             STOCKHOLDER PROPOSALS

  If a stockholder of Insured intends to present a proposal at the 1998 Annual Meeting of Stockholders of Insured, which is anticipated to be held in September 1998, and desires to have the proposal included in Insured's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of Insured by April 1, 1998.

                                          By Order of the Boards of Directors

                                          Philip M. Mandel
                                          Secretary of MuniYield
                                            New York Insured Fund II, Inc.

                                          Patrick D. Sweeney
                                          Secretary of Taurus
                                            MuniNewYork Holdings, Inc.

                         INDEX TO FINANCIAL STATEMENTS

                                                                           PAGE
                                                                           ----
Audited Financial Statements for MuniYield New York Insured Fund II, Inc.
 for the Fiscal Year Ended October 31, 1996..............................   F-2
Unaudited Financial Statements for MuniYield New York Insured Fund II,
 Inc. for the Six-Month Period Ended April 30, 1997......................  F-11
Audited Financial Statements for Taurus MuniNewYork Holdings, Inc. for
 the Fiscal Year Ended October 31, 1996..................................  F-23
Unaudited Financial Statements for Taurus MuniNewYork Holdings, Inc. for
 the Six-Month Period Ended April 30, 1997...............................  F-32
Unaudited Financial Statements for the Combined Fund on a Pro Forma
 Basis, as of April 30, 1997.............................................  F-40

 Audited Financial Statements for MuniYield New York Insured Fund II, Inc. for
                     the Fiscal Year Ended October 31, 1996

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS OF MUNIYIELD NEW YORK INSURED FUND II,
INC.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield New York Insured Fund II, Inc. as of October 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period June 26, 1992 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield New York Insured Fund II, Inc. as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 3, 1996

SCHEDULE OF INVESTMENTS                                                                                  (in Thousands)

S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                            Issue                                                       (Note 1a)

New York--98.5%
                          Battery Park City Authority, New York, Revenue Bonds:
AAA      Aaa  $  3,305      Junior Series A, 5.50% due 11/01/2026 (d)                                           $  3,197
AAA      Aaa     4,000      Refunding, Senior Series A, 5.25% due 11/01/2017 (c)                                   3,786

                          Metropolitan Transportation Authority, New York, Commuter Facilities Revenue
                          Bonds (c):
AAA      Aaa    11,500      Refunding, Series B, 6.25% due 7/01/2017                                              12,077
AAA      Aaa     8,650      Refunding, Series B, 6.25% due 7/01/2022                                               9,029
AAA      Aaa     1,400      Series A, 6.50% due 7/01/2024                                                          1,525

AAA      Aaa     5,000    Metropolitan Transportation Authority, New York, Transportation Facilities
                          Revenue Bonds, Series J, 6.50% due 7/01/2018 (b)                                         5,426

                          Monroe County, New York, GO, Public Improvement, UT (d):
AAA      Aaa     1,850      6.15% due 6/01/2016                                                                    1,939
AAA      Aaa     1,000      6.15% due 6/01/2017                                                                    1,040

AAA      Aaa     3,250    Nassau County, New York, GO, UT, Series P, 6.50% due 11/01/2010 (b)                      3,639

A1+      NR*     3,200    Nassau County, New York, IDA, Civic Facilities Revenue Bonds (Cold Spring
                          Harbor Laboratory Project), VRDN, 3.50% due 7/01/2019 (a)                                3,200

AAA      Aaa     1,100    New Rochelle, New York, GO, UT, Series B, 6.15% due 8/15/2018 (c)                        1,140

A1+      VMIG1++ 1,200    New York City, New York, Cultural Resource Trust Revenue Bonds (Soloman R.
                          Guggenheim), VRDN, Series B, 3.40% due 12/01/2015 (a)                                    1,200

                          New York City, New York, GO, UT:
BBB+     Baa1    5,000      Refunding, Series B, 6.375% due 8/15/2012                                              5,091
BBB+     Baa1   10,000      Series F, 6.625% due 2/15/2014                                                        10,365
AAA      Aaa     2,660      Series J, 6% due 2/15/2005 (c)                                                         2,833

                          New York City, New York, IDA, Civic Facilities Revenue Bonds:
A1+      NR*     1,200      (National Audobon Society), VRDN, 3.40% due 12/01/2014 (a)                             1,200
AAA      Aaa     5,000      (USTA National Tennis Center Project), 6.375% due 11/15/2014 (f)                       5,346

                          New York City, New York, Municipal Water Finance Authority, Water and Sewer
                          System Revenue Bonds:
AAA      Aaa     3,325      Refunding, Series A, 5.375% due 6/15/2026 (f)                                          3,185
AAA      Aaa     3,270      Series A, 7.25% due 6/15/2000 (c)(g)                                                   3,625
AAA      Aaa     1,760      Series A, 7% due 6/15/2001 (b)(g)                                                      1,960
AAA      Aaa     4,000      Series B, 5.50% due 6/15/2019 (c)                                                      3,879

                          New York State Dormitory Authority Revenue Bonds:
AAA      Aaa     1,000      (City University), Third Generation Reserves, Series 2, 6.875% due 7/01/2014 (c)       1,117
AAA      Aaa     1,050      (City University), Third Generation Reserves, Series 2, 6.25% due 7/01/2019 (c)        1,096
AAA      Aaa     3,000      (City University System), Third Resolution, Series 1, 6.25% due 7/01/2016 (d)          3,178
AAA      Aaa     3,640      (City University System), Third Resolution, Series 1, 6.25% due 7/01/2020 (d)          3,828
AAA      Aaa     6,290      (City University System), Third Resolution, Series 1, 6.30% due 7/01/2024 (d)          6,634
A1+      VMIG1++ 1,500      (Cornell University), VRDN, Series B, 3.40% due 7/01/2025 (a)                          1,500
AAA      Aaa     3,500      (Mount Sinai School of Medicine), Series A, 5% due 7/01/2021 (c)                       3,177
AAA      Aaa     6,000      (Mount Sinai School of Medicine), Series A, 5.15% due 7/01/2024 (c)                    5,670
AAA      Aaa     1,750      Refunding (Mount Sinai School of Medicine), 6.75% due 7/01/2009 (c)                    1,914
BBB+     Baa1    2,000      Refunding (State University Educational Facilities), Series B, 7% due 5/15/2016        2,140
AAA      Aaa     1,050      (Saint John's University), 6.875% due 7/01/2011 (d)                                    1,167

                          New York State Energy Research and Development Authority, Facilities Revenue
                          Bonds (Consolidated Edison Company Inc.), AMT, Series A:
AAA      Aaa     4,450      6.75% due 1/15/2027 (c)                                                                4,755
AAA      Aaa     3,785      6.75% due 1/15/2027 (d)                                                                4,028

SCHEDULE OF INVESTMENTS (concluded)                                                                      (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                            Issue                                                       (Note 1a)

New York (concluded)
AAA      Aaa  $ 10,000    New York State Energy Research and Development Authority, Gas Facilities Revenue
                          Bonds (Brooklyn Union Gas Company), AMT, Series A, 6.75% due 2/01/2024 (c)            $ 10,835

                          New York State Energy Research and Development Authority, PCR, AMT (c):
NR*      Aaa     4,000      (New York State Electric and Gas Corporation Project), Series A, 6.15%
                            due 7/01/2026                                                                          4,081
AAA      Aaa     3,600      Refunding (Rochester Gas and Electric Project), Series B, 6.50% due 5/15/2032          3,822

AAA      Aaa     1,325    New York State Environmental Facilities Corporation, Water Facilities Revenue
                          Bonds (New Rochelle Water Company Inc. Project), AMT, 6.40% due 12/01/2024 (d)           1,396

AAA      Aaa     1,000    New York State, HFA, Housing Mortgage Project Revenue Refunding Bonds, Series A,
                          6.125% due 11/01/2020 (f)                                                                1,021

                          New York State Local Government Assistance Corporation, VRDN (a):
A1+      VMIG1++ 5,500      Series F, 3.40% due 4/01/2025                                                          5,500
A1+      VMIG1++ 2,100      Series G, 3.40% due 4/01/2025                                                          2,100

                          New York State Medical Care Facilities Finance Agency Revenue Bonds:
AAA      Aaa     2,790      (Health Center Project--Second Mortgage), Series A, 6.375% due 11/15/2019 (d)          2,954
AAA      Aaa     2,330      (Mental Health), Series F, 6.50% due 8/15/2012 (f)                                     2,471
AAA      Aaa     6,250      (New York Hospital Mortgage), Series A, 6.80% due 8/15/2024 (d)(e)                     6,899
AAA      Aaa     8,500      (New York Hospital Mortgage), Series A, 6.50% due 8/15/2029 (d)(e)                     9,146
AAA      Aaa     5,200      Refunding (Hospital and Nursing Home), Series C, 6.375% due 8/15/2029 (c)              5,512

AAA      VMIG1++ 1,000    New York State Thruway Authority, General Revenue Bonds, VRDN, 3.55%
                          due 1/01/2024 (a)(b)                                                                     1,000

                          New York State Thruway Authority, Highway and Bridge Trust Fund:
AAA      Aaa     2,000      Series A, 6.25% due 4/01/2004 (c)                                                      2,187
AAA      Aaa     8,000      UT, Series B, 6.25% due 4/01/2012 (b)                                                  8,521
AAA      Aaa     2,365      UT, Series B, 6% due 4/01/2014 (b)                                                     2,433

AAA      Aaa     8,675    New York State Urban Development Corporation, Revenue Refunding Bonds
                          (Correctional Facilities), 5.375% due 1/01/2012 (c)                                      8,577

                          North Hempstead, New York, GO, Refunding, Series B, UT (b):
AAA      Aaa     1,745      6.40% due 4/01/2013                                                                    1,939
AAA      Aaa       555      6.40% due 4/01/2017                                                                      623

AA-      A1      5,000    Port Authority of New York and New Jersey, Consolidated Revenue Bonds, 72nd
                          Series, 7.35% due 10/01/2002 (g)                                                         5,743

                          Syracuse, New York, COP, Revenue Bonds (Syracuse Hancock International Airport),
                          AMT (b):
AAA      Aaa     3,650      6.625% due 1/01/2012                                                                   3,899
AAA      Aaa     3,120      6.50% due 1/01/2017                                                                    3,306

                          Triborough Bridge and Tunnel Authority, New York, Special Obligation Refunding
                          Bonds:
AAA      Aaa     6,575      6.25% due 1/01/2012 (d)                                                                6,914
AAA      Aaa     2,000      Series B, 6.875% due 1/01/2015 (c)                                                     2,191

Total Investments (Cost--$216,146)--98.5%                                                                        227,956

Other Assets Less Liabilities--1.5%                                                                                3,516
                                                                                                                --------
Net Assets--100.0%                                                                                              $231,472
                                                                                                                ========

[FN]
(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
(b)FGIC Insured.
(c)MBIA Insured.
(d)AMBAC Insured.
(e)FHA Insured.
(f)FSA Insured.
(g)Prerefunded.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte &Touche LLP.

See Notes to Financial Statements.

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1996
Assets:             Investments, at value (identified cost--$216,146,064) (Note 1a)                         $227,955,640
                    Cash                                                                                          80,980
                    Receivables:
                      Interest                                                             $  3,716,128
                      Securities sold                                                           100,000        3,816,128
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                       4,575
                    Prepaid expenses and other assets                                                             16,821
                                                                                                            ------------
                    Total assets                                                                             231,874,144
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                       304,722
                      Investment adviser (Note 2)                                                97,774          402,496
                                                                                           ------------     ------------
                    Total liabilities                                                                            402,496
                                                                                                            ------------


Net Assets:         Net assets                                                                              $231,471,648
                                                                                                            ============


Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (2,800 shares of AMPS*
                      issued and outstanding at $25,000 per share liquidation preference)                   $ 70,000,000
                      Common Stock, par value $.10 per share (11,114,832 shares
                      issued and outstanding)                                              $  1,111,483
                    Paid-in capital in excess of par                                        154,792,338
                    Undistributed investment income--net                                        823,736
                    Accumulated realized capital losses on investments--net (Note 5)         (7,065,485)
                    Unrealized appreciation on investments--net                              11,809,576
                                                                                           ------------
                    Total--Equivalent to $14.53 net asset value per share of Common
                    Stock (market price--$13.375)                                                            161,471,648
                                                                                                            ------------
                    Total capital                                                                           $231,471,648
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.

Statement of Operations

                                                                                                       For the Year Ended
                                                                                                        October 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                $ 13,235,408
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  1,156,506
                    Commission fees (Note 4)                                                    177,492
                    Professional fees                                                            76,623
                    Accounting services (Note 2)                                                 58,046
                    Transfer agent fees                                                          49,189
                    Printing and shareholder reports                                             37,036
                    Listing fees                                                                 24,635
                    Directors' fees and expenses                                                 22,928
                    Custodian fees                                                               12,143
                    Pricing fees                                                                  8,157
                    Amortization of organization expenses (Note 1e)                               6,948
                    Other                                                                        15,977
                                                                                           ------------
                    Total expenses                                                                             1,645,680
                                                                                                            ------------
                    Investment income--net                                                                    11,589,728
                                                                                                            ------------


Realized &          Realized loss on investments--net                                                         (1,623,682)
Unrealized Gain     Change in unrealized appreciation on investments--net                                        479,529
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $ 10,445,575
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                                For the Year Ended
                                                                                                   October 31,
Increase (Decrease) in Net Assets:                                                             1996            1995
Operations:         Investment income--net                                                 $ 11,589,728     $ 11,832,196
                    Realized loss on investments--net                                        (1,623,682)      (3,600,834)
                    Change in unrealized appreciation on investments--net                       479,529       20,296,119
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     10,445,575       28,527,481
                                                                                           ------------     ------------


Dividends to        Investment income--net:
Shareholders          Common Stock                                                           (9,071,415)      (9,302,093)
(Note 1f):            Preferred Stock                                                        (2,557,268)      (2,547,832)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                            (11,628,683)     (11,849,925)
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  (1,183,108)      16,677,556
                    Beginning of year                                                       232,654,755      215,977,199
                                                                                           ------------     ------------
                    End of year*                                                           $231,471,647     $232,654,755
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    823,736     $    862,691
                                                                                           ============     ============

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (concluded)

Financial Highlights
                                                                                                                  For the
                                                                                                                  Period
The following per share data and ratios have been derived                                                        June 26,
from information provided in the financial statements.                                                           1992++ to
                                                                        For the Year Ended October 31,           Oct. 31,
Increase (Decrease) in Net Asset Value:                                  1996       1995      1994      1993       1992
Per Share           Net asset value, beginning of period              $  14.63   $  13.13  $  15.89  $  13.43   $  14.18
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                1.04       1.07      1.07      1.11        .27
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.09)      1.50     (2.76)     2.46       (.66)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .95       2.57     (1.69)     3.57       (.39)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                              (.82)      (.84)     (.87)     (.91)      (.18)
                      Realized gain on investments--net                     --         --      (.01)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to
                    Common Stock shareholders                             (.82)      (.84)     (.88)     (.91)      (.18)
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from issuance
                    of Common Stock                                         --         --        --        --       (.03)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred Stock
                      shareholders:
                        Investment income--net                            (.23)      (.23)     (.19)     (.20)      (.02)
                        Realized gain on investments--net                   --         --      (.00)+++++  --         --
                      Capital charge resulting from issuance of
                      Preferred Stock                                       --         --        --        --       (.13)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.23)      (.23)     (.19)     (.20)      (.15)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  14.53   $  14.63  $  13.13  $  15.89   $  13.43
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $ 13.375   $  13.25  $  11.00  $  15.25   $  13.75
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                      7.28%     28.61%   (22.96%)   17.90%     (7.17%)+++
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   5.55%     18.96%   (11.75%)   25.77%     (4.09%)+++
                                                                      ========   ========  ========  ========   ========


Ratios to Average   Expenses, net of reimbursement                        .71%       .74%      .74%      .62%       .13%*
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Expenses                                              .71%       .74%      .74%      .70%       .68%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.00%      5.27%     5.09%     5.25%      5.05%*
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, net of Preferred Stock, end of
Data:               period(in thousands)                              $161,472   $162,655  $145,977  $176,595   $146,633
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $ 70,000   $ 70,000  $ 70,000  $ 70,000   $ 70,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                 118.28%    110.76%    36.79%     3.33%     19.40%
                                                                      ========   ========  ========  ========   ========


Leverage:           Asset coverage per $1,000                         $  3,307   $  3,324  $  3,085  $  3,523   $  3,095
                                                                      ========   ========  ========  ========   ========


Dividends           Investment income--net                            $    913   $    910  $    759  $    809   $     92
Per Share                                                             ========   ========  ========  ========   ========
On Preferred Stock
Outstanding:++++++

[FN]
    ++Commencement of Operations.
  ++++The Fund's Preferred Stock was issued on September 16, 1992. ++++++Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
   +++Aggregate total investment return.
 +++++Amount is less than $.01 per share.
     *Annualized.
    **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
   ***Do not reflect the effect of dividends to Preferred Stock shareholders.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield New York Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.



NOTES TO FINANCIAL STATEMENTS (concluded)


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $254,676,996 and $259,702,221, respectively.

Net realized and unrealized gains (losses) as of October 31, 1996 were as follows:


                                    Realized      Unrealized
                                      Losses        Gains

Long-term investments             $  (665,388)   $11,809,576
Financial futures contracts          (958,294)            --
                                  -----------    -----------
Total                             $(1,623,682)   $11,809,576
                                  ===========    ===========


As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $11,809,576, all of which related to appreciated securities. The aggregate cost of investments at October 31, 1996 for Federal income tax purposes was $216,146,064.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
For the year ended October 31, 1996, shares issued and outstanding remained constant at 11,114,832. At October 31, 1996, total paid-in capital amounted to $155,903,821.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1996 was 3.25%.

As of October 31, 1996, there were 2,800 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1996, MLPF&S, an affiliate of FAM, earned $107,426 as commissions.


5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a net capital loss carryforward of approximately $4,728,000, of which $1,841,000 expires in 2002, $1,775,000 expires in 2003 and $1,112,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.


6. Reorganization Plan:
On June 21, 1996, the Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund would acquire substantially all of the assets and liabilities of MuniYield New York Insured Fund III, Inc. and MuniVest New York Insured Fund, Inc. in exchange for newly issued shares of the Fund. MuniYield New York Insured Fund III, Inc. and MuniVest New York Insured Fund, Inc. are registered, non-diversified, closed-end management investment companies. All three entities have a similar investment objective and are managed by FAM.


7. Subsequent Event:
On November 8, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.069314 per share, payable on November 27, 1996 to shareholders of record as of November 18, 1996.

Unaudited Financial Statements for MuniYield New York Insured Fund II, Inc. for
                   the Six-Month Period Ended April 30, 1997


MuniYield New York Insured Fund II, Inc.                                                                           April 30, 1997

SCHEDULE OF INVESTMENTS                                                                                            (in Thousands)

S&P     Moody's     Face                                                                                                    Value
Ratings Ratings    Amount                                                Issue                                          (Note 1a)

New York -- 98.6%

AAA    Aaa          $4,000   Albany County, New York, Airport Authority, Airport Revenue Bonds, RITR, AMT,
                             Series RI-97-7, 7.17% due 12/15/2023 (f)(h)                                                   $4,050
AAA    Aaa           1,020   Buffalo, New York, GO, UT, Series B, 5.375% due 2/01/2014 (d)                                    983
                             Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds (c):
AAA    Aaa           2,990   Refunding, Series A, 6.125% due 7/01/2012                                                      3,087
AAA    Aaa          11,500   Refunding, Series B, 6.25% due 7/01/2017                                                      11,942
AAA    Aaa           8,650   Refunding, Series B, 6.25% due 7/01/2022                                                       8,952
AAA    Aaa           2,070   Series A, 6.375% due 7/01/2018                                                                 2,181
AAA    Aaa           1,400   Series A, 6.50% due 7/01/2024                                                                  1,494
                             Metropolitan Transportation Authority, New York, Dedicated Tax Fund, Series A (c):
AAA    Aaa           3,500   5.25% due 4/01/2021                                                                            3,278
AAA    Aaa          20,735   5.25% due 4/01/2026                                                                           19,309
                             Metropolitan Transportation Authority, New York, Transportation Facilities Revenue Bonds:
AAA    Aaa           5,650   Series J, 6.375% due 7/01/2010 (b)                                                             6,031
AAA    Aaa           5,000   Series J, 6.50% due 7/01/2018 (b)                                                              5,354
AAA    Aaa           5,000   Series O, 6.375% due 7/01/2020 (c)                                                             5,245
AAA    Aaa           1,005   Mount Sinai, New York, Union Free School District, Refunding, GO, UT, 6.20%
                             due 2/15/2019 (d)                                                                              1,083
                             Nassau County, New York, GO, UT, Series P (b):
AAA    Aaa           3,250   6.50% due 11/01/2010                                                                           3,548
AAA    Aaa           3,685   6.50% due 11/01/2011                                                                           4,023
A1+    NR*           2,000   Nassau County, New York, IDA, Civic Facilities Revenue Bonds (Cold Spring Harbor
                             Laboratory Project), VRDN, 4.35% due 7/01/2019 (a)                                             2,000
AAA    Aaa           2,000   Nassau County, New York, Refunding (Combined Sewer Districts), Series G, GO, UT,
                             5.40% due 1/15/2012 (c)                                                                        1,987
AAA    Aaa           2,500   New York City, New York, Educational Construction Fund Revenue Bonds, Junior
                             Sub-Lien, 5.50% due 4/01/2026 (d)                                                              2,402

To simplify the listings of MuniYield New York Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT  Alternative Minimum Tax (subject to)
COP  Certificate of Participation
GO   General Obligation Bonds
HFA  Housing Finance Agency
IDA  Industrial Development Authority
PCR  Pollution Control Revenue Bonds
RIB  Residual Interest Bonds
RITR Residual Interest Trust Receipts
UT   Unlimited Tax
VRDN Variable Rate Demand Notes


                             New York City, New York, GO, UT:
BBB+   Baa1          5,000   Series B (Fiscal 92), 7.50% due 2/01/2006                                                      5,541
AAA    Aaa           2,000   Series B (Fiscal 92), 7% due 2/01/2017 (d)                                                     2,173
AAA    Aaa           2,000   Series B (Fiscal 92), 7% due 2/01/2018 (d)                                                     2,173
BBB+   Baa1          2,500   Series F, 5.75% due 2/01/2019                                                                  2,372
                             New York City, New York, IDA, Civic Facility Revenue Bonds:
A1+    NR*           1,600   (National Audubon Society), VRDN, 3.75% due 12/01/2014 (a)                                     1,600
AAA    Aaa          12,500   (USTA National Tennis Center Project), 6.375% due 11/15/2014 (f)                              13,303
A      A             5,000   New York City, New York, IDA, Special Facility Revenue Bonds, RITR, AMT,
                             Series RI-5, 6.945% due 1/01/2024 (h)                                                          4,975
                             New York City, New York, Municipal Water Finance Authority, Water and Sewer System
                             Revenue Bonds:
AAA    Aaa           6,000   Refunding (Fiscal 1997), Series A, 5.375% due 6/15/2026 (f)                                    5,675
A-     A2            5,000   RIB, 6.825% due 6/15/2025 (h)                                                                  5,006
AAA    Aaa           1,760   Series A, 7% due 6/15/2001 (b)(g)                                                              1,925
AAA    Aaa           1,350   Series A - 1994, 7% due 6/15/2015 (b)                                                          1,455
A1+    VMIG1+        4,100   VRDN, Series A, 4.25% due 6/15/2025 (a)(b)                                                     4,100
A1+    VMIG1+        4,600   VRDN, Series C, 4.45% due 6/15/2023 (a)(b)                                                     4,600
                             New York State Dormitory Authority Revenue Bonds:
AAA    Aaa          11,165   (City University), Third Generation Reserves, Series 2, 6.875% due 7/01/2014 (c)              12,285
AAA    Aaa           3,000   (City University System), Third Resolution, Series 1, 6.25% due 7/01/2016 (d)                  3,138
AAA    Aaa           3,640   (City University System), Third Resolution, Series 1, 6.25% due 7/01/2020 (d)                  3,786
AAA    Aaa           6,290   (City University System), Third Resolution, Series 1, 6.30% due 7/01/2024 (d)                  6,565
AAA    Aaa           1,000   (Consolidated City University System), Second Generation, Series A, 5.75% due 7/01/2018 (f)    1,017
A1+    VMIG1+        9,400   (Cornell University), VRDN, Series B, 4.25% due 7/01/2025 (a)                                  9,400
BBB    Baa1          9,000   (Department of Health), 5.50% due 7/01/2025                                                    8,300
AAA    Aaa          12,500   (Mental Health Services Facilities Improvement), Series B, 5.125% due 8/15/2021 (c)           11,483
AAA    Aaa           6,000   (Mount Sinai School of Medicine), Series A, 5.15% due 7/01/2024 (c)                            5,515
AAA    Aaa           1,000   Refunding (Colgate University), 6% due 7/01/2016 (c)                                           1,045
AAA    Aaa           3,765   Refunding (Mental Health Services Facilities Improvement), Series E, 5.25%
                             due 2/15/2018 (d)                                                                              3,547
AAA    Aaa           1,750   Refunding (Mount Sinai School of Medicine), 6.75% due 7/01/2009 (c)                            1,899
AAA    Aaa           4,500   Refunding (State University Educational Facilities), Series A, 5.875% due 5/15/2011 (b)        4,677
BBB+   Baa1          2,000   Refunding (State University Educational Facilities), Series B, 7% due 5/15/2016                2,128
AAA    Aaa           1,050   (Saint John's University), 6.875% due 7/01/2011 (d)                                            1,136
AAA    Aaa           2,250   (Saint Joseph's Health Hospital), 5.25% due 7/01/2018 (c)                                      2,118
BBB+   Baa1          6,000   (State University Educational Facilities), 5.50% due 5/15/2026                                 5,551
                             New York State Energy Research and Development Authority, Facilities Revenue Bonds
                             (Consolidated Edison Company Inc.), AMT, Series A:
AAA    Aaa           6,950   6.75% due 1/15/2027 (c)                                                                        7,332
AAA    Aaa           3,785   6.75% due 1/15/2027 (d)                                                                        3,993
                             New York State Energy Research and Development Authority, Gas Facilities Revenue
                             Bonds (Brooklyn Union Gas Company), AMT (c):
AAA    Aaa          12,000   Series A, 6.75% due 2/01/2024                                                                 12,948
AAA    Aaa           5,000   Series B, 6.75% due 2/01/2024                                                                  5,366
AAA    Aaa           3,600   New York State Energy Research and Development Authority, PCR, Refunding (Rochester
                             Gas and Electric Project), AMT, Series B, 6.50% due 5/15/2032 (c)                              3,742


A-     Aa            5,000   New York State Environmental Facilities Corporation, PCR, RITR, Series RI-1,
                             6.745% due 6/15/2014 (h)                                                                       5,081
A1+    NR*             200   New York State Environmental Facilities Corporation, Resource Recovery Revenue
                             Bonds (OFS Equity Huntington Project), VRDN, AMT, 4.50% due 11/01/2014 (a)                       200
AAA    Aaa          11,265   New York State Environmental Facilities Corporation, Special Obligation Revenue
                             Refunding Bonds (Riverbank State Park), 5.125% due 4/01/2022 (d)                              10,352
AAA    Aaa           1,800   New York State, HFA, Housing Project Mortgage Revenue Refunding Bonds, Series A,
                             6.10% due 11/01/2015 (f)                                                                       1,830
A1+    VMIG1+        2,100   New York State Local Government Assistance Corporation, VRDN, Series G,
                             4.50% due 4/01/2025 (a)                                                                        2,100
                             New York State Medical Care Facilities Finance Agency Revenue Bonds:
AAA    Aaa           2,790   (Health Center Project - Secured Mortgage), Series A, 6.375% due 11/15/2019 (d)                2,935
AAA    Aaa           3,000   (Mental Health), Series E, 6.50% due 8/15/2015 (f)                                             3,184
AAA    Aaa           4,330   (Mental Health), Series F, 6.50% due 8/15/2012 (f)                                             4,563
AAA    Aaa          12,850   (New York Hospital Mortgage), Series A, 6.80% due 8/15/2024 (d)(e)                            13,987
AAA    Aaa          11,750   (New York Hospital Mortgage), Series A, 6.50% due 8/15/2029 (d)(e)                            12,456
AAA    Aaa           5,200   Refunding (Hospital and Nursing Home), Series C, 6.375% due 8/15/2029 (c)                      5,407
                             New York State Mortgage Agency, Homeowner Mortgage:
NR*    Aa2           4,595   AMT, Series 50, 6.625% due 4/01/2025                                                           4,739
NR*    Aa2           1,000   AMT, Series 58, 6.40% due 4/01/2027                                                            1,017
AAA    Aaa           1,000   Series 43, 6.45% due 10/01/2017 (c)                                                            1,060
                             New York State Thruway Authority, General Revenue Bonds:
AAA    Aaa           6,700   Series B, 5% due 1/01/2020 (c)                                                                 5,974
AAA    VMIG1+        1,000   VRDN, 5% due 1/01/2024 (a)(b)                                                                  1,000
AAA    Aaa          11,000   New York State Thruway Authority, Highway and Bridge Trust Fund, UT, Series B,
                             6.25% due 4/01/2012 (b)                                                                       11,599
                             New York State Urban Development Corporation, Revenue Refunding Bonds:
AAA    Aaa           2,295   (Correctional Capital Facilities), Series A, 5.25% due 1/01/2014 (f)                           2,209
AAA    Aaa           8,675   (Correctional Facilities), 5.375% due 1/01/2012 (c)                                            8,515
AAA    Aaa           6,000   (Correctional Facilities), Series A, 5% due 1/01/2017 (d)                                      5,447
AAA    Aaa           1,000   Niagara Falls, New York, Water Treatment Plant, UT, AMT, 7.25% due 11/01/2010 (c)              1,157
                             North Hempstead, New York, GO, UT, Refunding, Series B (b):
AAA    Aaa           1,745   6.40% due 4/01/2013                                                                            1,916
AAA    Aaa             555   6.40% due 4/01/2017                                                                              607
                             Oswego County, New York, Public Improvement Bonds, UT:
NR*    A             1,100   6.70% due 6/15/2010                                                                            1,231
NR*    A             1,100   6.70% due 6/15/2011                                                                            1,232
NR*    A             1,100   6.70% due 6/15/2012                                                                            1,232


                             Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
AAA    Aaa           2,000   71st Series, 6.50% due 1/15/2026 (b)                                                           2,109
AA-    A1            8,000   72nd Series, 7.35% due 10/01/2002 (g)                                                          9,013
AAA    Aaa           3,000   72nd Series, 7.40% due 10/01/2002 (d)(g)                                                       3,391
AA-    A1            5,000   109th Series (Fourth Installment), 5.375% due 1/15/2032                                        4,698
AAA    Aaa           4,000   Port Authority of New York and New Jersey, RITR, Series FR3-108th,
                             AMT, 6.885% due 1/15/2017 (f)(h)                                                               4,080
A1+    VMIG1+        1,200   Port Authority of New York and New Jersey, Special Obligation Revenue Bonds
                             (Versatile Structure Obligation), VRDN, AMT, Series 1, 4.25% due 8/01/2028 (a)                 1,200
                             Syracuse, New York, COP (Syracuse Hancock International Airport), AMT (b):
AAA    Aaa           3,650   6.625% due 1/01/2012                                                                           3,872
AAA    Aaa           3,120   6.50% due 1/01/2017                                                                            3,255
A1+    VMIG1+        2,200   Syracuse, New York, IDA, Civic Facility Revenue Bonds (Multi-Modal Syracuse University
                             Project), VRDN, 4.25% due 3/01/2023 (a)                                                        2,200
                             Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds:
AAA    Aaa           4,000   Refunding, Series Y, 6.125% due 1/01/2021 (i)                                                  4,241
A+     Aa            6,150   Series B, 5.20% due 1/01/2027                                                                  5,654
                             Triborough Bridge and Tunnel Authority, New York, Special Obligation Refunding Bonds:
AAA    Aaa           6,575   6.25% due 1/01/2012 (d)                                                                        6,868
AAA    Aaa           6,975   Series A, 6.625% due 1/01/2017 (c)                                                             7,452
AAA    Aaa           1,000   Series B, 6.875% due 1/01/2015 (b)                                                             1,075
AAA    Aaa           2,000   Series B, 6.875% due 1/01/2015 (c)                                                             2,151
AAA    Aaa           5,150   Series B, 6.875% due 1/01/2015 (d)                                                             5,538
AAA    Aaa           5,000   Upper Mohawk Valley, Regional Water Finance Authority, New York, Water Systems
                             Revenue Refunding Bonds, Series A, 5.125% due 10/01/2026 (f)                                   4,565

Total Investments (Cost -- $425,278) -- 98.6%                                                                             441,210

Other Assets Less Liabilities -- 1.4%                                                                                       6,407
                                                                                                                         --------
Net Assets -- 100.0%                                                                                                     $447,617
                                                                                                                         ========

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is
    the rate in effect at April 30, 1997.
(b) FGIC Insured.
(c) MBIA Insured.
(d) AMBAC Insured.
(e) FHA Insured.
(f) FSA Insured.
(g) Prerefunded.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
(i) CAPMAC Insured.
*   Not Rated.
+   Highest short-term rating by Moody's Investors Service, Inc.


    See Notes to Financial Statements


FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1997

Assets:               Investments, at value (identified cost -- $425,278,377) (Note 1a)                  $441,209,989
                      Cash                                                                                     46,554
                      Interest receivable                                                                   7,210,796
                      Deferred organization expenses (Note 1e)                                                  4,575
                      Prepaid expenses and other assets                                                        14,968
                                                                                                        -------------
                      Total assets                                                                        448,486,882
                                                                                                        -------------

Liabilities:          Payables:
                      Dividends to shareholders (Note 1f)                                      $459,452
                      Investment adviser (Note 2)                                               161,096       620,548
                                                                                           -------------
                      Accrued expenses and other liabilities                                                  249,388
                                                                                                        -------------
                      Total liabilities                                                                       869,936
                                                                                                        -------------

Net Assets:           Net assets                                                                         $447,616,946
                                                                                                        =============

Capital:              Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (5,760 shares of AMPS*
                      issued and outstanding at $25,000 per share liquidation preference)                $144,000,000
                      Common Stock, par value $.10 per share (21,195,037 shares issued
                      and outstanding)                                                       $2,119,504
                      Paid-in capital in excess of par                                      305,895,835
                      Undistributed investment income -- net                                  1,600,962
                      Accumulated realized capital losses on investments -- net (Note 5)    (21,930,967)
                      Unrealized appreciation on investments -- net                          15,931,612
                                                                                           -------------
                      Total -- Equivalent to $14.32 net asset value per share of
                      Common Stock (market price -- $13.50)                                               303,616,946
                                                                                                        -------------
                      Total capital                                                                      $447,616,946
                                                                                                        =============
                      * Auction Market Preferred Stock.

                      See Notes to Financial Statements.



Statement of Operations

                                                                                                         For the Six
                                                                                                         Months Ended
                                                                                                        April 30, 1997

Investment Income     Interest and amortization of premium and discount earned                             $9,855,986
Note (1d):

Expenses:             Investment advisory fees (Note 2)                                        $856,191
                      Commission fees (Note 4)                                                  141,803
                      Transfer agent fees                                                        44,115
                      Professional fees                                                          34,968
                      Accounting services (Note 2)                                               24,822
                      Printing and shareholder reports                                           20,871
                      Listing fees                                                               13,342
                      Custodian fees                                                             11,099
                      Directors' fees and expenses                                                9,799
                      Pricing fees                                                                7,875
                      Amortization of organization expenses (Note 1e)                             1,962
                      Other                                                                      14,549
                                                                                           ------------
                      Total expenses                                                                        1,181,396
                                                                                                         ------------
                      Investment income -- net                                                              8,674,590
                                                                                                         ------------

Realized &            Realized gain on investments -- net                                                   1,326,217
Unrealized            Change in unrealized appreciation on investments -- net                              (4,382,194)
Gain (Loss) on                                                                                           ------------
Investments - Net     Net Increase in Net Assets Resulting from Operations                                 $5,618,613
(Notes 1b, 1d & 3)                                                                                       ============

                      See Notes to Financial Statements.



Statements of Changes in Net Assets                                                              For the Six    For the
                                                                                                Months Ended   Year Ended
                                                                                                  April 30,   October 31,
                                                                                                    1997          1996
                                                                                                ------------  ------------

Increase (Decrease) in Net Assets:

Operations:           Investment income -- net                                                    $8,674,590   $11,589,728
                      Realized gain (loss) on investments -- net                                   1,326,217    (1,623,682)
                      Change in unrealized appreciation on investments -- net                     (4,382,194)      479,529
                                                                                                ------------  ------------
                      Net increase in net assets resulting from operations                         5,618,613    10,445,575
                                                                                                ------------  ------------

Dividends to          Investment income -- net:
Shareholders          Common Stock                                                                (6,053,210)   (9,071,415)
(Note 1f):            Preferred Stock                                                             (1,844,154)   (2,557,268)
                                                                                                ------------  ------------
                      Net decrease in net assets resulting from dividends to shareholders         (7,897,364)  (11,628,683)
                                                                                                 ------------  ------------

Capital Stock         Net proceeds from issuance of Common Stock resulting from reorganization   144,424,050            --
Transactions          Proceeds from issuance of Preferred Stock resulting from reorganization     74,000,000            --
(Note 4):                                                                                       ------------  ------------
                      Net increase in net assets derived from capital stock transactions         218,424,050            --
                                                                                                ------------  ------------

Net Assets:           Total increase (decrease) in net assets                                    216,145,299    (1,183,108)
                      Beginning of period                                                        231,471,647   232,654,755
                                                                                                ------------  ------------
                      End of period*                                                            $447,616,946  $231,471,647
                                                                                                ============  ============
                      * Undistributed investment income -- net                                    $1,600,962      $823,736
                                                                                                ============  ============
                      See Notes to Financial Statements.



Financial Highlights

                                                               For the
                                                                 Six
                                                                Months
The following per share data and ratios have been derived       Ended                      For the Year Ended
from information provided in the financial statements.         April 30,                        October 31,
                                                                 1997          1996          1995          1994          1993

Increase (Decrease) in Net Asset Value:

Per Share              Net asset value,
Operating              beginning of period                       $14.53        $14.63        $13.13        $15.89        $13.43
Performance:                                                   --------      --------      --------      --------      --------
                       Investment income -- net                     .53          1.04          1.07          1.07          1.11
                       Realized and unrealized
                       gain (loss) on investments -- net           (.20)         (.09)         1.50         (2.76)         2.46
                                                               --------      --------      --------      --------      --------
                       Total from investment operations             .33           .95          2.57         (1.69)         3.57
                                                               --------      --------      --------      --------      --------
                       Less dividends and distributions
                       to Common Stock shareholders:
                       Investment income -- net                    (.41)         (.82)         (.84)         (.87)         (.91)
                       Realized gain on
                       investments -- net                            --            --            --          (.01)           --
                                                               --------      --------      --------      --------      --------
                       Total dividends and distributions
                       to Common Stock shareholders                (.41)         (.82)         (.84)         (.88)         (.91)
                                                               --------      --------      --------      --------      --------
                       Capital charge resulting from
                       issuance of Common Stock                    (.02)           --            --            --            --
                                                               --------      --------      --------      --------      --------
                       Effect of Preferred Stock
                       activity:+
                       Dividends and distributions
                       to Preferred
                       Stock shareholders:
                       Investment income -- net                    (.11)         (.23)         (.23)         (.19)         (.20)
                       Realized gain on                        --------      --------      --------      --------      --------
                       investments -- net                            --            --            --           --+++++        --
                                                               --------      --------      --------      --------      --------
                       Total effect of Preferred
                       Stock activity                              (.11)         (.23)         (.23)         (.19)         (.20)
                                                               --------      --------      --------      --------      --------
                       Net asset value, end of
                       period                                    $14.32        $14.53        $14.63        $13.13        $15.89
                                                               ========      ========      ========      ========      ========
                       Market price per share,
                       end of period                             $13.50       $13.375        $13.25        $11.00        $15.25
                                                               ========      ========      ========      ========      ========

Total Investment       Based on market
Return:**              price per share                             4.08%++++     7.28%        28.61%       (22.96%)       17.90%
                                                               ========      ========      ========      ========      ========
                       Based on net asset
                       value per share                             1.62%++++     5.55%        18.96%       (11.75%)      (25.77%)
                                                               ========      ========      ========      ========      ========

Ratios to Average      Expenses,
Net Assets:***         net of reimbursement                         .69%*         .71%          .74%          .74%          .62%
                                                               ========      ========      ========      ========      ========
                       Expenses                                     .69%*         .71%          .74%          .74%          .70%
                                                               ========      ========      ========      ========      ========
                       Investment income -- net                    5.10%*        5.00%         5.27%         5.09%         5.25%
                                                               ========      ========      ========      ========      ========

Supplemental           Net assets,
Data:                  net of Preferred Stock, end of period
                       (in thousands)                          $303,617      $161,472      $162,655      $145,977      $176,595
                                                               ========      ========      ========      ========      ========
                       Preferred Stock outstanding,
                       end of period
                       (in thousands)                          $144,000       $70,000       $70,000       $70,000       $70,000
                                                               ========      ========      ========      ========      ========
                       Portfolio turnover                         58.18%       118.28%       110.76%        36.79%         3.33%
                                                               ========      ========      ========      ========      ========

Leverage:              Asset coverage per $1,000                 $3,108        $3,307        $3,324        $3,085        $3,523
                                                               ========      ========      ========      ========      ========

Dividends Per Share    Series A --
On Preferred Stock     Investment income -- net                    $417          $913          $910          $759          $809
Outstanding:++                                                 ========      ========      ========      ========      ========
                       Series B --
                       Investment income -- net                    $214            --            --            --            --
                                                               ========      ========      ========      ========      ========
                       Series C --
                       Investment income -- net                    $257            --            --            --            --
                                                               ========      ========      ========      ========      ========


*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
      Total investment returns exclude the effects of sales loads
***   Do not reflect the effect of dividends to Preferred
      Stock shareholders.
+     The Fund's Preferred Stock was issued on
      September 16, 1992 (Series A) and January 27, 1997
      (Series B and Series C).
++ Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
++++  Aggregate total investment return.
+++++ Amount is less than $.01 per share.

      See Notes to Financial Statements.

MuniYield New York Insured Fund II, Inc.                   April 30, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield New York Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses -- Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities and securities acquired through the reorganization, for the six months ended April 30, 1997 were $194,810,093 and $203,341,441, respectively.

Net realized and unrealized gains as of April 30,1997 were as follows:

                                 Realized     Unrealized
                                  Gains         Gains

Long-term investments          $1,326,217     $15,931,612
                               ----------     -----------
Total                          $1,326,217     $15,931,612
                               ==========     ===========

As of April 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $15,931,612, of which $17,146,932 related to appreciated securities and $1,215,320 related to depreciated securities. The aggregate cost of investments at April 30, 1997 for Federal income tax purposes was $425,278,377.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
For the six months ended April 30, 1997, shares issued and outstanding increased by 10,080,205, to 21,195,037 pursuant to a plan of reorganization. At April 30, 1997, total paid-in capital amounted to $308,015,339.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1997 were as follows: Series A, 4.05%; Series B, 4.10%; and Series C, 3.75%.

In addition, AMPS shares increased by 2,960 pursuant to a plan of reorganization. As a result, as of April 30, 1997, there were 5,760 AMPS shares authorized, issued and outstanding, with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $74,113 as commissions.

5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a net capital loss carryforward of approximately $4,728,000, of which $1,841,000 expires in 2002, $1,775,000 expires in 2003 and $1,112,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Acquisition of MuniYield New York Insured Fund III, Inc. and MuniVest New York Insured Fund, Inc.:
On January 27, 1997, MuniYield New York Insured Fund II, Inc. acquired all of the net assets of MuniYield New York Insured Fund III, Inc. and MuniVest New York Insured Fund, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 3,688,900 Common Stock shares and 1,000 AMPS shares of MuniYield New York Insured Fund III, Inc., and 7,204,432 Common Stock shares and 1,960 AMPS shares of MuniVest New York Insured Fund, Inc. for 10,080,205 Common Stock shares and 2,960 AMPS shares of MuniYield New York Insured Fund II, Inc. MuniYield New York Insured Fund III, Inc.'s net assets on that date of $77,037,487, including $2,948,846 of unrealized appreciation and $2,421,657 of accumulated net realized capital losses, and MuniVest New York Insured Fund, Inc.'s net assets on that date of $141,743,167, including $5,555,384 of unrealized appreciation and $13,770,042 of accumulated net realized capital losses, were combined with those of MuniYield New York Insured Fund II, Inc.
The aggregate net assets of MuniYield New York Insured Fund II, Inc. immediately after the acquisition amounted to $448,419,691.

7. Subsequent Event:
On May 9, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.075364 per share, payable on May 29, 1997 to shareholders of record as of May 19, 1997.

   Audited Financial Statements for Taurus MuniNewYork Holdings, Inc. for the
                       Fiscal Year Ended October 31, 1996

                        REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS, TAURUS MUNINEWYORK HOLDINGS, INC.

  We have audited the accompanying statement of assets, liabilities and capital of Taurus MuniNew York Holdings, Inc., including the schedule of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Taurus MuniNew York Holdings, Inc., at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                          Ernst & Young LLP

Princeton, New Jersey
November 25, 1996

SCHEDULE OF INVESTMENTS                                                                                   (In Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                                Issue                                               (Note 1a)

New York--98.6%
AAA      Aaa         $1,600   Buffalo, New York, Sewer Authority Revenue Bonds, Series F, 6% due
                              7/01/2013 (c)                                                                     $  1,714

AAA      Aaa          5,000   Metropolitan Transportation Authority, New York, Dedicated Tax Fund,
                              Series A, 5.25% due 4/01/2026 (e)                                                    4,728

BBB      Baa1         3,000   Metropolitan Transportation Authority, New York, Transit Facilities Service
                              Contract, Refunding, Series 5, 7% due 7/01/2012                                      3,237

A1+      NR*            300   Nassau County, New York, IDA, Civic Facility Revenue Bonds (Cold Spring
                              Harbor Laboratory Project), VRDN, 3.50% due 7/01/2019(a)                               300

BBB+     Baa1         2,000   New York City, New York, GO, Refunding, Series A, 6.50% due 8/01/2011                2,066

A1+      NR*          1,500   New York City, New York, IDA, Civic Facility Revenue Bonds (National
                              Audobon Society), VRDN, 3.40% due 12/01/2014 (a)                                     1,500

BB+      Baa2         2,000   New York City, New York, IDA, Special Facility Revenue Bonds (1990 AMR/
                              American Airlines Inc. Project), AMT, 7.75% due 7/01/2019                            2,107

                              New York City, New York, Municipal Water Finance Authority, Water and Sewer
                              System Revenue Bonds:
A-       A            3,375     RIB, 7.716% due 6/15/2025 (f)                                                      3,439
AAA      Aaa          2,000     Series 1994-A, 7% due 6/15/2015 (c)                                                2,204
A-       A            1,290     Series A, 6.75% due 6/15/2017                                                      1,390
A1+      VMIG1++      1,100     VRDN, Series C, 3.50% due 6/15/2023 (a)(c)                                         1,100
A1+      VMIG1++         80     VRDN, Series G, 3.60% due 6/15/2024 (a)(c)                                            80

A1+      VMIG1++        900   New York City, New York, Trust for Cultural Resources Revenue Bonds
                              (Soloman R. Guggenheim), VRDN, Series B, 3.40% due 12/01/2015 (a)                      900

AAA      Aaa          3,500   New York State Dormitory Authority, Lease Revenue Refunding Bonds
                              (State University Dormitory Facilities), Series A, 5.30% due 7/01/2024 (b)           3,343

                              New York State Dormitory Authority Revenue Bonds:
AAA      Aaa          6,000     (City University System), Third Generation, Series 1, 5.375% due
                                7/01/2025 (b)                                                                      5,791
A1+      VMIG1++      1,800     (Cornell University), VRDN, Series B, 3.40% due 7/01/2025 (a)                      1,800
BBB      Baa1         8,000     (Department of Health), 5.50% due 7/01/2025                                        7,424
BBB+     Baa1         2,370     (Mental Health Services Facilities Improvement), Series B, 5.375% due
                                2/15/2026                                                                          2,161
AAA      Aaa          1,000     Refunding (Department of Education), 5.75% due 7/01/2021 (h)                         997
AAA      Aa           5,000     Refunding (Long Island Medical Center), Series A, 7.75% due 8/15/2027 (d)          5,284
BBB-     Baa1         1,000     (State University Athletic Facilities), 7.25% due 7/01/2021                        1,089
BBB+     Baa1         2,250     (State University Educational Facilities), Series C, 5.40% due 5/15/2023           2,044

AAA      Aaa          2,000   New York State Energy Research and Development Authority, Facilities
                              Revenue Bonds (Con Edison Company Inc.), AMT, Series A, 6.75% due
                              1/15/2027 (e)                                                                        2,137

PORTFOLIO ABBREVIATIONS


To simplify the listings of Taurus MuniNew York Holdings, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
GO     General Obligation Bonds
HFA    Housing Finance Agency
IDA    Industrial Development Revenue Bonds
M/F    Multi-Family
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
VRDN   Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS (concluded)                                                                       (In Thousands)

S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                                Issue                                               (Note 1a)

New York (concluded)
A1+      VMIG1++     $1,400   New York State Energy Research and Development Authority, PCR
                              (New York Electric and Gas), VRDN, Series D, 3.50% due 10/01/2029 (a)             $  1,400

AAA      Aaa          1,065   New York State, HFA, M/F Housing Revenue Bonds, AMT, Series A, 7.75%
                              due 11/01/2020 (b)                                                                   1,143

                              New York State Local Government Assistance Corporation:
A        A            2,500     Refunding, Series B, 5.50% due 4/01/2021                                           2,387
A        A            1,000     Series A, 6% due 4/01/2024                                                         1,011
A        A            2,000     Series D, 5% due 4/01/2023                                                         1,782

BBB      Baa          2,485   New York State Medical Care Facilities Finance Agency Revenue Bonds
                              (Brookdale Hospital Medical Center), Series A, 6.85% due 2/15/2017                   2,597

                              New York State Mortgage Agency, Homeownership Revenue Bonds:
NR*      Aa           3,270     AMT, Series 44, 7.50% due 4/01/2026                                                3,539
NR*      Aa           2,500     AMT, Series 50, 6.625% due 4/01/2025                                               2,627
NR*      Aa           5,750     AMT, Series HH-3, 7.95% due 4/01/2022                                              6,106
NR*      Aa           1,100     Series EE-2, 7.50% due 4/01/2016                                                   1,160

NR*      Aa           4,550   New York State Mortgage Agency Revenue Bonds, Series B-41, 6.30% due
                              10/01/2017                                                                           4,686

BBB      Baa1         3,170   New York State Thruway Authority, Service Contract Revenue Bonds
                              (Local Highway and Bridge), 5.25% due 4/01/2013                                      2,933

                              New York State Urban Development Corporation Revenue Bonds:
BBB      Baa1         5,000     (Correctional Capital Facilities), Series 6, 5.375% due 1/01/2025                  4,565
BBB      Baa1         3,265     Refunding (University Facilities Grants), 5.50% due 1/01/2015                      3,141

                              Port Authority of New York and New Jersey, Consolidated Bonds:
AA-      A1           3,000     71st Series, 6.50% due 1/15/2026                                                   3,156
AA-      A1           3,000     72nd Series, 7.35% due 10/01/2002 (g)                                              3,446

BBB      Baa1         4,000   Triborough Bridge and Tunnel Authority, New York (Convention Center
                              Project), Series E, 7.25% due 1/01/2010                                              4,552

AAA      Aaa          2,000   Triborough Bridge and Tunnel Authority, New York, General Purpose
                              Revenue Refunding Bonds, Series Y, 6.125% due 1/01/2021 (h)                          2,155

Puerto Rico--0.2%

A1+      VMIG1++        200   Puerto Rico Commonwealth, Government Development Bank, Refunding,
                              VRDN, 3.30% due 12/01/2015 (a)                                                         200

Total Investments (Cost--$104,535)--98.8%                                                                        109,421

Other Assets Less Liabilities--1.2%                                                                                1,348
                                                                                                                --------
Net Assets--100.0%                                                                                              $110,769
                                                                                                                ========

[FN]
(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)FHA Insured.
(e)MBIA Insured.
(f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
(g)Prerefunded.
(h)CAPMAC Insured.
  *Not Rated.
 ++Highest short-term rating issued by Moody's Investors Service, Inc. Ratings of issues shown have not been audited by Ernst & Young LLP.

See Notes to Financial Statements.

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1996
Assets:             Investments, at value (identified cost--$104,535,167) (Note 1a)                         $109,421,134
                    Cash                                                                                          23,571
                    Interest receivable                                                                        1,563,833
                    Prepaid expenses and other assets                                                              6,536
                                                                                                            ------------
                    Total assets                                                                             111,015,074
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1e)                                  $    111,134
                      Investment adviser (Note 2)                                                46,807          157,941
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        88,363
                                                                                                            ------------
                    Total liabilities                                                                            246,304
                                                                                                            ------------

Net Assets:         Net assets                                                                              $110,768,770
                                                                                                            ============
Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (1,200 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 30,000,000
                      Common Stock, par value $.10 per share (6,714,921 shares
                      issued and outstanding)                                              $    671,492
                    Paid-in capital in excess of par                                         73,695,014
                    Undistributed investment income--net                                        809,447
                    Undistributed realized capital gains on investments--net                    706,850
                    Unrealized appreciation on investments--net                               4,885,967
                                                                                           ------------
                    Total--Equivalent to $12.03 net asset value per share of
                    Common Stock (market price--$10.875)                                                      80,768,770
                                                                                                            ------------
                    Total capital                                                                           $110,768,770
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.

Statement of Operations
                                                                                                            For the
                                                                                                           Year Ended
                                                                                                        October 31, 1996
Investment          Interest and amortization of premium and discount earned                                $  6,588,310
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    549,888
                    Commission fees (Note 4)                                                     81,648
                    Professional fees                                                            79,820
                    Transfer agent fees                                                          48,458
                    Printing and shareholder reports                                             43,001
                    Accounting services (Note 2)                                                 34,948
                    Directors' fees and expenses                                                 19,880
                    Listing fees                                                                 16,545
                    Custodian fees                                                               12,741
                    Pricing fees                                                                  5,028
                    Other                                                                        12,752
                                                                                           ------------
                    Total expenses                                                                               904,709
                                                                                                            ------------
                    Investment income--net                                                                     5,683,601
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          1,475,289
Unrealized Gain     Change in unrealized appreciation on investments--net                                     (1,066,500)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  6,092,390
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.


Statements of Changes in Net Assets
                                                                                          For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                             1996             1995
Operations:         Investment income--net                                                 $  5,683,601     $  5,934,650
                    Realized gain (loss) on investments--net                                  1,475,289          (64,466)
                    Change in unrealized appreciation/depreciation on investments
                    --net                                                                    (1,066,500)       6,364,528
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      6,092,390       12,234,712
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (4,660,309)      (4,765,156)
Shareholders          Preferred Stock                                                          (980,749)      (1,138,986)
(Note 1e):          Realized gain on investments--net:
                      Common Stock                                                             (566,101)        (343,596)
                      Preferred Stock                                                          (134,351)         (43,734)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (6,341,510)      (6,291,472)
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                    (249,120)       5,943,240
                    Beginning of year                                                       111,017,890      105,074,650
                                                                                           ------------     ------------
                    End of year*                                                           $110,768,770     $111,017,890
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    809,447     $    766,904
                                                                                           ============     ============

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                 For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  1996      1995      1994      1993       1992
Per Share           Net asset value, beginning of year                $  12.07   $  11.18  $  13.23  $  11.95   $  11.64
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .85        .88       .91       .99       1.05
                    Realized and unrealized gain (loss) on
                    investments--net                                       .05        .95     (1.76)     1.28        .32
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .90       1.83      (.85)     2.27       1.37
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                              (.69)      (.71)     (.78)     (.88)      (.90)
                      Realized gain on investments--net                   (.08)      (.05)     (.28)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.77)      (.76)    (1.06)     (.88)      (.90)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to
                      Preferred Stock shareholders:
                        Investment income--net                            (.15)      (.17)     (.10)     (.11)      (.16)
                        Realized gain on investments--net                 (.02)      (.01)     (.04)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.17)      (.18)     (.14)     (.11)      (.16)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  12.03   $  12.07  $  11.18  $  13.23   $  11.95
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of year               $ 10.875   $  10.75  $  9.875  $  14.25   $  12.75
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                      8.54%     16.98%   (24.38%)   19.63%     14.36%
Return:*                                                              ========   ========  ========  ========   ========
                    Based on net asset value per share                   6.94%     16.01%    (7.78%)   18.50%     10.50%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .82%       .83%      .80%      .86%       .82%
Net Assets:**                                                         ========   ========  ========  ========   ========
                    Investment income--net                               5.15%      5.54%     5.40%     5.82%      6.37%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end
Data:               of year (in thousands)                            $ 80,769   $ 81,018  $ 75,075  $ 87,553   $ 77,775
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of year
                    (in thousands)                                    $ 30,000   $ 30,000  $ 30,000  $ 30,000   $ 30,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                 193.24%    165.22%    65.74%    34.31%     20.18%
                                                                      ========   ========  ========  ========   ========
Leverage:           Asset coverage per $1,000                         $  3,692   $  3,701  $  3,503  $  3,916   $  3,593
                                                                      ========   ========  ========  ========   ========

Dividends Per Share Investment income--net                            $    817   $    949  $    573  $    626   $    839
On Preferred Stock                                                    ========   ========  ========  ========   ========
Outstanding:++

[FN]
 *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
**Do not reflect the effect of dividends to Preferred Stock
  shareholders.
++Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.

  See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Taurus MuniNew York Holdings, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MNY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter market and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Short-term securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund including valuations furnished by a pricing service retained by the Fund which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margins as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.


NOTES TO FINANCIAL STATEMENTS (concluded)


(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $195,483,440 and $201,637,764, respectively.

Net realized and unrealized gains (losses) as of October 31, 1996 were as follows:

                                     Realized     Unrealized
                                  Gains (Losses)    Gains

Long-term investments              $1,440,618     $4,885,967
Short-term investments                 (1,365)            --
Financial futures contracts            36,036             --
                                   ----------     ----------
Total                              $1,475,289     $4,885,967
                                   ==========     ==========

As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $4,885,967, of which $4,946,306 related to appreciated securities and $60,339 related to depreciated securities. The aggregate cost of investments at October 31, 1996 for Federal income tax purposes was $104,535,167.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
For the year ended October 31, 1996, shares issued and outstanding remained constant at 6,714,921. At October 31, 1996, total paid-in capital amounted to $74,366,506.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1996 was 3.30%.

As of October 31, 1996, there were 1,200 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1996, MLPF&S, an affiliate of FAM, earned $66,446 as commissions.

5. Subsequent Event:
On November 8, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.058549 per share, payable on November 27, 1996 to shareholders of record as of November 18, 1996.

  Unaudited Financial Statements for Taurus MuniNewYork Holdings, Inc. for the
                     Six-Month Period Ended April 30, 1997


Taurus MuniNew York Holdings, Inc.                                                                                 April 30, 1997

SCHEDULE OF INVESTMENTS                                                                                            (in Thousands)

S&P     Moody's     Face                                                                                                  Value
Ratings Ratings    Amount                                             Issue                                             (Note 1a)

New York - 97.5%

A       A2         $3,000  Allegany County, New York, IDA, Solid Waste Disposal Facility Revenue Bonds
                           (Atlantic Richfield Company), AMT, 6.625% due 9/01/2016                                        $3,170
AAA     Aaa         1,600  Buffalo, New York, Sewer Authority Revenue Bonds, Series F, 6% due 7/01/2013 (c)                1,695
AAA     Aaa         2,000  Metropolitan Transportation Authority, New York, Dedicated Tax Fund, Series A, 5.25%
                           due 4/01/2026 (e)                                                                               1,862
BBB     Baa1        3,000  Metropolitan Transportation Authority, New York, Transit Facilities Service Contract,
                           Refunding, Series 5, 7% due 7/01/2012                                                           3,222
AAA     Aaa         1,850  Municipal Assistance Corporation for City of Troy, New York, Series A, 5% due 1/15/2016 (e)     1,702
AAA     Aaa         2,500  New York City, New York, Educational Construction Fund Revenue Bonds, Junior Sub-Lien,
                           5.50% due 4/01/2026 (b)                                                                         2,402
A1+     NR*           300  New York City, New York, IDA, Civic Facility Revenue Bonds (National Audobon Society),
                           VRDN, 4.25% due 12/01/2014 (a)                                                                    300
                           New York City, New York, IDA, Special Facility Revenue  Bonds, AMT:
BB+     Baa2        2,000  (1990 AMR/American Airlines Inc. Project), 7.75% due 7/01/2019                                  2,107
A       A           2,220  RITR, Series 5, 7.645% due 1/01/2024 (f)                                                        2,209
                           New York City, New York, Municipal Water Finance Authority, Water and Sewer
                           System Revenue Bonds:
A-      A2          3,375  RITR, 7.475% due 6/15/2025 (f)                                                                  3,379
AAA     Aaa         2,000  Series 1994-A, 7% due 6/15/2015 (c)                                                             2,156
A-      A2          1,290  Series A, 6.75% due 6/15/2017                                                                   1,383
A1+     VMIG1+      1,000  VRDN, Series C, 4.45% due 6/15/2023 (a)(c)                                                      1,000
A1+     VMIG1+        280  VRDN, Series G, 4.45% due 6/15/2024 (a)(c)                                                        280
A1+     VMIG1+      1,000  New York City, New York, Trust for Cultural Resources Revenue Bonds
                           (Solomon R. Guggenheim), VRDN, Series B, 4.25% due 12/01/2015 (a)                               1,000
                           New York State Dormitory Authority Revenue Bonds:
BBB     Baa1        4,000  (Department of Health), 5.50% due 7/01/2025                                                     3,689
AAA     Aaa         6,000  (Ithaca College), 5.25% due 7/01/2026 (b)                                                       5,585
BBB+    Baa1        2,340  (Mental Health Services Facilities Improvement), Series B, 6% due 8/15/2016                     2,361
AAA     Aaa         2,250  (Mental Health Services Facilities Improvement), Series B, 5.125% due 8/15/2021 (e)             2,067
BBB+    Baa1        2,370  (Mental Health Services Facilities Improvement), Series B, 5.375% due 2/15/2026                 2,144
BBB+    Baa1        1,500  Refunding (State University Educational Facilities), Series A, 5.50% due 5/15/2019              1,421
BBB-    Baa1        1,000  (State University Athletic Facilities), 7.25% due 7/01/2021                                     1,084
BBB+    Baa1        2,500  (State University Educational Facilities), 5.50% due 5/15/2026                                  2,313
AAA     Aaa         2,000  New York State Energy Research and Development Authority, Facilities Revenue Bonds
                           (Con Edison Company Inc.), AMT, Series A, 6.75% due 1/15/2027 (e)                               2,110
AAA     Aaa         1,255  New York State Energy Research and Development Authority, Gas Facilities Revenue Bonds
                           (Brooklyn Union Gas Company), AMT, Series B, 6.75% due 2/01/2024 (e)                            1,347
AAA     Aaa         2,000  New York State Environmental Facilities Corporation, Special Obligation, Revenue
                           Refunding Bonds (Riverbank State Park), 5.125% due 4/01/2022 (b)                                1,838
AAA     Aaa         1,065  New York State, HFA, M/F Housing Revenue Bonds, AMT, Series A, 7.75% due 11/01/2020 (b)         1,134
A       A3          2,000  New York State Local Government Assistance Corporation, Series D, 5% due 4/01/2023              1,760
BBB     Baa         2,485  New York State Medical Care Facilities Finance Agency Revenue Bonds (Brookdale
                           Hospital Medical Center), Series A, 6.85% due 2/15/2017                                         2,607


                           New York State Mortgage Agency, Homeownership Revenue Bonds:
NR*     Aa2         3,270  AMT, Series 44, 7.50% due 4/01/2026                                                             3,509
NR*     Aa2         2,490  AMT, Series 50, 6.625% due 4/01/2025                                                            2,568
NR*     Aa2         5,750  AMT, Series HH-3, 7.95% due 4/01/2022                                                           6,039
NR*     Aa2         1,100  Series EE-2, 7.50% due 4/01/2016                                                                1,156
NR*     Aa          4,550  New York State Mortgage Agency Revenue Bonds, Series B-41, 6.30% due 10/01/2017                 4,740
AAA     Aaa         1,000  New York State Thruway Authority, General Revenue Bonds, Series B, 5% due 1/01/2020 (e)           892
                           New York State Urban Development Corporation Revenue Bonds:
BBB     Baa1        8,830  (Correctional Capital Facilities), Series 6, 5.375% due 1/01/2025                               7,990
BBB     Baa1        3,265  Refunding (University Facilities Grants), 5.50% due 1/01/2015                                   3,126
                           Port Authority of New York and New Jersey, Consolidated Bonds:
AA-     A1          3,000  71st Series, 6.50% due 1/15/2026                                                                3,146
AA-     A1          3,000  72nd Series, 7.35% due 10/01/2002 (g)                                                           3,380
AA-     A1          1,000  109th Series (Fourth Installment), 5.375% due 1/15/2032                                           939
A1+     VMIG1+      2,900  Syracuse, New York, IDA, Civic Facility Revenue Bonds (Syracuse University Project),
                           VRDN, 4.25% due 3/01/2023 (a)                                                                   2,900
BBB     Baa1        4,000  Triborough Bridge and Tunnel Authority, New York (Convention Center Project), Series E,
                           7.25% due 1/01/2010                                                                             4,477
AAA     Aaa         2,000  Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Refunding
                           Bonds, Series Y, 6.125% due 1/01/2021 (d)                                                       2,120

Puerto Rico -- 1.2%

A1+     VMIG1+        200  Puerto Rico Commonwealth, Government Development Bank, Refunding, VRDN, 4.30%
                           due 12/01/2015 (a)                                                                                200
A       Baa1        1,150  Puerto Rico Commonwealth, Highway and Transportation Authority, Highway Revenue
                           Bonds, Series Y, 5.50% due 7/01/2036                                                            1,080

Total Investments (Cost -- $104,339) -- 98.7%                                                                            107,589

Other Assets Less Liabilities -- 1.3%                                                                                      1,440
                                                                                                                       ---------
Net Assets -- 100.0%                                                                                                    $109,029
                                                                                                                       =========

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
(b) AMBAC Insured.
(c) FGIC Insured.
(d) CAPMAC Insured.
(e) MBIA Insured.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
(g) Prerefunded.
*   Not Rated.
+   Highest short-term rating issued by Moody's Investors Service, Inc.

See Notes to Financial Statements.


FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1997

Assets:             Investments, at value (identified cost -- $104,338,867) (Note 1a)                             $107,589,397
                    Cash                                                                                                22,027
                    Interest receivable                                                                              1,604,820
                    Prepaid expenses and other assets                                                                    6,535
                                                                                                                --------------
                    Total assets                                                                                   109,222,779
                                                                                                                --------------

Liabilities:        Payables:
                    Dividends to shareholders (Note 1e)                                             $114,012
                    Investment adviser (Note 2)                                                       44,379           158,391
                                                                                              --------------
                    Accrued expenses and other liabilities                                                              35,714
                                                                                                                --------------
                    Total liabilities                                                                                  194,105
                                                                                                                --------------

Net Assets:         Net assets                                                                                    $109,028,674
                                                                                                                ==============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                    Preferred Stock, par value $.05 per share (1,200 shares of AMPS*
                    issued and outstanding at $25,000 per share liquidation preference)                            $30,000,000
                    Common Stock, par value $.10 per share (6,714,921 shares issued
                    and outstanding)                                                                $671,492
                    Paid-in capital in excess of par                                              73,695,014
                    Undistributed investment income -- net                                           967,326
                    Undistributed realized capital gains on investment income -- net                 444,312
                    Unrealized appreciation on investments -- net                                  3,250,530
                                                                                              --------------
                    Total -- Equivalent to $11.77 net asset value per share of
                    Common Stock (market price -- $11.375)                                                          79,028,674
                                                                                                                --------------
                    Total capital                                                                                 $109,028,674
                                                                                                                ==============

                    * Auction Market Preferred Stock.

                    See Notes to Financial Statements.



Statement of Operations
                                                                                                                For the Six
                                                                                                                Months Ended
                                                                                                               April 30, 1997

Investment          Interest and amortization of premium and discount earned                                        $3,265,764
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                               $272,951
                    Professional fees                                                                 39,794
                    Commission fees (Note 4)                                                          37,208
                    Transfer agent fees                                                               23,115
                    Accounting services (Note 2)                                                      19,753
                    Printing and shareholder reports                                                  14,077
                    Directors' fees and expenses                                                       9,552
                    Listing fees                                                                       7,936
                    Custodian fees                                                                     5,532
                    Pricing fees                                                                       2,354
                    Other                                                                              7,666
                                                                                               -------------
                    Total expenses                                                                                     439,938
                                                                                                                 -------------
                    Investment income -- net                                                                         2,825,826
                                                                                                                 -------------
Realized &          Realized gain on investments -- net                                                                792,825
Unrealized          Change in unrealized appreciation on investments -- net                                         (1,635,437)
Gain (Loss) on                                                                                                   -------------
Investments -- Net  Net Increase in Net Assets Resulting from Operations                                            $1,983,214
(Notes 1b, 1d & 3):                                                                                              =============

                    See Notes to Financial Statements.





Statements of Changes in Net Assets
                                                                                              For the Six         For the
                                                                                             Months Ended        Year Ended
                                                                                               April 30,        October 31,
                                                                                                  1997              1996

Increase (Decrease) in Net Assets:

Operations:         Investment income -- net                                                      $2,825,826        $5,683,601
                    Realized gain on investments -- net                                              792,825         1,475,289
                    Change in unrealized appreciation/depreciation on investments -- net          (1,635,437)       (1,066,500)
                                                                                               -------------     -------------
                    Net increase in net assets resulting from operations                           1,983,214         6,092,390
                                                                                               -------------     -------------

Dividends &         Investment income -- net:
Distributions to    Common Stock                                                                  (2,339,291)       (4,660,309)
Shareholders        Preferred Stock                                                                 (328,656)         (980,749)
(Note 1e):          Realized gain on investments -- net:
                    Common Stock                                                                    (873,551)         (566,101)
                    Preferred Stock                                                                 (181,812)         (134,351)
                                                                                               -------------     -------------
                    Net decrease in net assets resulting from dividends and distributions
                    to shareholders                                                               (3,723,310)       (6,341,510)
                                                                                               -------------     -------------

Net Assets:         Total decrease in net assets                                                  (1,740,096)         (249,120)
                    Beginning of period                                                          110,768,770       111,017,890
                                                                                               -------------     -------------
                    End of period*                                                              $109,028,674      $110,768,770
                                                                                               =============     =============
                    *Undistributed investment income -- net                                         $967,326          $809,447
                                                                                               =============     =============
                    See Notes to Financial Statements.



Financial Highlights

                                                                     For the
The following per share data and ratios have been derived           Six Months
from information provided in the financial statements.                Ended
                                                                    April 30,            For the Year Ended October 31,
                                                                       1997            1996      1995      1994      1993
Increase (Decrease) in Net Asset Value:

Per Share             Net asset value, beginning of period             $12.03         $12.07    $11.18    $13.23    $11.95
Operating                                                             -------        -------   -------   -------   -------
Performance:          Investment income -- net                            .42            .85       .88       .91       .99
                      Realized and unrealized gain (loss) on
                      investments -- net                                 (.12)           .05       .95     (1.76)     1.28
                                                                      -------        -------   -------   -------   -------
                      Total from investment operations                    .30            .90      1.83      (.85)     2.27
                                                                      -------        -------   -------   -------   -------
                      Less dividends and distributions to
                      Common Stock shareholders:
                      Investment income -- net                           (.35)          (.69)     (.71)     (.78)     (.88)
                      Realized gain on investments -- net                (.13)          (.08)     (.05)     (.28)       --
                                                                      -------        -------   -------   -------   -------
                      Total dividends and distributions to Common
                      Stock shareholders                                 (.48)          (.77)     (.76)    (1.06)     (.88)
                                                                      -------        -------   -------   -------   -------
                      Effect of Preferred Stock activity:
                      Dividends and distributions to
                      Preferred Stock shareholders:
                      Investment income -- net                           (.05)          (.15)     (.17)     (.10)     (.11)
                      Realized gain on investments -- net                (.03)          (.02)     (.01)     (.04)       --
                                                                      -------        -------   -------   -------   -------
                      Total effect of Preferred Stock activity           (.08)          (.17)     (.18)     (.14)     (.11)
                                                                      -------        -------   -------   -------   -------
                      Net asset value, end of period                   $11.77         $12.03    $12.07    $11.18    $13.23
                                                                      =======        =======   =======   =======   =======
                      Market price per share, end of period           $11.375        $10.875    $10.75    $9.875    $14.25
                                                                      =======        =======   =======   =======   =======
Total Investment      Based on market price per share                    9.14%++++      8.54%    16.98%   (24.38%)   19.63%
Return:**                                                             =======        =======   =======   =======   =======
                      Based on net asset value per share                 2.09%++++      6.94%    16.01%    (7.78%)   18.50%
                                                                      =======        =======   =======   =======   =======
Ratios to Average     Expenses                                            .81%*          .82%      .83%      .80%      .86%
Net Assets:***                                                        =======        =======   =======   =======   =======
                      Investment income -- net                           5.17%*         5.15%     5.54%     5.40%     5.82%
                                                                      =======        =======   =======   =======   =======
Supplemental          Net assets, net of Preferred Stock, end
Data:                 of period (in thousands)                        $79,029        $80,769   $81,018   $75,075   $87,553
                                                                      =======        =======   =======   =======   =======
                      Preferred Stock outstanding, end of period
                      (in thousands)                                  $30,000        $30,000   $30,000   $30,000   $30,000
                                                                      =======        =======   =======   =======   =======
                      Portfolio turnover                                62.33%        193.24%   165.22%    65.74%    34.31%
                                                                      =======        =======   =======   =======   =======
Leverage:             Asset coverage per $1,000                        $3,634         $3,692    $3,701    $3,503    $3,916
                                                                      =======        =======   =======   =======   =======
Dividends Per Share   Investment income -- net                           $274           $817      $949      $573      $626
On Preferred Stock                                                    =======        =======   =======   =======   =======
Outstanding:+

*    Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
***  Do not reflect the effect of dividends to Preferred Stock shareholders.
+ Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
++++ Aggregate total investment return.

     See Notes to Financial Statements.

Taurus MuniNew York Holdings, Inc.                       April 30, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Taurus MuniNew York Holdings, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MNY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter market and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Short-term securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund including valuations furnished by a pricing service retained by the Fund which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margins as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1997 were $64,508,579 and $66,145,222, respectively.

Net realized and unrealized gains as of April 30, 1997 were as follows:

                                Realized                      Unrealized
                                 Gains                           Gains

Long-term investments           $792,825                      $3,250,530
                              ----------                      ----------
Total                           $792,825                      $3,250,530
                              ==========                      ==========

As of April 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $3,250,530, of which $3,586,076 related to appreciated securities and $335,546 related to depreciated securities. The aggregate cost of investments at April 30, 1997 for Federal income tax purposes was $104,338,867.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
For the six months ended April 30, 1997, shares issued and outstanding remained constant at 6,714,921. At April 30, 1997, total paid-in capital amounted to $74,366,506.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1997 was 3.72%.

As of April 30,1997, there were 1,200 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $25,135 as commissions.

5. Subsequent Event:
On May 9, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.056999 per share, payable on May 29, 1997 to shareholders of record as of May 19, 1997.

 Unaudited Financial Statements for the Combined Fund on a Pro Forma Basis, as
                               of April 30, 1997

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                    MUNIYIELD NEW YORK INSURED FUND II, INC.
                     AND TAURUS MUNINEWYORK HOLDINGS, INC.

                      SCHEDULE OF INVESTMENTS (UNAUDITED)

                                 APRIL 30, 1997

                                 (IN THOUSANDS)

--------------------------------------------------------------------------------

                                           MUNIYIELD                  PRO FORMA
                                           NEW YORK        TAURUS        FOR
                                            INSURED     MUNINEWYORK   COMBINED
 New York--98.4%                         FUND II, INC. HOLDINGS, INC.   FUND
-------------------------------------------------------------------------------
 TOTAL FACE
   AMOUNT              ISSUE                 VALUE         VALUE        VALUE
-------------------------------------------------------------------------------
  $ 4,000   Albany County, New York,
             Airport Authority,
             Airport Revenue Bonds,
             RITR, AMT, Series RI-97-
             7, 7.17% due
             12/15/2023(f)(h).........     $  4,050       $    --     $  4,050
    3,000   Allegany County, New York,
             IDA, Solid Waste Disposal
             Facility Revenue Bonds
             (Atlantic Richfield
             Company), AMT, 6.625% due
             9/01/2016................          --           3,170       3,170
    1,020   Buffalo, New York, Series
             B, GO, UT, 5.375% due
             2/01/2014(d).............          983            --          983
    1,600   Buffalo, New York, Sewer
             Authority Revenue Bonds,
             Series F, 6% due
             7/01/2013(b).............          --           1,695       1,695
            Metropolitan
             Transportation Authority,
             New York, Commuter
             Facilities Revenue
             Bonds(c):
    2,990   Refunding, Series A,
             6.125% due 7/01 /2012....        3,087            --        3,087
   11,500   Refunding Series B, 6.25%
             due 7/01/2017............       11,942            --       11,942
    8,650   Refunding, Series B, 6.25%
             due 7/01/2022............        8,952            --        8,952
    2,070   Series A, 6.375% due
             7/01/2018................        2,181            --        2,181
    1,400   Series A, 6.50% due
             7/01/2024................        1,494            --        1,494
            Metropolitan
             Transportation Authority,
             New York, Dedicated Tax
             Fund, Series A(c):
    3,500   5.25% due 4/01/2021.......        3,278            --        3,278
   22,735   5.25% due 4/01/2026.......       19,309          1,862      21,171
    3,000   Metropolitan
             Transportation Authority,
             New York, Transit
             Facilities Service
             Contract, Refunding,
             Series 5, 7% due
             7/01/2012................          --           3,222       3,222
            Metropolitan
             Transportation Authority,
             New York, Transportation
             Facilities Revenue Bonds:
    5,650   Series J, 6.375% due
             7/01/2010(b).............        6,031            --        6,031
    5,000   Series J, 6.50% due
             7/01/2018(b).............        5,354            --        5,354
    5,000   Series O, 6.375% due
             7/01/2020(c).............        5,245            --        5,245
    1,005   Mount Sinai, New York,
             Union Free School
             District, Refunding, GO,
             UT, 6.20% due
             2/15/2019(d).............        1,083            --        1,083
    1,850   Municipal Assistance
             Corporation for City of
             Troy, New York, Series A,
             5.00% due 1/15/2016(c)...          --           1,702       1,702
    2,000   Nassau County, New York,
             Refunding Combined (COMB
             Sewer Districts), Series
             G, GO, UT, 5.40% due
             1/15/2012(c).............        1,987            --        1,987
            Nassau County, New York,
             GO, UT, Series P(b):
    3,250   6.50% due 11/01/2010......        3,548            --        3,548
    3,685   6.50% due 11/01/2011......        4,023            --        4,023

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                    MUNIYIELD NEW YORK INSURED FUND II, INC.
                     AND TAURUS MUNINEWYORK HOLDINGS, INC.

                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 APRIL 30, 1997

                                 (IN THOUSANDS)

--------------------------------------------------------------------------------

                                           MUNIYIELD                  PRO FORMA
                                           NEW YORK        TAURUS        FOR
                                            INSURED     MUNINEWYORK   COMBINED
 New York (continued)                    FUND II, INC. HOLDINGS, INC.   FUND
-------------------------------------------------------------------------------
 TOTAL FACE
   AMOUNT              ISSUE                 VALUE         VALUE        VALUE
-------------------------------------------------------------------------------
 $ 2,000    Nassau County, New York,
             IDA, Civic Facilities
             Revenue Bonds (Cold
             Spring Harbor Laboratory
             Project), VRDN, 4.35% due
             7/01/2019(a).............     $  2,000       $    --     $  2,000
   5,000    New York City, New York,
             Educational Construction
             Fund Revenue Bonds,
             Junior Sub-Lien, 5.50%
             due 4/01/2026(d).........        2,402          2,402       4,804
            New York City, New York,
             GO, UT, Series B (Fiscal
             92):
   5,000    7.50% due 2/01/2006.......        5,541            --        5,541
   2,000    7% due 2/01/2017(d).......        2,173            --        2,173
   2,000    7% due 2/01/2018(d).......        2,173            --        2,173
   2,500    New York City, New York,
             GO, UT, Series F, 5.75%
             due 2/01/2019............        2,372            --        2,372
            New York City, New York,
             IDA, Civic Facility
             Revenue Bonds:
   1,600    (National Audobon
             Society), VRDN, 3.75% due
             12/01/2014(a)............        1,600            --        1,600
  12,500    (USTA National Tennis
             Center Project), 6.375%
             due 11/15/2014(f)........       13,303            --       13,303
     300    New York City, New York,
             IDA, Civic Facility
             Revenue Bonds (National
             Audobon Society), VRDN,
             4.25% due 12/01/2014(a)..          --             300         300
            New York City, New York,
             IDA, Special Facility
             Revenue Bonds, RITR, AMT,
             Series 5:
   5,000    6.945% due 1/01/2024......        4,975            --        4,975
   2,200    7.645% due 1/01/2024......          --           2,209       2,209
   2,000    New York City, New York,
             IDA, Special Facility
             Revenue Bonds (1990
             AMR/American Airlines
             Inc. Project), AMT, 7.75%
             due 7/01/2019............          --           2,107       2,107
            New York City, New York,
             Municipal Water Finance
             Authority, Water and
             Sewer System Revenue
             Bonds:
   6,000    Refunding (Fiscal 1997),
             Series A, 5.375% due
             6/15/2026(f).............        5,675            --        5,675
   5,000    RIB, 6.825% due
             6/15/2025(h).............        5,006            --        5,006
   3,375    RITR, 7.475% due
             6/15/2025(h).............          --           3,379       3,379
   3,350    Series A-1994, 7.00% due
             6/15/2015(b).............        1,455          2,156       3,611
   1,760    Series A, 7% due
             6/15/2001(b)(g)..........        1,925            --        1,925
   1,290    Series A, 6.75% due
             6/15/2017................          --           1,383       1,383
   4,100    VRDN, Series A, 4.25% due
             6/15/2025(a)(b)..........        4,100            --        4,100
   5,600    VRDN, Series C, 4.45% due
             6/15/2023(a)(b)..........        4,600          1,000       5,600
     280    VRDN, Series G, 4.45% due
             6/15/2024(a)(b)..........          --             280         280

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                    MUNIYIELD NEW YORK INSURED FUND II, INC.
                     AND TAURUS MUNINEWYORK HOLDINGS, INC.

                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 APRIL 30, 1997

                                 (IN THOUSANDS)

--------------------------------------------------------------------------------

                                               MUNIYIELD     TAURUS    PRO FORMA
                                               NEW YORK    MUNINEWYORK    FOR
                                                INSURED     HOLDINGS,  COMBINED
 New York (continued)                        FUND II, INC.    INC.       FUND
--------------------------------------------------------------------------------
 TOTAL FACE
   AMOUNT                ISSUE                   VALUE        VALUE      VALUE
--------------------------------------------------------------------------------
 $ 1,000    New York City, New York, Trust
             for Cultural Resources
             Revenue Bonds (Soloman R.
             Guggenheim), VRDN, Series B,
             4.25% due 12/01/2015(a)......     $    --      $  1,000   $  1,000
            New York State Dormitory
             Authority Revenue Bonds:
  11,165    (City University), Third
             Generation Reserves, Series
             2, 6.875% due 7/01/2014(c)...       12,285          --      12,285
   3,000    (City University System),
             Third Resolution, Series 1,
             6.25% due 7/01/2016(d).......        3,138          --       3,138
   3,640    (City University System),
             Third Resolution, Series 1,
             6.25% due 7/01/2020(d).......        3,786          --       3,786
   6,290    (City University System),
             Third Resolution, Series 1,
             6.30% due 7/01/2024(d).......        6,565          --       6,565
   1,000    (Consolidated City University
             System), Second Generation,
             Series A, 5.75% due
             7/01/2018(f).................        1,017          --       1,017
   9,400    (Cornell University), VRDN,
             Series B, 4.25% due
             7/01/2025(a).................        9,400          --       9,400
  13,000    (Department of Health), 5.50%
             due 7/01/2025................        8,300        3,689     11,989
   6,000    (Ithaca College), 5.25% due
             7/01/2026(d).................          --         5,585      5,585
   2,340    (Mental Health Services
             Facilities Improvement),
             Series B, 6.00% due
             8/15/2016....................          --         2,361      2,361
  14,750    (Mental Health Services
             Facilities Improvement),
             Series B, 5.125% due
             8/15/2021(c).................       11,483        2,067     13,550
   2,370    (Mental Health Services
             Facilities Improvement),
             Series B, 5.375% due
             2/15/2026....................          --         2,144      2,144
   6,000    (Mount Sinai School of
             Medicine), Series A, 5.15%
             due 7/01/2024(c).............        5,515          --       5,515
   1,000    Refunding (Colgate
             University), 6% due
             7/01/2016(c).................        1,045          --       1,045
   3,765    Refunding (Mental Health
             Services Facilities
             Improvement), Series E, 5.25%
             due 2/15/2018(d).............        3,547          --       3,547
   1,750    Refunding (Mount Sinai School
             of Medicine), 6.75% due
             7/01/2009(c).................        1,899          --       1,899
   4,500    Refunding (State University
             Educational Facilities),
             Series A, 5.875% due
             5/15/2011(b).................        4,677          --       4,677
   1,500    Refunding (State University
             Educational Facilities),
             Series A, 5.50% due
             5/15/2019....................          --         1,421      1,421
   2,000    Refunding (State University
             Educational Facilities),
             Series B, 7% due 5/15/2016...        2,128          --       2,128
   2,250    (Saint Joseph's Health
             Hospital), 5.25% due
             7/01/2018(c).................        2,118          --       2,118
   1,050    (Saint John's University),
             6.875% due 7/01/2011(d)......        1,136          --       1,136
   1,000    (State University Athletic
             Facilities), 7.25% due
             7/01/2021....................          --         1,084      1,084
   8,500    (State University Educational
             Facilities), 5.50% due
             5/15/2026....................        5,551        2,313      7,864

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                    MUNIYIELD NEW YORK INSURED FUND II, INC.
                      AND TAURUS MUNINEWYORK HOLDINGS,INC.

                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 APRIL 30, 1997

                                 (IN THOUSANDS)

--------------------------------------------------------------------------------
                                              MUNIYIELD      TAURUS    PRO FORMA
                                               NEW YORK    MUNINEWYORK    FOR
                                               INSURED      HOLDINGS,  COMBINED
 New York (continued)                        FUND II, INC.    INC.       FUND
--------------------------------------------------------------------------------
 TOTAL FACE
   AMOUNT               ISSUE                   VALUE         VALUE      VALUE
--------------------------------------------------------------------------------
            New York State Energy
             Research and Development
             Authority, Facilities
             Revenue Bonds (Consolidated
             Edison Company, Inc.), AMT,
             Series A:
 $ 8,950    6.75% due 1/15/2027(c).......      $  7,332     $  2,110   $  9,442
   3,785    6.75% due 1/15/2027(d).......         3,993          --       3,993
            New York State Energy
             Research and Development
             Authority, Gas Facilities
             Revenue Bonds (Brooklyn
             Union Gas Co.), AMT(c):
  12,000    Series A, 6.75% due
             2/01/2024...................        12,948          --      12,948
   6,255    Series B, 6.75% due
             2/10/2024...................         5,366        1,347      6,713
   3,600    New York State Energy
             Research and Development
             Authority, PCR, Refunding
             (Rochester Gas and Electric
             Project), AMT, Series B,
             6.50% due 5/15/2032(c)......         3,742          --       3,742
   5,000    New York State Environmental
             Facilities Corporation, PCR,
             RITR, Series RI-1, 6.745%
             due 6/15/2014...............         5,081          --       5,081
     200    New York State Environmental
             Facilities Corporation,
             Resource Recovery Revenue
             Bonds (OFS Equity Huntington
             Project), VRDN, AMT, 4.50%
             due 11/01/2014(a)...........           200          --         200
  13,265    New York State Environmental
             Facilities Corporation,
             Special Obligation Revenue
             Refunding Bonds (Riverbank
             State Park), 5.125% due
             4/01/2022(d)................        10,352        1,838     12,190
    1,800   New York State HFA, Housing
             Project Mortgage Revenue
             Refunding Bonds, Series A,
             6.10% due 11/01/2015(f).....         1,830          --       1,830
    1,065   New York State, HFA, M/F
             Housing Revenue Bonds, AMT,
             Series A, 7.75% due
             11/01/2020(d)...............           --         1,134      1,134
            New York State Local
             Government Assistance
             Corporation:
    2,000   Series D, 5.00% due
             4/01/2023...................           --         1,760      1,760
    2,100   VRDN, Series G, 4.50% due
             4/01/2025(a)................         2,100          --       2,100
            New York State Medical Care
             Facilities Finance Agency
             Revenue Bonds:
    2,485   (Brookdale Hospital Medical
             Center), Series A, 6.85% due
             2/15/2017...................           --         2,607      2,607
    3,000   (Mental Health), Series E,
             6.50% due 8/15/2015(f)......         3,184          --       3,184
    4,330   (Mental Health), Series F,
             6.50% due 8/15/2012(f)......         4,563          --       4,563
    2,790   (Health Center Project-
             Secured Mortgage), Series A,
             6.375% due 11/15/2019(d)....         2,935          --       2,935
   12,850   (New York Hospital Mortgage),
             Series A, 6.80% due
             8/15/2024(d)(e).............        13,987          --      13,987
   11,750   (New York Hospital Mortgage),
             Series A, 6.50% due
             8/15/2029(d)(e).............        12,456          --      12,456

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                    MUNIYIELD NEW YORK INSURED FUND II, INC.
                     AND TAURUS MUNINEWYORK HOLDINGS, INC.

                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 APRIL 30, 1997

                                 (IN THOUSANDS)

--------------------------------------------------------------------------------

                                               MUNIYIELD     TAURUS    PRO FORMA
                                               NEW YORK    MUNINEWYORK    FOR
                                                INSURED     HOLDINGS,  COMBINED
 New York (continued)                        FUND II, INC.    INC.       FUND
--------------------------------------------------------------------------------
 TOTAL FACE
   AMOUNT                ISSUE                   VALUE        VALUE      VALUE
--------------------------------------------------------------------------------
  $ 5,200   Refunding (Hospital and
             Nursing Home), Series C,
             6.375% due 8/15/2029(c)......     $  5,407     $    --    $  5,407
            New York State Mortgage
             Agency, Homeownership Revenue
             Bonds:
    3,270   AMT, Series 44, 7.50% due
             4/01/2026....................          --         3,509      3,509
    7,085   AMT, Series 50, 6.625% due
             4/01/2025....................        4,739        2,568      7,307
    1,000   AMT, Series 58, 6.40% due
             4/01/2027....................        1,017          --       1,017
    5,750   AMT, Series HH-3, 7.95% due
             4/01/2022....................          --         6,039      6,039
    1,100   Series EE-2, 7.50% due
             4/01/2016....................          --         1,156      1,156
    1,000   Series 43, 6.45% due
             10/01/2017(c)................        1,060          --       1,060
    4,550   New York State Mortgage Agency
             Revenue Bonds, Series B-41,
             6.30% due 10/01/2017.........          --         4,740      4,740
            New York State Thruway
             Authority, General Revenue
             Bonds:
    7,700   Series B, 5% due 1/01/2020(c).        5,974          892      6,866
    1,000   VRDN, 5% due 1/01/2024(a)(b)..        1,000          --       1,000
   11,000   New York State Thruway
             Authority, Highway and Bridge
             Trust Fund, UT, Series B,
             6.25% due 4/01/2012(b).......       11,599          --      11,599
    8,830   New York State Urban
             Development Corporation
             Revenue Bonds (Correctional
             Capital Facilities), Series
             6, 5.375% due 1/01/2025......          --         7,990      7,990
            New York State Urban
             Development Corporation
             Revenue Refunding Bonds:
    2,295   (Correctional Capital
             Facilities), Series A, 5.25%
             due 1/01/2014(f).............        2,209          --       2,209
    8,675   (Correctional Facilities),
             5.375% due 1/01/2012(c)......        8,515          --       8,515
    6,000   (Correctional Facilities),
             Series A, 5% due
             1/01/2017(d).................        5,447          --       5,447
    3,265   (University Facilities
             Grants), 5.50% due 1/01/2015.          --         3,126      3,126
   1,000    Niagara Falls, New York, Water
             Treatment Plant, UT, AMT,
             7.25% due 11/01/2010(c)......        1,157          --       1,157
            North Hempstead, New York, GO,
             Refunding, Series B, UT(b):
   1,745    6.40% due 4/01/2013...........        1,916          --       1,916
     555    6.40% due 4/01/2017...........          607          --         607
            Oswego County, New York,
             Public Improvement Bonds, UT:
   1,100    6.70% due 6/15/2010...........        1,231          --       1,231
   1,100    6.70% due 6/15/2011...........        1,232          --       1,232
   1,100    6.70% due 6/15/2012...........        1,232          --       1,232

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                    MUNIYIELD NEW YORK INSURED FUND II, INC.
                     AND TAURUS MUNINEWYORK HOLDINGS, INC.

                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                 APRIL 30, 1997
                                 (IN THOUSANDS)

--------------------------------------------------------------------------------

                                             MUNIYIELD      TAURUS    PRO FORMA
                                              NEW YORK    MUNINEWYORK    FOR
                                              INSURED      HOLDINGS,  COMBINED
 New York (continued)                       FUND II, INC.    INC.       FUND
-------------------------------------------------------------------------------
 TOTAL FACE
   AMOUNT               ISSUE                  VALUE         VALUE      VALUE
-------------------------------------------------------------------------------
 $ 4,000    Port Authority of New York
             and New Jersey, RITR,
             Series FR3-108th, AMT,
             6.885% due 1/15/2017(f)(h).      $  4,080     $    --    $  4,080
            Port Authority of New York
             and New Jersey,
             Consolidated Revenue Bonds:
            71st Series, 6.50% due
   5,000     1/15/2026(b)...............         2,109        3,146      5,255
            72nd Series, 7.35% due
  11,000     10/01/2002(g)..............         9,013        3,380     12,393
            72nd Series, 7.40% due
   3,000     10/01/2002(d)(g)...........         3,391          --       3,391
   6,000    109th Series (Fourth
             Installment), 5.375% due
             1/15/2032..................         4,698          939      5,637
   1,200    Port Authority of New York
             and New Jersey, Special
             Obligation Revenue Bonds
             (Versatile Structure
             Obligation), VRDN, AMT,
             Series 1, 4.25% due
             8/01/2028(a)...............         1,200          --       1,200
            Syracuse, New York, COP,
             (Syracuse Hancock
             International Airport),
             AMT(b):
   3,650    6.625% due 1/01/2012........         3,872          --       3,872
   3,120    6.50% due 1/01/2017.........         3,255          --       3,255
   5,100    Syracuse, New York, IDA,
             Civic Facility Revenue
             Bonds (Multi-Modal Syracuse
             University Project), VRDN,
             4.25% due 3/01/2023(a).....         2,200        2,900      5,100
            Triborough Bridge and Tunnel
             Authority, New York,
             General Purpose Revenue
             Bonds:
            Refunding, Series Y, 6.125%
   6,000     due 1/01/2021(i)...........         4,241        2,120      6,361
            Series B, 5.20% due
   6,150     1/01/2027..................         5,654          --       5,654
   4,000    Triborough Bridge and Tunnel
             Authority, New York
             (Convention Center
             Project), Series E, 7.25%
             due 1/01/2010..............           --         4,477      4,477
            Triborough Bridge and Tunnel
             Authority, New York,
             Special Obligation
             Refunding Bonds:
   6,575    6.25% due 1/01/2012(d)......         6,868          --       6,868
            Series A, 6.625% due
   6,975     1/01/2017(c)...............         7,452          --       7,452
            Series B, 6.875% due
   2,000     1/01/2015(c)...............         2,151          --       2,151
            Series B, 6.875% due
   1,000     1/01/2015(b)...............         1,075          --       1,075
            Series B, 6.875% due
   5,150     1/01/2015(d)...............         5,538          --       5,538
   5,000    Upper Mohawk Valley, New
             York, Regional Water
             Finance Authority, Water
             Systems Revenue Refunding
             Bonds, Series A, 5.125% due
             10/01/2026(f)..............         4,565          --       4,565

                     COMBINED SCHEDULE OF INVESTMENTS FOR
                   MUNIYIELD NEW YORK INSURED FUND II, INC.
                     AND TAURUS MUNINEWYORK HOLDINGS, INC.

                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONCLUDED)
                                APRIL 30, 1997
                                (IN THOUSANDS)


-------------------------------------------------------------------------------

                                              MUNIYIELD      TAURUS    PRO FORMA
                                               NEW YORK    MUNINEWYORK    FOR
                                               INSURED      HOLDINGS,  COMBINED
 Puerto Rico -- 0.2%                         FUND II, INC.    INC.       FUND
--------------------------------------------------------------------------------
 TOTAL FACE
   AMOUNT                ISSUE                  VALUE         VALUE      VALUE
--------------------------------------------------------------------------------
 $  200     Puerto Rico Commonwealth,
             Government Development Bank,
             Refunding, VRDN, 4.30% due
             12/01/2015(a)................     $    --      $    200   $    200
  1,150     Puerto Rico Commonwealth,
             Highway and Transportation
             Authority, Highway Revenue
             Bonds, Series Y, 5.50% due
             7/01/2036....................          --         1,080      1,080
--------------------------------------------------------------------------------
            Total Investment (cost -- $        $441,210     $107,589   $548,799
            529,617) -- 98.6%.............     ========     ========   ========

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
(b) FGIC Insured.
(c) MBIA Insured.
(d) AMBAC Insured.
(e) FHA Insured.
(f) FSA Insured.
(g) Prerefunded.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
(i) CAPMAC Insured.
 * Not Rated.
 + Highest short-term rating by Moody's Investors Service, Inc.

PORTFOLIO ABBREVIATIONS

To simplify the listing of MuniYield New York Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
GO    General Obligation Bonds
HFA   Housing Finance Authority
IDA   Industrial Development Authority
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
RIB   Residual Interest Bonds
RITR  Residual Interest Trust Receipts
UT    Unlimited Tax
VRDN  Variable Rate Demand Notes

  The following unaudited pro forma Combined Statement of Assets, Liabilities and Capital for the Combined Fund has been derived from the Statements of Assets, Liabilities and Capital of the respective Funds at April 30, 1997 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at April 30, 1997. The pro forma Combined Statement of Assets, Liabilities and Capital is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated at April 30, 1997. The pro forma Combined Statement of Assets, Liabilities and Capital should be read in conjunction with the Funds' financial statements and related notes thereto which are included in this Joint Proxy Statement and Prospectus.

             COMBINED STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                             AS OF APRIL 30, 1997
                                  (UNAUDITED)

                            MUNIYIELD
                            NEW YORK         TAURUS                      PRO FORMA
                             INSURED      MUNINEWYORK                       FOR
                          FUND II, INC.  HOLDINGS, INC. ADJUSTMENTS    COMBINED FUND
                          -------------  -------------- -----------    -------------
ASSETS:
Investments, at value...  $441,209,989    $107,589,397  $         0    $548,799,386
Cash....................        46,554          22,027            0          68,581
Interest Receivable.....     7,210,796       1,604,820            0       8,815,616
Deferred organization
 expenses...............         4,575               0            0           4,575
Prepaid expenses and
 other assets...........        14,968           6,535            0          21,503
                          ------------    ------------  -----------    ------------
    Total assets........   448,486,882     109,222,779            0     557,709,661
                          ------------    ------------  -----------    ------------
LIABILITIES:
Payables:
 Dividends to
  shareholders..........       459,452         114,012    3,012,600(1)    3,586,064
 Investment adviser.....       161,096          44,379                      205,475
Accrued expenses and
 other liabilities......       249,388          35,714      138,086(2)      423,188
                          ------------    ------------  -----------    ------------
    Total liabilities...       869,936         194,105    3,150,686       4,214,727
                          ------------    ------------  -----------    ------------
Net Assets..............  $447,616,946    $109,028,674  $(3,150,686)   $553,494,934
                          ============    ============  ===========    ============
CAPITAL:
Capital Stock
 (200,000,000 shares of
 each fund authorized;
 200,000,000 shares as
 adjusted); Preferred
 Stock, par value $.05
 per share (5,760 shares
 of MuniYield New York
 Insured Fund II, Inc.
 AMPS*, and 1,200 shares
 of Taurus MuniNewYork
 Holdings, Inc. AMPS*
 issued and outstanding
 at $25,000 liquidation
 preference; 6,960
 shares for the Combined
 Fund, as adjusted).....  $144,000,000    $ 30,000,000  $         0    $174,000,000
Common Stock, par value
 $.10 per share
 (21,195,037 shares of
 MuniYield New York
 Insured Fund II, Inc.
 Common Stock, and
 6,714,921 shares of
 Taurus MuniNewYork
 Holdings, Inc. Common
 Stock issued and
 outstanding; 26,642,086
 shares for the Combined
 Fund, as adjusted).....     2,119,504         671,492     (126,787)      2,664,209
Paid-in-capital in
 excess of par..........   305,895,835      73,695,014      (11,299)    379,579,550
Undistributed investment
 income -- net..........     1,600,962         967,326   (2,568,288)              0
Accumulated realized
 capital gains (losses)
 on investments -- net..   (21,930,967)        444,312     (444,312)    (21,930,967)
Unrealized appreciation
 on investments -- net..    15,931,612       3,250,530            0      19,182,142
                          ------------    ------------  -----------    ------------
Total -- Equivalent to
 $14.32 net asset value
 per share of MuniYield
 New York Insured Fund
 II, Inc. Common Stock,
 and $11.77 net asset
 value per share of
 Taurus MuniNewYork
 Holdings, Inc. Common
 Stock and $14.24 net
 asset value per share
 for the Combined Fund,
 as adjusted............   303,616,946      79,028,674   (3,150,686)    379,494,934
                          ------------    ------------  -----------    ------------
Total Capital...........  $447,616,946    $109,028,674  $(3,150,686)   $553,494,934
                          ============    ============  ===========    ============

--------
  * Auction Market Preferred Stock (AMPS).
(1) Assumes the distribution of undistributed investment income and undistributed capital gains.

(2) Reflects the charge for estimated Reorganization expenses of $200,000 and anticipated savings of combining the Funds.

  The following unaudited pro forma Combined Statement of Operations for the Combined Fund has been derived from the statements of operations of the respective Funds for the six months ended April 30, 1997, and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on April 30, 1997. The pro forma Combined Statement of Operations is presented for informational purposes only and does not purport to be indicative of the results of operations that actually would have resulted if the Reorganization had been consummated on November 1, 1996 nor which may result from future operations. The pro forma Combined Statement of Operations should be read in conjunction with the Funds' financial statements and related notes thereto which are included in this Joint Proxy Statement and Prospectus.

                       COMBINED STATEMENT OF OPERATIONS

                 FOR THE SIX MONTHS ENDED APRIL 30, 1997
                                  (UNAUDITED)

                           MUNIYIELD
                           NEW YORK      TAURUS
                            INSURED    MUNINEWYORK                   PRO FORMA
                           FUND II,     HOLDINGS,                       FOR
                             INC.         INC.      ADJUSTMENTS    COMBINED FUND
                          -----------  -----------  -----------    -------------
INVESTMENT INCOME:
 Interest and
  amortization of premium
  and discount earned.... $ 9,855,986  $3,265,764    $       0      $13,121,750
EXPENSES:
 Investment advisory
  fees...................     856,191     272,951            0        1,129,142
 Commission fees.........     141,803      37,208            0          179,011
 Transfer agent fees.....      44,115      23,115            0           67,230
 Professional fees.......      34,968      39,794      (32,262)(2)       42,500
 Accounting services.....      24,822      19,753       (6,575)(2)       38,000
 Directors' fees and
  expenses...............       9,799       9,552       (7,851)(2)       11,500
 Printing and shareholder
  reports................      20,871      14,077       (9,948)(2)       25,000
 Custodian fees..........      11,099       5,532            0           16,631
 Listing fees............      13,342       7,936       (5,278)(2)       16,000
 Pricing fees............       7,875       2,354            0           10,229
 Amortization of
  organization expenses..       1,962           0            0            1,962
 Other...................      14,549       7,666      200,000 (1)      222,215
                          -----------  ----------    ---------      -----------
 Total expenses..........   1,181,396     439,938      138,086        1,759,420
                          -----------  ----------    ---------      -----------
 Investment income --
   net...................   8,674,590   2,825,826     (138,086)      11,362,330
                          -----------  ----------    ---------      -----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS -- NET:
 Realized gain on
  investments -- net.....   1,326,217     792,825            0        2,119,042
 Change in unrealized
  appreciation on
  investments -- net.....  (4,382,194) (1,635,437)           0       (6,017,631)
                          -----------  ----------    ---------      -----------
 NET INCREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS............. $ 5,618,613  $1,983,214    $(138,086)     $ 7,463,741
                          ===========  ==========    =========      ===========

--------
(1) Reflects the charge for estimated Reorganization expenses of $200,000.

(2) Reflects the anticipated savings of combining the Funds.

                                                                      EXHIBIT I

                     AGREEMENT AND PLAN OF REORGANIZATION

  THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of the 12th day of September, 1997, by and between MuniYield New York Insured Fund II, Inc., a Maryland corporation ("Insured"), and Taurus MuniNewYork Holdings, Inc., a Maryland corporation ("Taurus").

                            PLAN OF REORGANIZATION

  The reorganization will comprise (a) the acquisition by Insured of all of the assets, and the assumption by Insured of all of the liabilities, of Taurus in exchange solely for an equal aggregate value of newly-issued shares of (i) common stock, par value $.10 per share, of Insured ("Insured Common Stock") and (ii) auction market preferred stock, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to be designated Series D, of Insured ("Insured Series D AMPS"), and (b) the subsequent distribution to Taurus stockholders of (x) all of the Insured Common Stock received by Taurus in exchange for their shares of common stock, par value $.10 per share, of Taurus ("Taurus Common Stock") and (y) all of the Insured Series D AMPS received by Taurus in exchange for their shares of auction market preferred stock, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) of Taurus ("Taurus AMPS"), all upon and subject to the terms hereinafter set forth (collectively, the "Reorganization").

  In the course of the Reorganization, Insured Common Stock and Insured Series D AMPS will be distributed to Taurus stockholders as follows: (i) each holder of Taurus Common Stock will be entitled to receive a number of shares of Insured Common Stock equal to the aggregate net asset value of the Taurus Common Stock owned by such stockholder on the Exchange Date (as defined in Section 7(a) of this Agreement); (ii) each holder of Taurus AMPS will be entitled to receive a number of shares of Insured Series D AMPS equal to the aggregate liquidation preference (and aggregate value) of the Taurus AMPS owned by such stockholder on the Exchange Date. In consideration therefor, on the Exchange Date Insured shall acquire all of the assets of Taurus and shall assume all of Taurus' obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise. It is intended that the Reorganization described in this Plan shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

  Prior to the Exchange Date, Taurus shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income for the period from October 31, 1996 to and including the Exchange Date, if any (computed without regard to any deduction or dividends paid), and all of its net capital gain, if any, realized for the period from October 31, 1996 to and including the Exchange Date. In this regard, the last dividend period for the Taurus AMPS prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

  Separate Articles Supplementary to Insured's Articles of Incorporation establishing the powers, rights and preferences of the Insured Series D AMPS will have been filed with the State Department of Assessments and Taxation of Maryland (the "Maryland Department") prior to the closing of the Reorganization.

  As promptly as practicable after the liquidation of Taurus pursuant to the Reorganization, Taurus shall be dissolved in accordance with the laws of the State of Maryland and will terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act").

                                   AGREEMENT

  In order to consummate the Reorganization and in consideration of the premises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Insured and Taurus hereby agree as follows:

1.Representations and Warranties of Insured.

  Insured represents and warrants to, and agrees with, Taurus that:

    (a) Insured is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Insured has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

    (b) Insured is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-6661), and such registration has not been revoked or rescinded and is in full force and effect. Insured has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify both until consummation of the Reorganization and thereafter.

    (c) Insured has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

    (d) Taurus has been furnished with Insured's Annual Report to Stockholders for the year ended October 31, 1996, and the audited financial statements appearing therein, having been examined by Deloitte & Touche LLP, independent public accountants, fairly present the financial position of Insured as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

    (e) Taurus has been furnished with Insured's Semi-Annual Report to Stockholders for the six months ended April 30, 1997, and the unaudited financial statements appearing therein fairly present the financial position of Insured as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

    (f) An unaudited statement of assets, liabilities and capital of Insured and an unaudited schedule of investments of Insured, each as of the Valuation Time (as defined in Section 3(d) of this Agreement), will be furnished to Taurus at or prior to the Exchange Date for the purpose of determining the number of shares of Insured Common Stock and Insured Series D AMPS to be issued pursuant to Section 4 of this Agreement; each will fairly present the financial position of Insured as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

    (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of Insured, threatened against Insured which assert liability on the part of Insured or which materially affect its financial condition or its ability to consummate the Reorganization. Insured is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

    (h) Insured is not a party to or obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as Insured and Taurus have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

    (i) There are no material contracts outstanding to which Insured is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (l) below) or will not otherwise be disclosed to Taurus prior to the Valuation Time.

    (j) Insured has no known liabilities of a material amount, contingent or otherwise, other than those shown on Insured's statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since April 30, 1997 and those incurred in connection with the Reorganization. As of the Valuation Time, Insured will advise Taurus in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

    (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Insured of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act or state securities laws.

    (l) The registration statement filed by Insured on Form N-14 relating to the Insured Common Stock and the Insured Series D AMPS to be issued pursuant to this Agreement, which includes the joint proxy statement of Insured and Taurus and the prospectus of Insured with respect to the transaction contemplated herein, and any supplement or amendment thereto or to the documents therein (as amended, the "N-14 Registration Statement"), on its effective date, at the time of the stockholders' meetings referred to in Section 6(a) of this Agreement and at the Exchange Date, insofar as it relates to Insured (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the joint proxy statement and prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Insured for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

    (m) Insured is authorized to issue 200,000,000 shares of capital stock, of which 2,800 shares have been designated as Series A AMPS, 1,960 shares have been designated as Series B AMPS, 1,000 shares have been designated as Series C AMPS (collectively, the "Insured AMPS"), and 199,994,240 shares have been designated as common stock, par value $.10 per share, each outstanding share of which is fully paid, nonassessable and has full voting rights.

    (n) The Insured Common Stock and Insured Series D AMPS to be issued to Taurus pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of Insured will have any preemptive right of subscription or purchase in respect thereof.

    (o) At or prior to the Exchange Date, the Insured Common Stock and Insured Series D AMPS to be transferred to Taurus on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of Taurus presently are qualified, and there are a sufficient number of such shares registered under the 1933 Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

    (p) At or prior to the Exchange Date, Insured will have obtained any and all regulatory, Director and stockholder approvals necessary to issue the Insured Common Stock and Insured Series D AMPS to Taurus.

2.Representations and Warranties of Taurus.

  Taurus represents and warrants to, and agrees with, Insured that:

    (a) Taurus is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Taurus has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

    (b) Taurus is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-5884), and such registration has not been revoked or rescinded and is in full force and effect. Taurus has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify through its final taxable year ending upon liquidation.

    (c) As used in this Agreement, the term "Investments" shall mean (i) the investments of Taurus shown on the schedule of its investments as of the Valuation Time furnished to Insured; and (ii) all other assets owned by Taurus or liabilities incurred as of the Valuation Time.

    (d) Taurus has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

    (e) Insured has been furnished with Taurus' Annual Report to Stockholders for the year ended October 31, 1996, and the audited financial statements appearing therein, having been examined by Ernst & Young LLP, independent public accountants, fairly present the financial position of Taurus as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

    (f) Insured has been furnished with Taurus' Semi-Annual Report to Stockholders for the six months ended April 30, 1997, and the unaudited financial statements appearing therein fairly present the financial position of Taurus as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

    (g) An unaudited statement of assets, liabilities and capital of Taurus and an unaudited schedule of investments of Taurus, each as of the Valuation Time, will be furnished to Insured at or prior to the Exchange Date for the purpose of determining the number of shares of Insured Common Stock and Insured Series D AMPS to be issued to Taurus pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Taurus as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

    (h) There are no material legal, administrative or other proceedings pending or, to the knowledge of Taurus, threatened against Taurus which assert liability on the part of Taurus or which materially affect its financial condition or its ability to consummate the Reorganization. Taurus is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

    (i) There are no material contracts outstanding to which Taurus is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Insured prior to the Valuation Time.

    (j) Taurus is not a party to or obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as Insured and Taurus have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

    (k) Taurus has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since April 30, 1997, and those incurred in connection with the Reorganization. As of the Valuation Time, Taurus will advise Insured in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

    (l) Taurus has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of Taurus have adequately been provided for on its books, and no tax deficiency or liability of Taurus has been asserted and no question with respect thereto has been raised by the Internal Revenue Service (the "IRS") or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

    (m) At both the Valuation Time and the Exchange Date, Taurus will have full right, power and authority to sell, assign, transfer and deliver the Investments. At the Exchange Date, subject only to the delivery of the Investments as contemplated by this Agreement, Taurus will have good and marketable title to all of the Investments, and Insured will acquire all of the Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Investments or materially affect title thereto).

    (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Taurus of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

    (o) The N-14 Registration Statement, on its effective date, at the time of the stockholders' meetings referred to in Section 6(a) of this Agreement and on the Exchange Date, insofar as it relates to Taurus (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and
  (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the joint proxy statement and prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Taurus for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

    (p) Taurus is authorized to issue 200,000,000 shares of capital stock, of which 1,200 shares have been designated as AMPS and 199,998,800 shares have been designated as common stock, par value $.10 per share, each outstanding share of which is fully paid, nonassessable and has full voting rights.

    (q) All of the issued and outstanding shares of Taurus Common Stock and Taurus AMPS were offered for sale and sold in conformity with all applicable Federal and state securities laws.

    (r) The books and records of Taurus made available to Insured and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Taurus.

    (s) Taurus will not sell or otherwise dispose of any of the shares of Insured Common Stock or Insured Series D AMPS to be received in the Reorganization, except in distribution to the stockholders of Taurus as provided in Section 4 of this Agreement.

3.The Reorganization.

  (a) Subject to receiving the requisite approvals of the stockholders of each of Insured and Taurus and to the other terms and conditions contained herein, Taurus agrees to convey, transfer and deliver to Insured for the benefit of Insured, and Insured agrees to acquire from Taurus for the benefit of Insured, on the Exchange Date all of the Investments (including interest accrued as of the Valuation Time on debt instruments) of Taurus, and assume all of the liabilities of Taurus, in exchange solely for that number of shares of Insured Common Stock and Insured Series D AMPS provided in Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable after the Exchange Date Taurus will distribute all shares of Insured Common Stock and Insured Series D AMPS received by it to its stockholders in exchange for their corresponding shares of Taurus Common Stock and Taurus AMPS. Such distribution shall be accomplished by the opening of stockholder accounts on the stock ledger records of Insured in the amounts due the stockholders of Taurus based on their respective holdings in Taurus as of the Valuation Time.

  (b) Prior to the Exchange Date, Taurus shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income for the period from October 31, 1996 to and including the Exchange Date, if any (computed without regard to any deduction or dividends paid), and all of its net capital gain, if any, realized for the period from October 31, 1996 to and including the Exchange Date. In this regard, the last dividend period for the Taurus AMPS prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

  (c) Taurus will pay, or cause to be paid, to Insured any interest it receives on or after the Exchange Date with respect to the Investments transferred to Insured hereunder.

  (d) The Valuation Time shall be 4:15 P.M., New York time, on February 6, 1998, or such earlier or later day and time as mutually may be agreed upon in writing (the "Valuation Time").

  (e) Insured will acquire all of the assets of, and assume all of the known liabilities of, Taurus, except that recourse for such liabilities will be limited to Insured. The known liabilities of Taurus as of the Valuation Time shall be confirmed in writing to Insured by Taurus pursuant to Section 2(k) of this Agreement.

  (f) Insured will file separate Articles Supplementary to its Articles of Incorporation establishing the powers, rights and preferences of the Insured Series D AMPS with the Maryland Department prior to the closing of the Reorganization.

  (g) Insured and Taurus will jointly file Articles of Transfer with the Maryland Department and any such other instrument as may be required by the State of Maryland to effect the transfer of Investments of Taurus to Insured.

  (h) Taurus will be dissolved following the Exchange Date by filing Articles of Dissolution with the Maryland Department.

  (i) As promptly as practicable after the liquidation of Taurus pursuant to the Reorganization, Taurus shall terminate its registration under the 1940 Act.

4. Issuance and Valuation of Insured Common Stock and Insured Series D AMPS in the Reorganization.

  Full shares of Insured Common Stock and Insured Series D AMPS of an aggregate net asset value or liquidation preference, as the case may be, equal (to the nearest one ten thousandth of one cent) to the value of the assets of Taurus acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of Taurus assumed by Insured, shall be issued by Insured in exchange for such assets of Taurus, plus cash in lieu of fractional shares. The net asset value of Insured and Taurus shall be determined as of the Valuation Time in accordance with the procedures described in (i) the prospectus of Insured, dated June 19, 1992, relating to the Insured Common Stock and (ii) the prospectus of Insured, dated September 11, 1992, relating to the Insured AMPS, and no formula will be used to adjust the net asset value so determined of either Insured or Taurus to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of the Investments of Taurus to be transferred to Insured shall be determined by Insured pursuant to the procedures utilized by Insured in valuing its own assets and determining its own liabilities for purposes of the Reorganization. Such valuation and determination shall be made by Insured in cooperation with Taurus and shall be confirmed in writing by Insured to Taurus. The net asset value per share of the Insured Common Stock and the liquidation preference per share of the Insured Series D AMPS shall be determined in accordance with such procedures and Insured shall certify the computations involved. Insured shall issue to Taurus separate certificates or share deposit receipts for the Insured Common Stock and the Insured Series D AMPS, each registered in the name of Taurus. Taurus then shall distribute the Insured Common Stock and the Insured Series D AMPS to its corresponding stockholders of Taurus Common Stock and Taurus AMPS by redelivering the certificates or share deposit receipts evidencing ownership of (i) the Insured Common Stock to State Street Bank and Trust Company, as the transfer agent and registrar for the Insured Common Stock and
(ii) the Insured Series D AMPS to IBJ Schroder Bank and Trust Company, as the transfer agent and registrar for the Insured Series D AMPS. With respect to any Taurus stockholder holding certificates evidencing ownership of either the Taurus Common Stock or the Taurus AMPS as of the Exchange Date, and subject to Insured being informed thereof in writing by Taurus, Insured will not permit such stockholder to receive new certificates evidencing ownership of the Insured Common Stock or Insured Series D AMPS, exchange Insured Common Stock or Insured Series D AMPS credited to such stockholder's account for shares of other investment companies managed by Merrill Lynch Asset Management, L.P. or any of its affiliates, or pledge or redeem such Insured Common Stock or Insured Series D AMPS, in any case, until notified by Taurus or its agent that such stockholder has surrendered his or her outstanding certificates evidencing ownership of the Taurus Common Stock or the Taurus AMPS, or in the event of lost certificates, posted adequate bond. Taurus, at its own expense, will request its stockholders to surrender their outstanding certificates evidencing ownership of the Taurus Common Stock or the Taurus AMPS, as the case may be, or post adequate bond therefor.

  Dividends payable to holders of record of shares of Insured Common Stock and Insured Series D AMPS, as the case may be, as of any date after the Exchange Date and prior to the exchange of certificates by any stockholder of Taurus shall be payable to such stockholder without interest; however, such dividends shall not be paid unless and until such stockholder surrenders his or her stock certificates of Taurus for exchange.

  No fractional shares of Insured Common Stock will be issued to holders of Taurus Common Stock. In lieu thereof, Insured's transfer agent, State Street Bank and Trust Company, will aggregate all fractional shares of Insured Common Stock and sell the resulting full shares on the New York Stock Exchange at the current market price for shares of Insured for the account of all holders of fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale upon surrender of such holder's Taurus Common Stock certificates.

5.Payment of Expenses.

  (a) Insured shall pay, subsequent to the Exchange Date, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of a memorandum to the independent Directors of each of the Funds, the N-14 Registration Statement and the preparation and filing of a private letter ruling request with the IRS, expenses incurred in connection with the deregistration and dissolution of Taurus and the fees of special counsel to the Reorganization. Such fees and expenses shall include legal, accounting and state securities or blue sky fees, printing costs, filing fees, stock exchange fees, rating agency fees, portfolio transfer taxes (if any), and any similar expenses incurred in connection with the Reorganization. Neither Insured nor Taurus shall pay any expenses of its respective stockholders arising out of or in connection with the Reorganization.

  (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

6.Covenants of Insured and Taurus.

  (a) Insured and Taurus each agrees to call an annual or special meeting of its respective stockholders as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement.

  (b) Insured and Taurus each covenants to operate its respective business as presently conducted between the date hereof and the Exchange Date.

  (c) Taurus agrees that following the consummation of the Reorganization, it will liquidate and dissolve in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any Insured Common Stock or Insured Series D AMPS other than to the stockholders of Taurus and without first paying or adequately providing for the payment of all of Taurus' liabilities not assumed by Insured, if any, and on and after the Exchange Date it shall not conduct any business except in connection with its liquidation and dissolution.

  (d) Taurus undertakes that if the Reorganization is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that Taurus has ceased to be a registered investment company.

  (e) Insured will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Insured and Taurus agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws.

  (f) Insured and Taurus each agrees that by the Exchange Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Insured agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Taurus for its taxable period first ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, Taurus shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by Taurus with respect to Taurus' final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by Taurus (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date shall be borne by Insured.

  (g) Insured and Taurus each agrees to mail to each of its respective stockholders of record entitled to vote at the annual meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

  (h) Following the consummation of the Reorganization, Insured expects to stay in existence and continue its business as a closed-end management investment company registered under the 1940 Act.

7.Exchange Date.

  (a) Delivery of the assets of Taurus to be transferred, together with any other Investments, and the Insured Common Stock and Insured Series D AMPS to be issued, shall be made at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048, at 10:00 A.M. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by Insured and Taurus, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date". To the extent that any Investments, for any reason, are not transferable on the Exchange Date, Taurus shall cause such Investments to be transferred to Insured's account with State Street Bank and Trust Company at the earliest practicable date thereafter.

  (b) Taurus will deliver to Insured on the Exchange Date confirmations or other adequate evidence as to the tax basis of each of the Investments delivered to Insured hereunder, certified by Ernst & Young LLP.

  (c) Insured shall have made prior arrangements for the delivery on the Exchange Date of the Investments to State Street Bank and Trust Company as the custodian for Insured.

  (d) As soon as practicable after the close of business on the Exchange Date, Taurus shall deliver to Insured a list of the names and addresses of all of the stockholders of record of Taurus on the Exchange Date and the number of shares of Taurus Common Stock and Taurus AMPS owned by each such stockholder, certified to the best of their knowledge and belief by the transfer agent for the Taurus Common Stock and the Taurus AMPS, as applicable, or by its President.

8.Insured Conditions.

  The obligations of Insured hereunder shall be subject to the following conditions:

    (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of two-thirds of the members of the Board of Directors of each of Insured and Taurus and by the affirmative vote of (i) the holders of (a) a majority of the Insured Common Stock and Insured AMPS, voting together as a single class, and (b) a majority of the Insured AMPS, voting separately as a class, in each case issued and outstanding and entitled to vote thereon; and (ii) the holders of (x) a majority of the Taurus Common Stock and the Taurus AMPS, voting together as a single class, and (y) a majority of the Taurus AMPS, voting separately as a class, in each case issued and outstanding and entitled to vote thereon; and further that (iii) Insured shall have delivered to Taurus a copy of the resolution approving this Agreement adopted by Insured's Board of Directors, and a certificate setting forth the vote of Insured's stockholders obtained, each certified by the Secretary of Insured; and (iv) Taurus shall have delivered to Insured a copy of the resolution approving this Agreement adopted by Taurus' Board of Directors, and a certificate setting forth the vote of Taurus' stockholders obtained, each certified by the Secretary of Taurus.

    (b) That Taurus shall have furnished to Insured a statement of Taurus' assets, liabilities and capital, with values determined as provided in
  Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Taurus' behalf by its President (or any Vice President) and its Treasurer, and a certificate of both such officers, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Taurus since April 30, 1997, other than changes in the Investments since that date or changes in the market value of the Investments.

    (c) That Taurus shall have furnished to Insured a certificate signed by Taurus' President (or any Vice President) and its Treasurer, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Taurus made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and Taurus has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

    (d) That Taurus shall have delivered to Insured a letter from Ernst & Young LLP, dated the Exchange Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of Taurus for the period ended October 31, 1996 (which returns originally were prepared and filed by Taurus), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of Taurus for the period covered thereby; and that for the period from November 1, 1996 to and including the Exchange Date and for any taxable year of Taurus ending upon the liquidation of Taurus, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from November 1, 1996 to and including the Exchange Date and for the final taxable year of Taurus ending upon liquidation or that Taurus had not qualified as a RIC for Federal income tax purposes for the period from November 1, 1996 through liquidation of Taurus.

    (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

    (f) That Insured shall have received an opinion of Brown & Wood LLP, as counsel to both Insured and Taurus, in form and substance satisfactory to Insured and dated the Exchange Date, to the effect that (i) each of Insured and Taurus is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the Insured Common Stock and Insured Series D AMPS to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and outstanding and fully paid and nonassessable by Insured, and no stockholder of Insured has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation, as amended, or the by-laws of Insured or, to the best of such counsel's knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by each of Insured and Taurus, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and equitable principles; (iv) Taurus has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, Taurus will have duly transferred such assets and liabilities in accordance with this Agreement; (v) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by Insured and Taurus of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and under Maryland law and such as may be required under state securities or blue sky laws; (vi) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (vii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (viii) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (ix) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provision of the Articles of Incorporation, as amended, the by-laws, as amended, or any agreement (known to such counsel) to which either Insured or Taurus is a party or by which either Insured or Taurus is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the

  Reorganization; (x) neither Insured nor Taurus, to the knowledge of such counsel, is required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities or blue sky laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on Insured, Taurus, or their respective stockholders; (xi) to the best of such counsel's knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against Insured or Taurus, the unfavorable outcome of which would materially adversely affect Insured or Taurus; and (xii) all corporate actions required to be taken by Insured and Taurus to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of Insured and Taurus. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to Insured or Taurus contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of Insured and Taurus with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Insured and Taurus.

    (g) That Insured shall have received a private letter ruling from the IRS, to the effect that for Federal income tax purposes (i) the transfer of all of the Investments of Taurus to Insured in exchange solely for Insured Common Stock and Insured Series D AMPS as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Insured and Taurus will each be deemed a "party" to a Reorganization within the meaning of Section 361(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Taurus as a result of the Reorganization or on the distribution of Insured Common Stock and Insured Series D AMPS to Taurus stockholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to Insured as a result of the Reorganization; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Taurus on the receipt of Insured Common Stock and Insured Series D AMPS in exchange for their corresponding Taurus Common Stock and Taurus AMPS (except to the extent that Taurus stockholders receive cash representing an interest in fractional shares of Insured in the Reorganization); (v) in accordance with
  Section 362(b) of the Code, the tax basis of the Taurus assets in the hands of Insured will be the same as the tax basis of such assets in the hands of Taurus immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Insured Common Stock and Insured Series D AMPS received by the stockholders of Taurus in the Reorganization will be equal, in the aggregate, to the tax basis of the Taurus Common Stock and Taurus AMPS surrendered in exchange; (vii) in accordance with
  Section 1223 of the Code, a stockholder's holding period for the Insured Common Stock and Insured Series D AMPS will be determined by including the period for which such stockholder held the Taurus Common Stock and Taurus AMPS exchanged therefor, provided, that such Taurus shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Insured's holding period with respect to the Taurus assets transferred will include the period for which such assets were held by Taurus; (ix) the payment of cash to Taurus stockholders in lieu of fractional shares of Insured will be treated as though the fractional shares were distributed as part of the Reorganization and then redeemed by Insured, with the result that each Taurus stockholder will have short- or long-term capital gain or loss to the extent that the cash distribution differs from such stockholder's basis allocable to the Insured fractional shares;
  and (x) the taxable year of Taurus will end on the effective date of the Reorganization and pursuant to

  Section 381(a) of the Code and regulations thereunder, Insured will succeed to and take into account certain tax attributes of Taurus, such as earnings and profits, capital loss carryovers and method of accounting.

    (h) That Insured shall have received from Ernst & Young LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Insured, to the effect that (i) they are independent public accountants with respect to Taurus within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;
  (ii) in their opinion, the financial statements and supplementary information of Taurus included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by Insured and Taurus and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Taurus included in the N-14 Registration Statement, and inquiries of certain officials of Taurus responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Insured and Taurus and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Taurus appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) concerning Taurus (with the exception of performance comparisons, if any), has been obtained from the accounting records of Taurus or from schedules prepared by officials of Taurus having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

    (i) That the Investments to be transferred to Insured shall not include any assets or liabilities which Insured, by reason of charter limitations or otherwise, may not properly acquire or assume.

    (j) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Taurus, contemplated by the Commission.

    (k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Taurus or would prohibit the Reorganization.

    (l) That Insured shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Insured, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

    (m) That all proceedings taken by Taurus and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Insured.

    (n) That prior to the Exchange Date, Taurus shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income for the period from October 31, 1996 to and including the Exchange Date, if any (computed without regard to any deduction or dividends paid), and all of its net capital gain, if any, realized for the period from October 31, 1996 to and including the Exchange Date. In this regard, the last dividend period for the Taurus AMPS prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

9.Taurus Conditions.

  The obligations of Taurus hereunder shall be subject to the following conditions:

    (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by all of the requisite votes set forth in
  Section 8(a) of this Agreement, and that all such certificates as set forth in such Section shall have been obtained.

    (b) That Insured shall have furnished to Taurus a statement of Insured's assets, liabilities and capital, with values determined as provided in
  Section 4 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on Insured's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by such officers, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Insured since October 31, 1996, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

    (c) That Insured shall have furnished to Taurus a certificate signed by Insured's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Insured made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Insured has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

    (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

    (e) That Taurus shall have received an opinion of Brown & Wood LLP, as counsel to both Insured and Taurus, in form and substance satisfactory to Taurus and dated the Exchange Date, with respect to the matters specified in Section 8(f) of this Agreement and such other matters as Taurus reasonably may deem necessary or desirable.

    (f) That Taurus shall have received a private letter ruling from the IRS with respect to the matters specified in Section 8(g) of this Agreement.

    (g) That all proceedings taken by Insured and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Taurus.

    (h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Insured, contemplated by the Commission.

    (i) That Taurus shall have received from Deloitte & Touche LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Taurus, to the effect that (i) they were independent public accountants with respect to Insured within the meaning of the 1933 Act and the applicable published rules and regulations thereunder from June 26, 1992 to January 24, 1997; (ii) in their opinion, the financial statements and supplementary information of Insured included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

    (j) That Taurus shall have received from Ernst & Young LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Taurus, to the effect that (i) since January 24, 1997, they have served as independent public accountants with respect to Insured within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) on the basis of limited procedures agreed upon by Insured and Taurus and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Insured included in the N-14 Registration Statement, and inquiries of certain officials of Insured responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iii) on the basis of limited procedures agreed upon by Insured and Taurus and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Insured appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) concerning Insured (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Insured or from schedules prepared by officials of Insured having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

    (k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Insured or would prohibit the Reorganization.

    (l) That Taurus shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Taurus, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

10.  Termination, Postponement and Waivers.

  (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of each of Insured and Taurus) prior to the Exchange Date, or the Exchange Date may be postponed, (i) by mutual consent of the Boards of Directors of Insured and Taurus; (ii) by the Board of Directors of Insured if any condition of Insured's obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Taurus if any condition of Taurus' obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

  (b) If the transactions contemplated by this Agreement have not been consummated by June 30, 1998, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of Insured and Taurus.

  (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Insured or Taurus or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

  (d) At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either Insured or Taurus, respectively (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of their respective fund, on behalf of which such action is taken. In addition, the Boards of Directors of Insured and

Taurus have delegated to Fund Asset Management, L.P. the ability to make non-material changes to the transaction if it deems it to be in the best interests of Insured and Taurus to do so.

  (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Insured nor Taurus nor any of their officers, directors or trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, director or trustee, agent or stockholder of Insured or Taurus against any liability to the entity for which that officer, director or trustee, agent or stockholder so acts or to its stockholders to which that officer, director or trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

  (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of Insured and Taurus to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of Insured and Taurus, unless such terms and conditions shall result in a change in the method of computing the number of shares of Insured Common Stock and Insured Series D AMPS to be issued to Taurus in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of Insured and Taurus prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless Insured and Taurus promptly shall call special meetings of stockholders at which such conditions so imposed shall be submitted for approval.

11.  Other Matters.

  (a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), Insured will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

  THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MUNIYIELD NEW YORK INSURED FUND II, INC. (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to Insured's transfer agent with respect to such shares. Taurus will provide Insured on the Exchange Date with the name of any Taurus stockholder who is to the knowledge of Taurus an affiliate of it on such date.

  (b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

  (c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Insured or Taurus, in either case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Arthur Zeikel, President.

  (d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

  (e) Copies of the Articles of Incorporation, as amended, of Insured and Taurus are on file with the Maryland Department and notice is hereby given that this instrument is executed on behalf of the Directors of each Fund.

  This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

                                          MuniYield New York Insured Fund II,
                                          Inc.

                                                 /s/ Arthur Zeikel
                                          By: _________________________________
                                                      ARTHUR ZEIKEL
                                                        PRESIDENT

                                          Taurus MuniNewYork Holdings, Inc.

                                                 /s/ Arthur Zeikel
                                          By: _________________________________
                                                      ARTHUR ZEIKEL
                                                        PRESIDENT

                                                                     EXHIBIT II

                        ECONOMIC CONDITIONS IN NEW YORK

  The information set forth below is derived from the official statements prepared in connection with the issuance of New York Municipal Bonds and other sources that are generally available to investors. The following information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other conditions of New York City (the "City") or New York State (the "State" or "New York"). The Funds have not independently verified this information.

  In recent years, the State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York Municipal Bonds in which the Funds invest.

NEW YORK CITY

  General. More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State. The national economic downturn that began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in calendar year 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. However, after noticeable improvements in the City's economy during the calendar year 1994, economic growth slowed in calendar year 1995, and thereafter improved commencing in calendar year 1996, reflecting improved securities industry earnings and employment in other sectors. The City's current four-year financial plan assumes that moderate economic growth will exist through calendar year 2001.

  For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"). The City has been required to close substantial budget gaps in recent fiscal years in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget as required by the State law without additional reductions in City services or entitlement programs or tax or other revenue increases that could adversely affect the City's economic base.

  The most recent quarterly modification to the City's financial plan for the 1997 fiscal year (July 1, 1996 through June 30, 1997) projects a balanced budget in accordance with GAAP for the 1997 fiscal year after taking into account an increase in projected tax revenues of $1.2 billion during the 1997 fiscal year and a discretionary prepayment in the 1997 fiscal year of $1.3 billion of debt service due in the 1998 and 1999 fiscal years. Although several sectors of the City's economy have expanded recently, including tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industry.

  Pursuant to the laws of the State, the Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1998 through 2001 fiscal years (the "1998-2001 Financial Plan" or "City Financial Plan"). The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

  Implementation of the City Financial Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $4.3 billion of general obligation bonds and $7.1 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Transitional Finance Authority") to finance City capital projects. In 1997, the State enacted the New York City Transitional Finance Authority Act (the "Finance Authority Act"), which created the Transitional Finance Authority, to assist the City in avoiding certain state constitutional debt limitations. The Transitional Finance Authority is authorized to issue up to $7.5 billion in long-term debt. On June 2, 1997, an action was brought in the State Supreme Court, Albany County, seeking a declaratory judgment declaring the Finance Authority Act to be unconstitutional. If the Finance Authority Act were voided, and depending on whether the State took other action that would provide relief to the City under the general debt limit, the City might be required to curtail its currently defined capital program early in the 1998 fiscal year. In addition, the City issues revenue notes and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority (the "Water Authority") bonds and Transitional Finance Authority bonds will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes or the Water Authority or the Transitional Finance Authority were unable to sell its bonds, the City would be prevented from meeting its planned operating and capital expenditures.

  1998-2001 Financial Plan. On June 10, 1997 the City submitted to the New York State Financial Control Board (the "Control Board") the Financial Plan for the 1998 through 2001 fiscal years that reflects the City's expense and capital budgets for the 1998 fiscal year that were adopted on June 6, 1997. The City Financial Plan projects revenues and expenditures for the 1998 fiscal year (July 1, 1997 through June 30, 1998) balanced in accordance with GAAP. The City Financial Plan sets forth gap-closing actions to eliminate a previously projected gap for the 1998 fiscal year, after taking into account the prepayment in the 1997 fiscal year of $1.3 billion of debt service due in the 1998 and 1999 fiscal years. The gap-closing actions for the 1998 fiscal year include (i) additional agency actions; (ii) the proposed sale of various assets; (iii) additional State aid; and (iv) entitlement savings in Medicaid. The City Financial Plan also sets forth projections for the 1999 through 2001 fiscal years and projects budget gaps of $1.8 billion, $2.8 billion and $2.6 billion for the 1999 through 2001 fiscal years, respectively. The City has outlined a gap-closing program for these years that assumes additional agency actions, savings from restructuring City government and privatization and procurement initiatives, additional revenue initiatives and asset sales, additional State aid, additional entitlement cost containment initiatives and the availability of funds from the General Reserve.

  The City Financial Plan includes a proposed tax reduction program totaling $272 million, $435 million, $465 million and $481 million in the 1998 through 2001 fiscal years, respectively. The City Financial Plan assumes that portions of these reductions will be offset by increased State aid totaling $47 million, $254 million, $472 million and $722 million in the 1998 through 2001 fiscal years, respectively.

  The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, employment growth, wage increases for City employees consistent with those assumed in the City Financial Plan, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, continuation of interest earning assumptions for pension funds assets, the ability of the City's hospital and educational entities to take actions to offset potential budget shortfalls, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief, the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements, approval by the Governor and the State Legislature of the extension of certain personal income tax surcharges, that are scheduled to expire in 1997 and 1998, and adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor.

  The City Financial Plan is also subject to the ability of the City to implement the expenditure reductions and to obtain the savings outlined in the City Financial Plan. In addition, the City may incur expenditures that exceed those projected in the City Financial Plan. There can be no assurance that additional gap-closing measures will not be required to enable the City to achieve a balanced budget in a particular fiscal year. Certain identified savings are subject to negotiation with the City's municipal unions. Various other actions proposed for the 1998 through 2001 fiscal years are subject to approval by the Governor and the State Legislature and the proposed reductions in spending for entitlement programs may be subject to legal challenge.

  The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. If the State experiences revenue shortfalls or spending increases beyond its projections during its 1997-1998 fiscal year or subsequent fiscal years, such developments could result in reductions in anticipated State aid to the City. The State did not adopt its budget for the 1997-1998 fiscal year until August, more than four months after April 1, 1997, the beginning of the fiscal year. In addition, there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such reductions or delays.

  The City's financial plans have been the subject of extensive public comment and criticism. On May 29, 1997, the City Comptroller issued a report on the executive budget published on May 8, 1997 (the "Executive Budget"). The report identified a total net budget gap of up to $796 million for the 1998 fiscal year. With respect to the 1999 and subsequent fiscal years, the report noted that the financial plan published on May 8, 1997 (the "May Financial Plan") fails to address the City's long-term financial weaknesses, resulting in large out-year budget gaps. On June 5, 1997, the staff of the New York State Control Board (the "Control Board") issued a report commenting on the City's 1997 fiscal year. The report noted that the City projects that it will end the 1997 fiscal year with a substantial surplus that will be used to reduce the 1998 and 1999 fiscal year budget gaps. On July 2, 1997, the staff of the Office of the State Deputy Comptroller of New York (the "OSDC") issued a report on the City Financial Plan. For the 1998 fiscal year, the report projected a potential surplus of $190 million. The report also identified risks of $518 million, $1.1 billion, $1.3 billion and $1.4 billion for the 1998 through 2001 fiscal years, respectively. On October 31, 1996, the City's Independent Budget Office (the "IBO") released a report assessing the costs that could be incurred by the City in response to the Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (the "1996 Welfare Act"). The IBO report noted that if the requirement that all recipients work after two years of receiving benefits is enforced, these additional costs could be substantial starting in 1999, reflecting costs for worker training and supervision of new workers and increased child care costs. The report further noted that, if economic performance weakened, resulting in an increased number of public assistance cases, potential costs to the City could substantially increase. The report noted that the new welfare law's most significant fiscal impact is likely to occur in the years 2002 and beyond, reflecting the full impact of the lifetime limit on welfare participation, which only will begin to be felt in 2002. In addition, the report noted that, given the State constitutional requirement to care for the needy, the 1996 Welfare Act might well prompt a migration of benefit-seekers into the City. The report concluded that the impact of the 1996 Welfare Act on the City will ultimately depend on decisions of State and City officials, including the allocation of block grant funds between the State and New York local governments and the division between the State and local governments of welfare costs not funded by the Federal Government, the performance of the local economy and the behavior of thousands of individuals in response to the new system.

  Ratings. As of July 24, 1997, Moody's Investors Service, Inc. ("Moody's") rated the City's outstanding general obligation bonds "Baa1," Standard & Poor's Ratings Services ("Standard & Poor's") rated such bonds BBB+ and Fitch Investors Service ("Fitch") rated such bonds A-. On July 10, 1995, Standard & Poor's revised downwards its ratings on outstanding general obligation bonds of the City from A- to BBB+. On February 28, 1996, Fitch placed the City's general obligation bonds on FitchAlert with negative implications. On November 5, 1996, Fitch removed the City's general obligation bonds from FitchAlert, although Fitch stated that the outlook remains negative. Such ratings reflect only the view of Moody's, Standard & Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.

  Outstanding Indebtedness. As of March 31, 1997, the City and the Municipal Assistance Corporation for the City of New York had respectively approximately $26.0 and $3.8 billion of outstanding net long-term debt. As of May 1, 1997, the New York City Municipal Water Finance Authority (the "Water Authority") had approximately $6.8 billion of aggregate principal amount of outstanding bonds and $600 million aggregate principal amount of outstanding commercial paper notes.

  Debt service on Water Authority obligations is secured by fees and charges collected from the users of the City's water and sewer system. State and Federal regulations require the City's water supply to meet certain standards to avoid filtration. The City's water supply now meets all technical standards and the City has taken the position that increased regulatory, enforcement and other efforts to protect its water supply, will prevent the need for filtration. On May 6, 1997, the U.S. Environmental Protection Agency granted the City a filtration avoidance waiver through April 15, 2002 in response to the City's adoption of certain watershed regulations, which became effective May 1, 1997. The estimated incremental cost to the City of implementing this Watershed Memorandum of Agreement, beyond investments in the watershed which are planned independently, is approximately $400 million. Preliminary estimates of the costs of such filtration, if it were required, are from $4 billion to $8 billion. Such an expenditure could cause significant increases in City water and sewer charges.

  Litigation. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, routine litigation incidental to the performance of its governmental and other functions, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other alleged violations of law and condemnation proceedings and other tax and miscellaneous actions. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determination in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. As of June 30, 1996, the City estimated its potential future liability on account of all outstanding claims to be approximately $2.8 billion.

NEW YORK STATE

  Current Economic Outlook. The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with approximately 14 million jobs added since early 1992. Although the State has added approximately 300,000 jobs since late 1992, employment growth in the state has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries.

  The forecast of the State's economy shows moderate expansion during the first half of calendar 1997 with the trend continuing through the year. On an average annual basis, employment growth in the State, although less than that for the nation, is expected to be up substantially from the 1996 rate. Personal income is expected to record moderate gains in 1997. The State's overall employment growth is projected to be 1.4 percent in 1997 and 1.0 percent in 1998 while personal income growth is projected to be 6.1 percent in 1997 and 4.5 percent in 1998.

  The 1997-1998 Financial Plan. The State's current fiscal year commenced on April 1, 1997, and ends on March 31, 1998. The State's budget for the 1997-1998 fiscal year was adopted by the Legislature on August 4, 1997, more than four months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted necessary appropriations for state-supported debt service. The State Financial Plan for the 1997-1998 fiscal year was formulated on August 11, 1997 and is based on the State's budget as enacted by the Legislature, as well as actual results for the first quarter of the current fiscal year.

  The 1997-1998 Financial Plan projects General Fund receipts of $35.09 billion, an increase of approximately 6 percent from the previous fiscal year. General Fund disbursements are projected at $34.60 billion, an increase of approximately 5 percent from the previous fiscal year. Tax receipts are projected to grow by approximately 5 percent in fiscal year 1997-1998. The 1997-1998 Financial Plan projects budget balance on a cash basis. The State closed a previously projected budget gap of approximately $2.3 billion for the 1997-1998 fiscal year. Gap-closing actions include cost containment in State Medicaid, the use of the $1.4 billion 1996-1997 fiscal year budget surplus to finance current year spending, control on State agency spending and other actions. Total non-recurring resources included in the 1997-1998 Financial Plan are projected to be 0.7 percent of total General Fund receipts. There can be no assurance that the cost containment and spending reduction programs can be implemented as proposed.

  General Fund payments for Medicaid are projected to be $5.42 billion, virtually unchanged from the level of $5.38 billion in 1996-1997. This slow growth is due primarily to continuation of cost containment measures enacted in 1995-1996 and 1996-1997, new reforms included in the 1997-1998 adopted budget and forecasts for slower underlying growth. Other social service spending is forecast to increase by only $115 million to $3.15 billion in 1997-1998. This slow growth stems from continued State efforts to reduce welfare fraud, declining caseloads, and changes produced by federal welfare legislation enacted in 1996.

  The 1997-1998 adopted budget includes multi-year tax reductions, including a State funded property and local income tax reduction program, estate tax relief, utility gross receipts tax reductions, permanent reductions in the State sales tax on clothing, and elimination of assessments on medical providers. The various elements of the State and local tax and assessment reductions have little or no impact on the 1997-1998 Financial Plan, and do not begin to materially affect the outyear projections until the State's 1999-2000 fiscal year.

  The 1997-1998 Financial Plan projects a budget imbalance of up to $1.68 billion for the 1998-1999 fiscal year. The expected gap is smaller than the three previous budget gaps closed by the State. The Governor is required to submit a balanced budget to the State Legislature and has indicated that he will close any potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions. There can be no assurance, however, that the State's actions will be sufficient to preserve budget balances in the then current or future fiscal years.

  Certain actions taken in the State's 1997-1998 fiscal year, such as Medicaid and welfare reforms, are expected to provide recurring savings in future fiscal years. Continued controls on State agency spending will also provide recurring savings. The availability of $530 million in reserves created as a part of the 1997-1998 adopted budget and included in the Financial Plan is expected to benefit the 1998-1999 fiscal year. Sustained growth in the State's economy and continued declines in welfare caseload and health care costs would also produce additional savings in the 1998-1999 Financial Plan. Finally, various federal actions, including the potential beneficial effect on State tax receipts from changes to the federal tax treatment of capital gains, could potentially provide significant benefits to the State over the next several years.

  Certain actions taken in the 1997-1998 adopted budget add pressure to future budget balance in New York State. For example, the fiscal effects of tax reductions adopted in the 1997-1998 budget are projected to grow more substantially beyond the 1998-1999 fiscal year, with incremental costs averaging in excess of $1.3 billion annually over the last three years of the tax reduction program. These incremental costs reflect the phase-in of State-funded school property tax and local income tax relief, the phase-out of the assessments on medical providers, and reductions in estate and gift levies, utility gross receipts taxes, and the State sales tax on clothing. The full annual costs of the enacted tax reduction package is estimated at approximately $4.8 billion when fully effective in State fiscal year 2001-2002. In addition, the 1997-1998 budget included multi-year commitments for school aid and pre-kindergarten early learning programs which could add as much as $1.4 billion in costs when fully annualized in fiscal year 2001-2002. These spending commitments are subject to annual appropriation.

  The 1997-1998 Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, federal financial and monetary policies, the availability of credit and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience worse-than-predicted results in the 1997-1998 and subsequent fiscal years, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

  Owing to these and other factors, the State may face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues from a lower recurring receipts base and the spending required to maintain State programs at mandated levels. Any such recurring imbalance would be exacerbated by the use by the State of nonrecurring resources to achieve budgetary balance in a particular fiscal year. To correct any recurring budgetary imbalance, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years.

  The 1996-1997 Fiscal Year. The State ended its 1996-1997 fiscal year on March 31, 1997 in balance on a cash basis, with a 1996-1997 General Fund cash surplus as reported by the State Division of the Budget of approximately $1.4 billion that has been used to finance the 1997-1998 Financial Plan. The surplus results primarily from higher-than-expected revenues and lower-than-expected spending for social service programs. The General Fund closing balance was $433 million. General Fund receipts and transfers from other funds for the 1996-1997 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the 1995-1996 fiscal year (excluding deposits into the tax refund reserve account). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-1997 fiscal year, an increase of 0.7 percent from the 1995-1996 fiscal year.

  Prior Fiscal Years. The State ended its 1995-1996 fiscal year in balance, with a reported 1995-1996 General Fund cash surplus of $445 million. General Fund receipts and transfers from other funds totaled $32.81 billion, a decrease of 1.1 percent from the 1994-1995 levels. General Fund disbursements and transfers to other funds totaled $32.68 billion for the 1995-1996 fiscal year, a decrease of 2.2 percent from the 1994-1995 levels. Prior to adoption of the State's 1995-1996 fiscal year budget, the State had projected a potential budget gap of approximately $5 billion, which was closed primarily through spending reductions, cost containment measures, State agency actions and local assistance reforms.

  The State ended its 1994-1995 fiscal year with the General Fund in balance. General Fund receipts and transfers from other funds totaled $33.16 billion, an increase of 2.9 percent from the 1993-1994 levels. General Fund disbursements and transfers to other funds totaled $33.40 billion, an increase of 4.7 percent from the 1993-1994 levels.

  Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating the Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of June 1995, LGAC has issued bonds to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs without relying on short-term seasonal borrowing.

  Financing Activities. State financing activities include general obligation debt of the State and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation financings and other financings through public authorities and municipalities, where the State's obligation to make payments for debt service is generally subject to annual appropriation by the State Legislature.

  As of March 31, 1997, the total amount of outstanding general obligation debt was approximately $5.028 billion, including $293.6 million in BANs. The total amount of moral obligation debt was approximately $4.069 billion, and $22.499 billion of bonds issued primarily in connection with lease-purchase and contractual-obligation financing of State capital programs were outstanding. Furthermore, the adopted 1997-1998 budget proposes a new $2.4 billion general obligation bond proposal for school facilities to be submitted to the voters in November 1997.

  Public Authorities. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of September 30, 1996, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was $75.4 billion. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be adversely affected, if any of its public authorities were to default in their respective obligations.

  Ratings. Currently, Moody's, Standard & Poor's and Fitch rate New York State's outstanding general obligation bonds "A2," A- and A+, respectively. Ratings reflect only the respective views of such organizations, and explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the New York Municipal Bonds in which the Fund invests.

  Litigation. The State is a defendant in numerous legal proceedings including, but not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. State programs are frequently challenged on State and Federal constitutional grounds. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan in any given fiscal year. There can be no assurance that an adverse decision in one or more legal proceedings would not exceed the amount the State reserves for the payment of judgments or materially impair the State's financial operations. In its audited financial statements for the fiscal year ended March 31, 1997, the State reported its estimated liability for awarded and anticipated unfavorable judgments at $364 million.

  Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1997-1998 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1997-1998 fiscal year.

  Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

                                                                    EXHIBIT III

                RATINGS OF MUNICIPAL BONDS AND COMMERCIAL PAPER

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") MUNICIPAL BOND RATINGS

  "Aaa"-Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  "Aa"-Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

  "A"-Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  "Baa"-Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  "Ba"-Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  "B"-Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  "Caa"-Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  "Ca"-Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  "C"-Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Con.(. . .)-Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

  Note: These bonds in the "Aa," "A," "Baa," "Ba" and "B" groups which Moody's believes possess the strongest investment attributes are designated by the symbols "Aal," "Al," "Baal," "Bal" and "Bl."

                                     III-1

  Short-term Notes and Variable Rate Demand Obligations: The four ratings of Moody's for short-term notes and VRDOs are "MIG-1"/"VMIG-1," "MIG-2"/"VMIG-2," "MIG-3"/"VMIG-3," and "MIG-4"/"VMIG-4"; "MIG-1"/"VMIG-1" denotes "best quality, enjoying strong protection from established cash flows"; "MIG-2"/"VMIG-2" denotes "high quality" with "ample margins of protection"; "MIG-3"/"VMIG-3" instruments are of "favorable quality . . . but lacking the undeniable strength of the preceding grades"; "MIG-4"/"VMIG-4" instruments are of "adequate quality, carrying specific risk but having protection . . . and not distinctly or predominantly speculative."

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

  Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

    "PRIME-1"-Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-l repayment capacity will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and with established access to a range of financial markets and assured sources of alternate liquidity.

    "PRIME-2"-Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    "PRIME-3"-Issuers rated "Prime-3" (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    "NOT PRIME"-Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

  If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representations and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

DESCRIPTION OF STANDARD & POOR'S RATINGS SERVICES ("S&P'S") MUNICIPAL DEBT
RATINGS

  An S&P's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or obtained by S&P's from other sources S&P's considers reliable. S&P's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

                                     III-2

  The ratings are based, in varying degrees, on the following considerations:

    I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

    II. Nature of and provisions of the obligation;

    III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    AAA-Debt rated "AAA" has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong.

    AA-Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

    A-Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

    BBB-Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

    BB, B, CCC, CC, C-Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C1-The rating "Cl" is reserved for income bonds on which no interest is being paid.

    D-Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S COMMERCIAL PAPER RATINGS

  An S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

    A-1-This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

    A-2-Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

    A-3-Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                     III-3

    B-Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C-This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D-Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless S&P's believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P's by the issuer or obtained by S&P's from other sources it considers reliable. S&P's does not conduct an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information or based on other circumstances.

  An S&P's municipal note rating reflects the liquidity concerns and market access risks unique to such notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

  Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

  Note rating symbols are as follows:

    SP-1  A very strong, or strong, capacity to pay principal and interest.
        Issues that possess overwhelming safety characteristics will be given a "+" designation.

    SP-2  A satisfactory capacity to pay principal and interest.

    SP-3  A speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S ("FITCH") INVESTMENT GRADE BOND RATINGS

  Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

  Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

  Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

  Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

                                     III-4

  Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

  AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

  A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

  BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

  Credit Trend Indicator: Credit trend indicators show whether credit fundamentals are improving, stable, declining or uncertain, as follows:

    Improving  (up arrow)
    Stable     (left arrow/right arrow)
    Declining  (down arrow)
    Uncertain  (up arrow/down arrow)

  Credit trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than issues placed on FitchAlert.

  NR indicates that Fitch does not rate the specific issue.

  Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

  Suspended: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

  Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

  FitchAlert: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive" indicating a potential upgrade. "Negative" for potential downgrade, or "Evolving" where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within three to 12 months.

                                     III-5

  Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

DESCRIPTION OF FITCH'S SPECULATIVE GRADE BOND RATINGS

  Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

  Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

  BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

  B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

  CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

  CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

  C-Bonds are in imminent default in payment of interest or principal.

  DDD, DD, and D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

  Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

  Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

  The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.


                                     III-6

  Fitch short-term ratings are as follows:

    F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

    F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

    F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

    F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

    D Default. Issues assigned this rating are in actual or imminent payment default.

    LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.


                                     III-7

                                                                     EXHIBIT IV

                              PORTFOLIO INSURANCE

  Set forth below is further information with respect to the Mutual Fund Insurance Policies (the "Policies") that Insured may obtain from several insurance companies with respect to insured Municipal Bonds held by Insured. Insured has no obligation to obtain any such Policies and the terms of any Policies actually obtained may vary significantly from the terms described below.

  In determining eligibility for insurance, insurance companies will apply their own standards, which correspond generally to the standards they normally use in establishing the insurability of new issues of Municipal Bonds and which are not necessarily the criteria that would be used in regard to the purchase of such bonds by Insured. The Policies do not insure (i) municipal securities ineligible for insurance and (ii) municipal securities no longer owned by Insured.

  The Policies do not guarantee the market value of the insured Municipal Bonds or the value of the shares of Insured. In addition, if the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the insurance claims-paying ability of any such insurer deteriorates, the insurance company will not have any obligation to insure any issue held by Insured which is adversely affected by either of the above described events. In addition to the payment of premiums, the Policies may require that Insured notify the insurance company as to all Municipal Bonds in its portfolio and permit the insurance company to audit its records. The insurance premiums will be payable monthly by Insured in accordance with a premium schedule to be furnished by the insurance company at the time the Policies are issued. Premiums are based upon the amounts covered and the composition of the portfolio.

  The insurance companies will have insurance claims-paying ability ratings of AAA from Standard & Poor's Ratings Services ("S&P"), "Aaa" from Moody's Investors Service, Inc. ("Moody's") or AAA from Fitch Investors Service, Inc. ("Fitch").

  An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of "Aaa" carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position. A Fitch insurance claims-paying ability rating provides an assessment of an insurance company's financial strength and, therefore, its ability to pay policy and contract claims under the terms indicated. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by Fitch. The ability to pay claims is adjudged by Fitch to be extremely strong for insurance companies with this highest rating. In the opinion of Fitch, foreseeable business and economic risk factors should not have any material adverse impact on the ability of these insurers to pay claims. In Fitch's opinion, profitability, overall balance sheet strength, capitalization and liquidity are all at very secure levels and are unlikely to be affected by potential adverse underwriting, investment or cyclical events.

  An insurance claims-paying ability rating by S&P, Moody's or Fitch does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts.)

  The assignment of ratings by S&P, Moody's or Fitch to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

                                    PART C

                               OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

  Section 2-418 of the General Corporation Law of the State of Maryland,
Article VI of the Registrant's Articles of Incorporation, Article VI of the Registrant's By-Laws and the Registrant's Investment Advisory Agreement with Fund Asset Management, Inc., now known as Fund Asset Management, L.P. (the "Investment Adviser") provide for indemnification.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be provided to directors, officers and controlling persons of each Fund, pursuant to the foregoing provisions or otherwise, each Fund has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a Fund of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, unless in the opinion of its counsel the matter has been settled by controlling precedent, will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

  Reference is made to (i) Section Six of the Purchase Agreement relating to the Registrant's Common Stock, a form of which previously was filed as an exhibit to the Common Stock Registration Statement (as defined below), and
(ii) Section Seven of the Purchase Agreement relating to the Registrant's AMPS, a form of which previously was filed as an exhibit to the AMPS Registration Statement (as defined below), for provisions relating to the indemnification of the underwriter.

ITEM 16. EXHIBITS.

  (1)(a) --Articles of Incorporation of the Registrant(a)
     (b) --Form of Articles Supplementary creating the Series A AMPS of the
          Registrant(b)
     (c) --Form of Articles Supplementary creating the Series B and Series C
          AMPS of the Registrant(c)
     (d) --Form of Articles Supplementary creating the Series D AMPS of the
          Registrant(d)
  (2)    --By-Laws of the Registrant(a)
  (3)    --Not applicable
  (4) --Form of Agreement and Plan of Reorganization between the Registrant and Taurus MuniNewYork Holdings, Inc.(d)
  (5)(a) --Form of specimen certificate for Common Stock(f)
     (b) --Form of Certificate for AMPS(g)
     (c) --Portions of the Articles of Incorporation and the By-Laws of the Registrant defining the rights of holders of shares of the Registrant(h)
  (6)    --Investment Advisory Agreement between the Registrant and the
          Investment Adviser(f)
  (7)(a) --Purchase Agreement between the Registrant, the Investment Adviser and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill
          Lynch") relating to the Registrant's Common Stock(e)
     (b) --Form of Purchase Agreement between the Registrant, the Investment
          Adviser and Merrill Lynch relating to the Registrant's AMPS(g)
     (c) --Form of Merrill Lynch Standard Dealer Agreement(a)
  (8)    --Not applicable
  (9)    --Custody Agreement between the Registrant and State Street Bank and
          Trust Company(f)
 (10)    --Not applicable

 (11)    --Opinion and Consent of Brown & Wood LLP, counsel for the Registrant
 (12)    --Private Letter Ruling from the Internal Revenue Service(i)
 (13)(a) --Transfer Agency and Service Agreement between the Registrant and
          State Street Bank and Trust Company(f)
     (b) --Form of Auction Agent Agreement(g)
     (c) --Form of Broker-Dealer Agreement(g)
     (d) --Form of Letter of Representations(g)
 (14)(a) --Consent of Deloitte & Touche LLP, independent auditors for the
          Registrant
     (b) --Consent of Ernst & Young LLP, independent auditors for Taurus
          MuniNewYork Holdings, Inc.
 (15)    --Not applicable
 (16)    --Power of Attorney(j)
 (17)    --Letter from Deloitte & Touche LLP pursuant to Item 304(a)(3) of
          Regulation S-K

--------
(a) Incorporated by reference to the Registrant's registration statement on Form N-2 relating to the Registrant's Common Stock (File Nos. 33-47744 and 811-6661), filed with the Securities and Exchange Commission (the "Commission") on May 8, 1992 (the "Common Stock Registration Statement").
(b) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 relating to the Registrant's Auction Market Preferred Shares (File Nos. 33-50304 and 811-
    6661), filed with the Commission on August 28, 1992 (the "AMPS Registration Statement").

(c) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-14 (File Nos. 333-7817 and 811-6661), filed with the Commission on August 21, 1996.

(d) Previously filed on August 15, 1997 as an exhibit to the Registrant's Registration Statement on Form N-14 (File Nos. 333-33759 and 811-6661) (the "Registration Statement on Form N-14").

(e) Included as Exhibit I to the Proxy Statement and Prospectus included in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-14.

(f) Incorporated by reference to Pre-Effective Amendment No. 2 to the Common Stock Registration Statement ("Pre-Effective Amendment No. 2"), filed with the Commission on June 19, 1992.

(g) Incorporated by reference to the AMPS Registration Statement, filed with the Commission on July 31, 1992.

(h) Reference is made to Article V, Article VI (section 6), Article VII,
    Article VIII, Article X, Article XI, Article XII and Article XIII of the Registrant's Articles of Incorporation, filed as Exhibit 1 to the Common Stock Registration Statement; and to Article II, Article III (sections 1, 3, 5 and 17), Article VI, Article VII, Article XII, Article XIII and
    Article XIV of the Registrant's By-Laws, filed as Exhibit 2 to the Common Stock Registration Statement.

(i) To be filed by post-effective amendment.

(j) Included on the signature page of the Registration Statement on Form N-14.

ITEM 17. UNDERTAKINGS.

  (a) The Registrant undertakes to suspend offering of the shares of Common Stock covered hereby until it amends its Prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share of Common Stock declines more than 10 percent from its net asset value per share of Common Stock as of the effective date of this Registration Statement, or (2) its net asset value per share of Common Stock increases to an amount greater than its net proceeds as stated in the Prospectus contained herein.

  (b) The Registrant undertakes that: (1) For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be a part of the registration statement as of the time it was declared effective. (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES

  As required by the Securities Act of 1993, this Pre-Effective Amendment to the Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 11th day of September, 1997.

                                          MuniYield New York Insured Fund II,
                                           Inc.
                                           (Registrant)

                                                /s/ Gerald M. Richard
                                          By __________________________________

                                              (GERALD M. RICHARD, TREASURER)


  As required by the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             SIGNATURES                        TITLE                 DATE

                                       President (Principal
         Arthur Zeikel*                 Executive Officer)
-------------------------------------   and Director
           (ARTHUR ZEIKEL)

                                       Treasurer (Principal
     /s/ Gerald M. Richard              Financial and           September 11,
-------------------------------------   Accounting Officer)       1997
         (GERALD M. RICHARD)

                                       Director
       James H. Bodurtha*
-------------------------------------
         (JAMES H. BODURTHA)

                                       Director
       Herbert I. London*
-------------------------------------
         (HERBERT I. LONDON)

                                       Director
       Robert R. Martin*
-------------------------------------
         (ROBERT R. MARTIN)

                                       Director
         Joseph L. May*
-------------------------------------
           (JOSEPH L. MAY)

                                       Director
        Andre F. Perold*
-------------------------------------
          (ANDRE F. PEROLD)

* By:
     /s/ Gerald M. Richard
-------------------------------------
  (GERALD M. RICHARD, ATTORNEY-IN-                              September 11,
             FACT)                                                1997

[Proxy Card Front]                                                  COMMON STOCK

                    MUNIYIELD NEW YORK INSURED FUND II, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY  08543-9011

                                   P R O X Y
          This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick
D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield New York Insured Fund II, Inc. (the "Fund") held of record by the undersigned on August 25, 1997 at the Annual Meeting of Stockholders of the Fund to be held on October 20, 1997, or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                                (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and Taurus MuniNewYork Holdings, Inc.

     FOR [_]     AGAINST [_]     ABSTAIN [_]

2. To consider and act upon a proposal to elect the following persons as Directors of the Fund:

     FOR all nominees listed below        WITHHOLD AUTHORITY to vote
     (except as marked to                 for all nominees listed below [_]
     the contrary below) [_]



     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

     James H. Bodurtha, Herbert I. London, Robert R. Martin, Arthur Zeikel

3. To consider and act upon a proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year ending October 31, 1997.

     FOR [_]     AGAINST [_]     ABSTAIN [_]

4. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

                         Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such.
                         If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                         Dated:  ______________________________, 1997

                         X _____________________________________________
                                           Signature

                         X _____________________________________________
                                   Signature, if held jointly

PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

[Proxy Card Front]                                                AUCTION MARKET
                                                                 PREFERRED STOCK

                    MUNIYIELD NEW YORK INSURED FUND II, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY  08543-9011

                                   P R O X Y
          This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick
D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniYield New York Insured Fund II, Inc. (the "Fund") held of record by the undersigned on August 25, 1997 at the Annual Meeting of Stockholders of the Fund to be held on October 20, 1997, or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                                (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and Taurus MuniNewYork Holdings, Inc.

     FOR [_]     AGAINST [_]     ABSTAIN [_]

2. To consider and act upon a proposal to elect the following persons as Directors of the Fund:

     FOR all nominees listed below        WITHHOLD AUTHORITY to vote
     (except as marked to                 for all nominees listed below [_]
     the contrary below) [_]


     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

     James H. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold, Arthur Zeikel

3. To consider and act upon a proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year ending October 31, 1997.

     FOR [_]     AGAINST [_]     ABSTAIN [_]

4. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

     If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed shares of Auction Market Preferred Stock, Series A, B and C, in the same proportion as votes cast by holders of Auction Market Preferred Stock, Series A, B and C, who have responded to this proxy solicitation.


                         Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such.
                         If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                         Dated:  ______________________________, 1997

                         X _____________________________________________
                                           Signature

                         X _____________________________________________
                                    Signature, if held jointly


PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

[Proxy Card Front]                                                  COMMON STOCK

                       TAURUS MUNINEWYORK HOLDINGS, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY  08543-9011

                                   P R O X Y
          This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick
D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Taurus MuniNewYork Holdings, Inc. (the "Fund") held of record by the undersigned on August 25, 1997 at a Special Meeting of Stockholders of the Fund to be held on October 20, 1997, or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniYield New York Insured Fund II, Inc.

     FOR [_]     AGAINST [_]     ABSTAIN [_]

2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

                         Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such.
                         If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                         Dated:  ______________________________, 1997

                         X _____________________________________________
                                           Signature

                         X _____________________________________________
                                  Signature, if held jointly

PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

[Proxy Card Front]                                                AUCTION MARKET
                                                                 PREFERRED STOCK
                       TAURUS MUNINEWYORK HOLDINGS, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY  08543-9011

                                   P R O X Y
          This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick
D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of Taurus MuniNewYork Holdings, Inc. (the "Fund") held of record by the undersigned on August 25, 1997 at a Special Meeting of Stockholders of the Fund to be held on October 20, 1997, or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                (Continued and to be signed on the reverse side)

[Proxy Card Reverse]


1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniYield New York Insured Fund II, Inc.

     FOR [_]     AGAINST [_]     ABSTAIN [_]

2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

     If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed shares of Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.

                         Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such.
                         If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                         Dated:  ______________________________, 1997

                         X _____________________________________________
                                           Signature

                         X _____________________________________________
                                  Signature, if held jointly

PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.